Exhibit 10.5

INDENTURE

dated as of December 11, 2014

by and between

ZP SPV 1 K/S,

a limited partnership organized under the laws of Denmark,

as issuer of the Notes described herein,

and

U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as initial trustee of the Notes described herein
and as Operating Bank (as defined herein)

i

ARTICLE XI

DISCHARGE OF INDENTURE; SURVIVAL

Section 11.1	Discharge of Indenture; Survival	76
Section 11.2	Release of Security Interest in Certain Collateral	77

ARTICLE XII

MISCELLANEOUS

Section 12.1	Right of Trustee to Perform	77
Section 12.2	Waiver	77
Section 12.3	Severability	78
Section 12.4	Restrictions on Exercise of Certain Rights	78
Section 12.5	Notices	78
Section 12.6	Assignments	79
Section 12.7	Application to Court	79
Section 12.8	GOVERNING LAW	80
Section 12.9	Jurisdiction	80
Section 12.10	Counterparts	82
Section 12.11	Table of Contents and Headings	82
Section 12.12	Trust Indenture Act	82
Section 12.13	Confidential Information	82
Section 12.14	Limited Recourse	82
Section 12.15	Tax and ERISA Matters	83
Section 12.16	Waiver	85

Annex A	Rules of Construction and Defined Terms

Exhibit A	Form of Class A Notes
Exhibit B	Form of Confidentiality Agreement
Exhibit C	Agents for Service of Process
Exhibit D	Coverage of Distribution Report
Exhibit E	UCC Financing Statements
Exhibit F	Form of Certificate of Euroclear or Clearstream for Permanent Regulation S Global Note
Exhibit G	Form of Certificate of Beneficial Owner of Temporary Regulation S Global Note
Exhibit H	Form of Certificate of Euroclear or Clearstream for Payments
Exhibit I	Form of Certificate of Proposed Transferor
Exhibit J	Form of Certificate of Certain Proposed Regulation S Non-U.S. Person Transferees
Exhibit K	Form of Portfolio Interest Certificate

INDENTURE

This INDENTURE, dated as of December 11, 2014, is by and between ZP SPV 1 K/S, a limited partnership organized under the laws of Denmark, as issuer of the Notes described herein, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as initial trustee of the Notes described herein and as Operating Bank.

GRANTING CLAUSE

NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Notes by the Noteholders, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure (i) the prompt payment of the principal of, Premium (if any) and interest on, and all other amounts due with respect to, the Notes from time to time Outstanding hereunder, (ii) the payment of any fees, expenses or other amounts that the Issuer is obligated to pay under or in respect of the Notes or this Indenture, (iii) the payment and performance of all the obligations of the Issuer in respect of any amendment, modification, extension or renewal of the Notes and (iv) the performance and observance by the Issuer of all the agreements, covenants and provisions expressed or implied herein and in the Notes for the benefit of the Noteholders (collectively, the “Secured Obligations”) and for the uses and purposes and subject to the terms and provisions hereof, the Issuer does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm unto the Trustee, its successors and assigns, pursuant to this Indenture, the Assignment and Charge Agreement, the Assignment for Security Purposes and each Account Control Agreement (if any), as the case may be, for the security and benefit of the Noteholders from time to time, security interests in all right, title and interest of the Issuer in, to and under (in each case, whether now owned or existing, or hereafter acquired or arising thereafter) the following described property, rights and privileges (such property, rights and privileges, including all other property, rights and privileges hereafter specifically subjected to the respective liens of this Indenture, the Assignment and Charge Agreement and the Assignment for Security Purposes, or any indenture supplemental hereto or agreement supplemental to the Assignment and Charge Agreement or the Assignment for Security Purposes, as the case may be, in each case whether now owned or hereafter acquired, being collectively referred to herein as the “Collateral”):

(1)                                 the Issuer Purchased Assets, such Security Interest in the foregoing property described in this clause (1) being granted pursuant to the Assignment for Security Purposes;

(2)                                 the Issuer’s rights under the (A) Issuer Purchase Agreement (including the right to enforce the representations, warranties and covenants made by Seller under the Issuer Purchase Agreement), (B) the Servicing Agreement (including the right to enforce the representations, warranties and covenants made by the Servicer under the Servicing Agreement) and (C) the Master Contribution Agreement (including the right to enforce the representations, warranties and covenants made by Zealand under the Master Contribution Agreement), in each case, to the extent relating to or affecting the Payments (or any rights in connection therewith), and other agreements to which the Issuer is a party, including any other agreements relating to the rights of the Issuer in respect of the sale, transfer and servicing of the Issuer Purchased Assets, such Security Interest in the foregoing property described in this clause (2) being granted pursuant to the Assignment and Charge Agreement;

(3)                                 (A) all Transaction Accounts established under this Indenture at any time, (B) all amounts from time to time credited to such Transaction Accounts, (C) all cash, financial assets and other investment property, instruments, documents, chattel paper, general intangibles, accounts and other property from time to time credited to such Transaction Accounts or representing investments and reinvestments of amounts credited to such Transaction Accounts and (D) all interest, principal payments, dividends and other distributions payable on or with respect to, and all proceeds of, (i) all property so credited or representing such investments and reinvestments and (ii) such Transaction Accounts, such Security Interest in the foregoing property described in this clause (3) being granted pursuant to this Indenture; and

(4)                                 with respect to the property described in clause (3), and, to the extent a security interest may be granted therein under New York law, the property described in clauses (1) and (2), any fruits and proceeds, surrogates and replacements of the respective foregoing property present or future, including, but not limited to (a) all rights and products of the Issuer (contractual and otherwise) constituting, arising under, connected with or in any way related to any or all of the respective foregoing property and (b) the benefit of any indemnity, guarantee and security therefor and all other rights and remedies available to the Issuer to recover the respective foregoing property, such Security Interest in the foregoing property described in this clause (4) being granted pursuant to this Indenture;

The Issuer shall file, and hereby authorizes the filing of, all financing or continuation statements, and amendments thereto, and all other filings or notices, in all jurisdictions and with all filing offices or persons or entities as are necessary or advisable to perfect the security interests in the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral granted to the Trustee pursuant to this Indenture and the Local Law Security Agreements. Such financing statements may describe the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral in the same manner as described in this Indenture or any security agreement entered into by the parties in connection herewith or may contain an indication or description of the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral that describes such property in any other manner as is necessary, advisable or prudent to ensure the perfection of the security interests in the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral granted to the Trustee in connection herewith. Nothing herein shall be construed as imposing a duty upon the Trustee to determine the jurisdictions or filing offices in which such filings should be made or to make such filings.

Except to the extent otherwise provided in this Indenture and the other Deal Documents, the Issuer does hereby constitute and irrevocably appoint (until this Indenture is terminated) the Trustee its true and lawful attorney with full power (in the name of the Issuer or otherwise) to exercise the rights of the Issuer with respect to the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral held for the benefit and security of the Trustee and the Noteholders and to ask, require, demand, receive, settle, compromise, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of any of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral held for the benefit and security of the Trustee and the Noteholders, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Trustee may deem to be necessary or advisable in the premises. The power of attorney granted to the Trustee pursuant to this Indenture and all authority hereby conferred are granted and conferred solely to protect the Trustee’s interest in the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral held for the benefit and security of the Trustee and the Noteholders and shall not impose any duty upon the Trustee to exercise any power except as expressly provided herein or in any other Deal Documents. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full of all the obligations secured hereby.

This Indenture shall constitute a security agreement under the laws of the State of New York applicable to agreements made and to be performed therein. Upon the occurrence of any Event of Default with respect to the Notes, and in addition to any other rights available under this Indenture or any other instruments included in the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral held for the benefit and security of the Trustee and the Noteholders or otherwise available at law or in equity, the Trustee shall have all rights and remedies of a secured party on default under the laws of the State of New York and other Applicable Law to enforce the assignments and security interests contained herein, provided however that this shall not apply to the Assignment for Security Purposes which shall be valid and binding exclusively subject to German law. In addition, upon the occurrence of any Event of Default with respect to the Notes, the Trustee shall have the right, subject to compliance with any mandatory requirements of Applicable Law, to sell or apply any rights and other interests assigned or pledged hereby in accordance with the terms hereof at public or private sale (subject, for the avoidance of doubt, to the rights of the Noteholders, as applicable, under the relevant Deal Documents to instruct the Trustee in the exercise of such rights and remedies).

The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required in accordance with, and subject to, the terms hereof.

BUT SUBJECT TO all of the terms and conditions of this Indenture.

HABENDUM CLAUSE

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Trustee, its successors and assigns, in trust for the benefit and security of the Noteholders from time to time of each class of the Notes, without any priority of any one class of Notes over any other class of Notes by reason of difference in time of issuance or otherwise, except as expressly provided herein, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture.

PROVIDED, HOWEVER, that, notwithstanding any of the foregoing provisions or anything to the contrary herein, so long as no Event of Default shall have occurred and be continuing, the Issuer shall have the right, subject to the provisions of the Deal Documents with respect to the exercise of such right, to exercise in the Issuer’s name all rights and powers of the Issuer under the Issuer Purchase Agreement and any other agreement (including any other Deal

Documents) to which the Issuer is or may be a party or third party beneficiary (including the License Agreement), except as otherwise set forth in any such agreement, and SUBJECT TO all of the terms and conditions of this Indenture and the other Deal Documents.

It is hereby further agreed that any and all property described or referred to in the Granting Clause that is hereafter acquired by the Issuer shall ipso facto, and without any other conveyance, assignment or act on the part of the Issuer or the Trustee, become and be subject to the Security Interests granted under this Indenture and the Assignment and Charge Agreement, as the case may be, as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Issuer contained in the foregoing paragraphs.

The Issuer does hereby ratify and confirm this Indenture and the other Deal Documents to which it is a party and, subject to the other terms of this Indenture, the Assignment and Charge Agreement and the Assignment for Security Purposes, as the case may be, does hereby agree that it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the assignments hereunder or thereunder or of any of the rights created by any thereof.

It is expressly agreed that anything herein contained to the contrary notwithstanding, the Issuer shall remain liable under the Deal Documents and any other contracts and agreements included in the Collateral to the extent set forth therein and shall remain obligated to perform all of the duties and obligations of the Issuer thereunder to the same extent as if this Indenture had not been executed in accordance with and pursuant to the terms and provisions thereof, the exercise by the Trustee of any of its rights hereunder shall not release the Issuer from any of its duties or obligations under any such Deal Documents or other contracts or agreements included in the Collateral, and, prior to the foreclosure of the liens of this Indenture, the Assignment and Charge Agreement and the Assignment for Security Purposes, as the case may be, as provided under Section 4.3, the Trustee and the Noteholders shall have no obligation or liability under any thereof by reason of or arising out of this Indenture or the assignment hereunder, nor shall the Trustee or the Noteholders be required or obligated in any manner to perform or fulfill any obligations or duties of the Issuer under or pursuant to any Deal Document or any other contract or agreement included in the Collateral or, except as herein expressly provided, to make any payment, make any inquiry as to the nature or sufficiency of any payment received by it, present or file any claim or take any action to collect or enforce any claim for payment assigned hereunder, or under the Assignment and Charge Agreement or the Assignment for Security Purposes, or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times; provided, however, that, in exercising any right of the Issuer under any Deal Document or any other contract or agreement included in the Collateral, the Trustee and the Noteholders shall be bound by, and shall comply with, the provisions thereof applicable to the Issuer in respect of the exercise of such right and the confidentiality provisions set forth therein to the extent permitted by Applicable Law.

IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

ARTICLE I

GENERAL

Section 1.1                                    Rules of Construction and Defined Terms. The rules of construction set forth in Annex A shall apply to this Indenture and are hereby incorporated by reference into this Indenture as if set forth fully in this Indenture. Capitalized terms used but not otherwise defined in this Indenture shall have the respective meanings given to such terms in Annex A, which is hereby incorporated by reference into this Indenture as if set forth fully in this Indenture. Not all terms defined in Annex A are used in this Indenture.

Section 1.2                                    Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer’s Certificate stating that, in the opinion of the signer thereof in his or her capacity as such, all conditions precedent, if any, provided for in this Indenture or any other Deal Document relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional Officer’s Certificate or Opinion of Counsel pursuant to this Section 1.2 need be furnished.

Every Officer’s Certificate or Opinion of Counsel with respect to compliance with a condition precedent or covenant provided for in this Indenture, any other Deal Document, any indenture supplemental hereto or any agreement supplemental to any Deal Document, shall include:

(a)                                 a statement that each individual signing such certificate or opinion has read such covenant or condition precedent and the definitions in this Indenture or other Deal Document, as applicable, relating thereto;

(b)                                 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)                                  a statement to the effect that, in the opinion of each such individual in his or her capacity as such, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)                                 a statement as to whether, in the opinion of each such individual, such condition precedent or covenant has been complied with.

Section 1.3                                    Acts of Noteholders.

(a)                                 Any direction, consent, waiver or other action provided by this Indenture in respect of the Notes of any class to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent or proxy duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee or to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose under this Indenture and conclusive in favor of the Trustee or the Issuer, if made in the manner provided in this Section 1.3(a).

(b)                                 The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and, where such execution is by an officer of a corporation or association, trustee of a trust or member of a partnership, on behalf of such corporation, association, trust or partnership, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner that the Trustee deems sufficient.

(c)                                  In determining whether the Noteholders have given any Direction under this Indenture, Notes owned by the Issuer, the Equityholder, Zealand or any Affiliate of any such Person shall be disregarded and deemed not to be Outstanding for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notwithstanding the foregoing, if any such Person or Persons owns 100% of the Notes of any class Outstanding, such Notes shall not be so disregarded as aforesaid.

(d)                                 Notwithstanding the definition of “Record Date”, the Issuer may, at its option, by delivery of Officer’s Certificate(s) to the Trustee, set a record date other than the Record Date to determine the Noteholders in respect of the Notes of any class entitled to give any Direction in respect of such Notes. Such record date shall be the record date specified in such Officer’s Certificate, which shall be a date not more than 30 days prior to the first solicitation of Noteholders in connection therewith. If such a record date is fixed, such Direction may be given before or after such record date, but only the Noteholders of the applicable class at the close of business on such record date shall be deemed to be Noteholders for the purposes of determining whether Noteholders holding the requisite proportion of Outstanding Notes of such class have authorized, agreed or consented to such Direction, and for that purpose the Outstanding Notes of such class shall be computed as of such record date; provided, that no such Direction by the Noteholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than one year after the record date.

(e)                                  Any Direction or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the transfer thereof, in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Note, and any Direction or other action by the Beneficial Holder of any Beneficial Interest in any Note shall bind any transferee of such Beneficial Interest.

ARTICLE II

THE NOTES

Section 2.1                                    Amount of Notes; Terms; Form; Execution and Delivery.

(a)                                 Except in respect of PIK Notes added to the principal balance of the Original Class A Notes pursuant to Section 3.6(b), the Outstanding Principal Balance of the Original Class A Notes that may be authenticated and delivered on the Closing Date under this Indenture shall not exceed the initial Outstanding Principal Balance for the Original Class A Notes in the amount of $50,000,000, as set forth in the definition thereof. The Outstanding Principal Balance of any PIK Notes that may be authenticated and delivered from time to time under this Indenture shall not exceed the Outstanding Principal Balance thereof as issued in accordance with Section 3.6(b); provided, that any PIK Notes shall be issued in accordance with Section 3.6(b). The Outstanding Principal Balance of any class (or sub-class) of Subordinated Notes that may be authenticated and delivered from time to time under this Indenture shall not exceed the Outstanding Principal Balance authorized in the Resolution and set forth in an indenture supplemental hereto establishing such Subordinated Notes; provided, that any Subordinated Notes shall be issued in accordance with Section 2.16. For the avoidance of doubt, (i) no Original Class A Notes may be issued after the Closing Date and (ii) after the Closing Date, no Notes of any kind may be issued other than PIK Notes (in accordance with Section 3.6(b)) and Subordinated Notes (in accordance with Section 2.16).

(b)                                 There shall be issued, authenticated and delivered on the Closing Date and on the date of issuance of any PIK Notes or any Subordinated Notes to each of the Noteholders Notes in the principal amounts and maturities and bearing the interest rates, in each case in registered form and, in the case of the Original Class A Notes or any PIK Notes, substantially in the form set forth in Exhibit A (with such appropriate insertions or variations, in the case of any PIK Notes, as are required or permitted by this Indenture) or, in the case of any Subordinated Notes, substantially in the form set forth in any indenture supplemental hereto in respect of such Notes, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements typewritten, printed, lithographed or engraved thereon, as may, consistently herewith, be prescribed by the Trustee. The Trustee shall authenticate Notes and make Notes available for delivery only upon the written order of the Issuer signed by a Responsible Officer of the Issuer. Such order shall specify the aggregate principal amount and type of Notes to be authenticated, the date of issue, whether they are to be issued as Global Notes or Definitive Notes and delivery instructions.

Any Notes initially offered and sold to Institutional Accredited Investors, and any other Notes, if so provided herein or in any indenture supplemental hereto in respect of such Notes, shall be issued in the form of permanent certificated Notes in definitive, registered form in substantially the form set forth in Exhibit A (collectively with any definitive, fully registered Notes issued pursuant to Section 2.10(b), the “Definitive Notes”), registered in the name of such purchasers or their nominees. Definitive Notes of each class shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods.

Any Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of one or more permanent global certificates in fully registered form without payment coupons, substantially in the form set forth in the applicable Exhibit to this Indenture or in any indenture supplemental hereto in respect of such Notes (each, a “144A Global Note”), registered in the name of the nominee of DTC, deposited with the Trustee as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each 144A Global Note may from time to time be increased or decreased by adjustments made on the books and records of the Registrar, as hereinafter provided.

At the request of any Holder of Definitive Notes, any Definitive Note may be exchanged for one or more replacement Definitive Notes with the same aggregate principal amount. In addition, at the request of any Holder of Definitive Notes, the Issuer shall cause all or any part of the Definitive Notes held by such Holder to be replaced by Global Notes in accordance with the procedures of DTC therefor and the Issuer shall notify the Trustee in writing of the same. In the case of any exchange of a Definitive Note for a Global Note, if a Global Note is outstanding prior to such exchange, the aggregate principal amount of such Global Note will be increased, pursuant to standing procedures between the Trustee and DTC, by an amount equal to the aggregate principal amount of Definitive Notes so exchanged. If no Global Note is outstanding prior to such exchange, the Issuer will execute and deliver to the Trustee or any authenticating agent a Global Note representing an aggregate principal amount equal to the aggregate principal amount of Definitive Notes so exchanged, and the Trustee will promptly authenticate the Global Note and deliver it to DTC. With respect to any Global Notes, any exchange of beneficial interests in such Global Note that does not involve the issuance of a Definitive Note shall be effected through DTC in accordance with this Indenture and the procedures of DTC therefor.

Any Notes offered and sold to Non-U.S. Persons in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more temporary global Notes in registered form substantially in the form set forth in the applicable Exhibit to this Indenture or in any indenture supplemental hereto in respect of such Notes (each, a “Temporary Regulation S Global Note”), registered in the name of the nominee of DTC, deposited with the Trustee, as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. At any time following the applicable Regulation S Global Note Exchange Date, upon receipt by the Trustee and the Issuer of a certificate substantially in the form of Exhibit F, executed by Euroclear or Clearstream, as the case may be, together with copies of certificates from Euroclear or Clearstream, as the case may be, certifying that it has received certification of non-U.S. beneficial ownership of a Temporary Regulation S Global Note (or portion thereof) with respect to any Notes to be exchanged, one or more permanent Global Notes for such Notes in registered form substantially in the form set forth in the applicable Exhibit to this Indenture or in any indenture supplemental hereto in respect of such Notes (each, a “Permanent Regulation S Global Note” and, together with each Temporary Regulation S Global Note, the “Regulation S Global Notes”) duly executed by the Issuer and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for DTC, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Temporary Regulation S Global Note of such class in an amount equal to the principal amount of such Temporary Regulation S Global Note exchanged. Until the Regulation S Global Note Exchange Date with respect to any Temporary Regulation S Global Note, Beneficial Interests in such Temporary Regulation S Global Note may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream.

(c)                                  Interest shall accrue on any class of Fixed Rate Notes from the date of issuance of such Fixed Rate Notes and shall be computed for each Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period on the Outstanding Principal Balance of such Notes. Interest shall accrue on any class of Floating Rate Notes from the date of issuance of such Floating Rate Notes and shall be computed for each Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period on the Outstanding Principal Balance of such Notes. If any interest payment is not made when due on a Payment Date, the unpaid portion of such interest payment will accrue interest at the rate then applicable to the Notes plus 1%, compounded semi-annually, until paid in full.

(d)                                 Reserved.

(e)                                  On the date of any Subordinated Note Issuance, the Issuer shall issue and deliver, as provided in Section 2.16, an aggregate principal amount of Subordinated Notes having the maturities and bearing the interest rates and such other terms authorized by one or more Resolutions and set forth in any indenture supplemental hereto providing for the issuance of such Subordinated Notes or specified in the form of such Subordinated Notes, in each case in accordance with Section 2.16.

(f)                                   On the date of issuance, if any, of any PIK Notes, the Issuer shall issue and deliver, as provided in Section 3.6(b), PIK Notes in an aggregate principal amount equal to the Interest Shortfall substantially in the form set forth in Exhibit A in accordance with Section 3.6(b).

(g)                                  Reserved.

(h)                                 The Notes shall be executed on behalf of the Issuer by the manual or facsimile signature of a Responsible Officer of the Issuer or any individual authorized to do so by a Responsible Officer of the Issuer.

(i)                                     Each Note bearing the manual or facsimile signature of any individual who at the time such Note was executed was authorized to execute such Note by a Responsible Officer of the Issuer shall bind the Issuer, notwithstanding that any such individual has ceased to hold such authority thereafter but prior to the authentication and delivery of such Notes or any payment thereon.

(j)                                    At any time and from time to time after the execution of any Notes, the Issuer may deliver such Notes to the Trustee for authentication and, subject to the provisions of Section 2.1(k), the Trustee shall authenticate such Notes by manual signature upon receipt by it of a written order of the Issuer. The Notes shall be authenticated on behalf of the Trustee by any Responsible Officer of the Trustee.

(k)                                 No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been executed on behalf of the Issuer as provided in Section 2.1(h) and authenticated by or on behalf of the Trustee as provided in Section 2.1(j). Such signatures shall be conclusive evidence that such Note has been duly executed and authenticated under this Indenture. Each Note shall be dated the date of its authentication.

Section 2.2                                    Restrictive Legends. Each Note (and all Notes issued in exchange therefor or upon registration of transfer or substitution thereof) shall bear the following legend on the face thereof (the “Legend”):

NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, NOR IS SUCH REGISTRATION CONTEMPLATED. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OFFERED FOR SALE OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EXEMPTION FROM SUCH REGISTRATION THEREUNDER AND ANY OTHER APPLICABLE SECURITIES LAW REGISTRATION REQUIREMENTS. EACH PERSON OR ENTITY THAT ACQUIRES OR ACCEPTS THIS NOTE OR AN INTEREST HEREIN BY SUCH ACQUISITION OR ACCEPTANCE (1) REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND, IF SUBSEQUENT TO THE INITIAL ACQUISITION HEREOF, IS PURCHASING THIS NOTE IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) WITH RESPECT TO THE INITIAL ACQUISITION HEREOF, TO OTHER INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN, EXCEPT (A) EXCEPT IN THE CASE OF ANY SUBORDINATED NOTE OR ANY INTEREST THEREIN, TO ZEALAND PHARMA A/S, ZP HOLDING SPV K/S (THE

“SELLER”), THE ISSUER OR ANY OF THEIR RESPECTIVE SUBSIDIARIES OR AFFILIATES, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO AN ENTITY IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (C) TO A NON-U.S. PERSON THAT IS PURCHASING THIS NOTE OR AN INTEREST HEREIN, AS THE CASE MAY BE, IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER ANY SUBORDINATED NOTE OR ANY INTEREST THEREIN TO ZEALAND PHARMA A/S, THE SELLER, THE ISSUER OR ANY OF THEIR RESPECTIVE SUBSDIARIES OR AFFILIATES AND (4) AGREES THAT IT WILL GIVE TO EACH PERSON OR ENTITY TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE TERMS “OFFSHORE TRANSACTION” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE REFERRED TO HEREINAFTER CONTAINS A PROVISION REQUIRING THE REGISTRAR APPOINTED THEREUNDER TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

(A) EACH PURCHASER OF THIS NOTE FROM THE ISSUER ON THE CLOSING DATE WILL BE REQUIRED TO REPRESENT AND WARRANT IN WRITING TO THE TRUSTEE (1) WHETHER OR NOT, FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN, IT IS, OR IS ACTING ON BEHALF OF, A BENEFIT PLAN INVESTOR, (2) WHETHER OR NOT, FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN, IT IS, OR IS ACTING ON BEHALF OF, A CONTROLLING PERSON AND (3) THAT (a) IF IT IS, OR IS ACTING ON BEHALF OF, A BENEFIT PLAN INVESTOR, ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN OR ANY PIK NOTE OR INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF

1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND (b) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN OR ANY PIK NOTE OR INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY APPLICABLE FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) AND (B) EACH PURCHASER OR SUBSEQUENT TRANSFEREE, AS APPLICABLE, OF THIS NOTE OR AN INTEREST HEREIN OTHER THAN FROM THE ISSUER ON THE CLOSING DATE, OR OF PIK NOTES OR AN INTEREST THEREIN OTHER THAN THOSE ACQUIRED IN CONNECTION WITH NOTES PURCHASED BY A BENEFIT PLAN INVESTOR OR CONTROLLING PERSON FROM THE ISSUER ON THE CLOSING DATE, ON EACH DAY FROM THE DATE ON WHICH SUCH BENEFICIAL OWNER ACQUIRES THE NOTE OR AN INTEREST HEREIN, OR ANY PIK NOTE OR INTEREST THEREIN, THROUGH AND INCLUDING THE DATE ON WHICH SUCH BENEFICIAL OWNER DISPOSES OF ITS NOTE OR INTEREST HEREIN, OR ANY PIK NOTE OR INTEREST THEREIN, WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A BENEFIT PLAN INVESTOR OR A CONTROLLING PERSON AND (2) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH NOTES OR INTEREST THEREIN OR ANY PIK NOTES OR ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW. “BENEFIT PLAN INVESTOR” MEANS A BENEFIT PLAN INVESTOR, AS DEFINED IN SECTION 3(42) OF ERISA, AND INCLUDES (A) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF TITLE I OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF ERISA, (B) A PLAN THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY. “CONTROLLING PERSON” MEANS A PERSON (OTHER THAN A BENEFIT PLAN INVESTOR) WHO HAS

DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE ISSUER OR ANY PERSON WHO PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS, OR ANY AFFILIATE OF ANY SUCH PERSON. AN “AFFILIATE” OF A PERSON INCLUDES ANY PERSON, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE INTERMEDIARIES, CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THE PERSON. “CONTROL” WITH RESPECT TO A PERSON OTHER THAN AN INDIVIDUAL MEANS THE POWER TO EXERCISE A CONTROLLING INFLUENCE OVER THE MANAGEMENT OR POLICIES OF SUCH PERSON.

THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS SET FORTH IN THE INDENTURE REFERRED TO HEREINAFTER, AND, IN ADDITION, EACH PERSON OR ENTITY THAT ACQUIRES OR ACCEPTS THIS NOTE OR AN INTEREST HEREIN BY SUCH ACQUISITION OR ACCEPTANCE AGREES TO COMPLY WITH THE TRANSFER RESTRICTIONS SET FORTH IN SUCH INDENTURE, AND FURTHER ACKNOWLEDGES AND AGREES TO THE PROVISIONS SET FORTH IN SUCH INDENTURE.

Each Global Note shall also bear the following legend on the face thereof:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH

SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREINAFTER.

Each Temporary Regulation S Global Note shall also bear the following legend on the face thereof:

THIS NOTE IS A TEMPORARY REGULATION S GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER AND IS SUBJECT TO RESTRICTIONS ON THE TRANSFER AND EXCHANGE THEREOF AND ON THE PAYMENT OF INTEREST THEREON AS SPECIFIED IN THE INDENTURE REFERRED TO HEREINAFTER.

Each Note issued with original issue discount shall also bear the following legend on the face thereof:

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED FROM THE ISSUER BY CALLING: CHIEF FINANCIAL OFFICER AT 011-45-8877-3600.

Section 2.3                                    Registrar, Paying Agent and Calculation Agent.

(a)                                 With respect to each class of Notes, there shall at all times be maintained an office or agency in the location set forth in Section 12.5 where the Notes of such class may be presented or surrendered for registration of transfer or for exchange (including any additional registrar, each, a “Registrar”) and for payment thereof (including any additional paying agent, each, a “Paying Agent”) and where notices and demands to or upon the Issuer in respect of such Notes may be served. The Trustee shall be the initial Paying Agent and Registrar. The Issuer shall cause each Registrar to keep a register of such class of Notes for which it is acting as Registrar and of their transfer and exchange (the “Register”). Written notice of the location of each such other office or agency and of any change of location thereof shall be given by the Trustee to the Issuer and the Noteholders of such class of Notes. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office.

(b)                                 The Trustee shall act as the Calculation Agent hereunder. To the extent not otherwise specifically provided herein, the Trustee shall furnish to the Calculation Agent, and the Calculation Agent shall furnish to the Trustee, upon written request such information and copies of such documents as the Trustee or the Calculation Agent may have and as are necessary for the Calculation Agent and the Trustee to perform their respective duties under Article III or otherwise. So long as there are Floating Rate Notes Outstanding under this Indenture, there shall at all times be a Calculation Agent. Upon the request of a Noteholder of Floating Rate Notes, the Calculation Agent will provide to such Noteholder the interest rate borne by such Floating Rate Notes on the date of such request and, if determined, the interest rate borne by such Floating Rate Notes for the next Interest Accrual Period.

(c)                                  Each Authorized Agent shall be a bank, trust company or corporation organized and doing business under the laws of the U.S., any state or territory thereof or of the District of Columbia, with a combined capital and surplus of at least $75,000,000 (or having a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally Guaranteed by a bank, trust company or corporation organized and doing business under the laws of the U.S., any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000) and shall be authorized under the laws of the U.S., any state or territory thereof or the District of Columbia to exercise corporate trust powers, subject to supervision by federal or state authorities (such requirements, the “Eligibility Requirements”). Each Registrar other than the Trustee shall furnish to the Trustee, at least five Business Days prior to each Payment Date, and at such other times as the Trustee may request in writing, a copy of the Register maintained by such Registrar.

(d)                                 Any Person into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of any Authorized Agent (including the administration of the fiduciary relationship contemplated by this Indenture), shall be the successor of such Authorized Agent hereunder, if such successor is otherwise eligible under this Section 2.3, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor Person.

(e)                                  Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Issuer may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or if at any time any such Authorized Agent shall cease to be eligible under this Section 2.3 (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed by the Trustee), the Issuer shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent that has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 2.3. The Issuer shall give written notice of any such appointment made by it to the Trustee, and in each case the Trustee shall send notice of such appointment to all Noteholders of the related class of Notes as their names and addresses appear on the Register for such class of Notes.

(f)                                   The Issuer agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses to be agreed to pursuant to separate agreements with each such Authorized Agent.

(g)                                  Each Authorized Agent shall be entitled to all of the protections, immunities, indemnities, rights and privileges of the Trustee as set forth in this Indenture.

Section 2.4                                    Paying Agent to Hold Money in Trust. The Trustee shall require each Paying Agent other than the Trustee to agree in writing that all moneys deposited with any Paying Agent for the purpose of any payment on the Notes shall be deposited and held in trust for the benefit of the Noteholders entitled to such payment, subject to the provisions of this Section 2.4. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Noteholders with respect to which such money was deposited.

The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Section 2.5                                    Method of Payment.

(a)                                 On each Payment Date, the Trustee shall, or shall instruct a Paying Agent to, pay, subject to Section 3.6, to the extent of the Available Collections Amount for such Payment Date and any funds withdrawn from the Interest Reserve Account or the Capital Account by the Trustee pursuant to Section 3.7, to the Noteholders all interest, principal and Premium, if any, on each class of Notes in the amounts determined by the Calculation Agent pursuant to Section 3.4; provided, that payment on a Temporary Regulation S Global Note shall be made to the Noteholder thereof only in conformity with Section 2.5(c). Each payment on any Payment Date other than the final payment with respect to any class of Notes shall be made by the Trustee or Paying Agent to the Noteholders as of the Record Date for such Payment Date. The final payment with respect to any class of Notes, however, shall be made only upon presentation and surrender of such Note by the Noteholder or its agent at an office or agency of the Trustee or Paying Agent in New York City.

(b)                                 At such time, if any, as the Notes of any class are issued in the form of Definitive Notes, payments on a Payment Date shall be made by the Trustee or the Paying Agent by check mailed to each Noteholder of a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to such class of Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Noteholder holding Definitive Notes, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial institution in New York City; provided, that, in each case, the final payment for any class of Notes shall be made only upon presentation and surrender of the Definitive Notes of such class by the Noteholder or its agent at an office or agency of the Trustee or Paying Agent in New York City. Payments of interest in respect of PIK Notes in the form of Definitive Notes shall be made through the issuance, to the extent permitted under Section 3.6(b), of additional definitive PIK Notes to each Noteholder of a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to such Definitive Notes. Payments in respect of the Notes represented by a Global Note (including principal, Premium, if any, and interest) shall be made by wire transfer of immediately available funds to the account specified by DTC at a financial institution in New York City.

(c)                                  The beneficial owner of a Temporary Regulation S Global Note may arrange to receive payments through Euroclear or Clearstream on such Temporary Regulation S Global Note only after delivery by such beneficial owner to Euroclear or Clearstream, as the case may be, of a written certification substantially in the form of Exhibit G and upon delivery by Euroclear or Clearstream, as the case may be, to the Paying Agent of a certification or certifications substantially in the form of Exhibit H. No interest shall be paid to any beneficial owner and no interest shall be paid to Euroclear or Clearstream on such beneficial owner’s interest in a Temporary Regulation S Global Note unless Euroclear or Clearstream, as the case may be, has provided such a certification to the Paying Agent with respect to such interest.

(d)                                 To the extent that the full Interest Amount due on the Notes is not paid in full on any Payment Date and funds are deposited into the Collection Account or the Capital Account following such Payment Date but prior to the third Business Day prior to the succeeding Calculation Date, at the written direction of the Issuer (and, in the case of the Capital Account, the Equityholder), the Trustee shall use such funds (subject to the requirement in Section 3.7 that (other than with respect to Tax Additional Amounts) such a withdrawal shall be made from the Capital Account in respect of not more than six Payment Dates in total and not more than three consecutive Payment Dates, and, with respect to the Collection Account, only to the extent of Dollars on deposit in the Collection Account) to pay to the Noteholders of record the overdue Interest Amount; provided, that all Expenses with respect to such preceding Payment Date contemplated by Section 3.6(a)(ii) and all Expenses for which the Issuer has previously submitted supporting documentation pursuant to and as contemplated by Section 3.6(d), in each case, shall have been paid. Any such payment of overdue Interest Amount shall be made to the Noteholders of record as of the third Business Day preceding the date of each such payment. Any funds that are deposited on or after the third Business Day prior to the succeeding Calculation Date shall be held in the Collection Account or the Capital Account, as applicable, and applied in accordance with this Indenture on the succeeding Payment Date.

(e)                                  The payment of any Interest Amount in respect of a class of Notes on a particular Payment Date shall be deemed allocated first to any unpaid Interest Amount due prior to such Payment Date (together with Additional Interest thereon) and second to any Interest Amount due on such Payment Date.

(f)                                   If the Final Legal Maturity Date with respect to the Original Class A Notes and any PIK Notes is not a Business Day, the payment scheduled to be made on such Final Legal Maturity Date shall be made on the succeeding Business Day without the payment of Additional Interest.

Section 2.6                                    Minimum Denominations. Each class of Notes (other than PIK Notes) shall be issued in minimum denominations of $500,000 or integral multiples of $1,000 in excess thereof, and any PIK Notes will be issued in minimum denominations of $1.00 or integral multiples of $1.00 in excess thereof.

Section 2.7                                    Transfer and Exchange; Cancellation. The Notes are issuable only in fully registered form without coupons. A Noteholder or a Beneficial Holder may transfer a Note or a Beneficial Interest therein only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such proposed transferee shall succeed to the rights of a Noteholder or a Beneficial Holder only upon, final acceptance and registration of the transfer by the Registrar.

Prior to the due presentment for registration of transfer of a Note and satisfaction of the requirements specified in the last sentence of the preceding paragraph, the Issuer and the Trustee may deem and treat the applicable registered Noteholder as the absolute owner and holder of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes and shall not be affected by any notice to the contrary. The Registrar (if different from the Trustee) shall promptly notify the Trustee in writing and the Trustee shall promptly notify the Issuer of each request for a registration of transfer of a Note by furnishing the Issuer a copy of such request.

Furthermore, any Noteholder of a Global Note shall, by acceptance of such Global Note, agree that, subject to Section 2.10(b) and Section 2.11, transfers of Beneficial Interests in such Global Note may be effected only through a book-entry system maintained by the Noteholder of such Global Note (or its agent) and that ownership of a Beneficial Interest in such Global Note shall be required to be reflected in a book-entry system. When Notes are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Notes are duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Noteholder thereof or by an attorney who is authorized in writing to act on behalf of the Noteholder). To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Notes at the Registrar’s request. Except as set forth in Section 2.8 and Section 2.9, no service charge shall be made for any registration of transfer or exchange or redemption of the Notes.

The Registrar shall not be required to exchange or register the transfer of any Notes as above provided during the 15-day period preceding the Final Legal Maturity Date of any such Notes or following any notice of Redemption of Notes in respect of the portion of the Notes being so redeemed. The Registrar shall not be required to exchange or register the transfer of any Notes that have been selected, called or are being called for Redemption except, in the case of any Notes where written notice has been given that such Notes are to be redeemed in part, the portion thereof not so to be redeemed.

Any Person (including the Issuer) at any time may deliver Notes to the Trustee for cancellation. The Trustee and no one else shall cancel and destroy in accordance with its customary practices in effect from time to time (subject to the record retention requirements of the Exchange Act) any such Notes, together with any other Notes surrendered to it for registration of transfer, exchange or payment. The Issuer may not issue new Notes to replace Notes it (or any other Person) has redeemed, paid or delivered to the Trustee for cancellation.

Section 2.8                                    Mutilated, Destroyed, Lost or Stolen Notes. If any Note shall become mutilated, destroyed, lost or stolen, the Issuer shall, upon the written request of the Noteholder thereof and presentation of the Note or satisfactory evidence of destruction, loss or theft thereof to the Trustee or Registrar, issue, and the Trustee shall authenticate and the Trustee or Registrar shall deliver in exchange therefor or in replacement thereof, a new Note, payable to such Noteholder in the same principal amount, of the same maturity, with the same payment schedule, bearing the same interest rate and dated the date of its authentication. If the Note being replaced has become mutilated, such Note shall be surrendered to the Trustee or the Registrar and forwarded to the Issuer by the Trustee or such Registrar. If the Note being replaced has been destroyed, lost or stolen, the Noteholder thereof shall furnish to the Issuer, the Trustee and the Registrar (a) such security or indemnity as may be required by the Issuer, the Trustee and the Registrar to save each of them harmless and (b) evidence satisfactory to the Issuer, the Trustee and the Registrar of the destruction, loss or theft of such Note and of the ownership thereof (an affidavit from any QIB being satisfactory evidence). The Noteholders will be required to pay any Tax or other governmental charge imposed in connection with such exchange or replacement and any other expenses (including the reasonable fees and expenses of the Trustee and the Registrar) connected therewith.

Section 2.9                                    Payments of Transfer Taxes.   Upon the transfer of any Note or Notes pursuant to Section 2.7, the Issuer or the Trustee may require from the party requesting such new Note or Notes payment of a sum to reimburse the Issuer or the Trustee for, or to provide funds for the payment of, any transfer Tax or similar governmental charge payable in connection therewith.

Section 2.10                             Book-Entry Provisions.

(a)                                 Global Notes shall (i) be registered in the name of DTC or a nominee of DTC, (ii) be delivered to the Trustee as custodian for DTC and (iii) bear the Legend. In accordance with the requirements of DTC, the Issuer will cause the Trustee to authenticate an additional Global Note or additional Global Notes in the appropriate principal amount such that no Global Note may exceed an aggregate principal amount of $500,000,000 at any time.

Members of, or participants in, DTC (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC, or the Trustee as its custodian, or under such Global Note, and DTC may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Note for all purposes whatsoever.

Whenever notice or other communication to the Noteholders or Beneficial Holders of any class of Global Notes is required under this Indenture, unless and until Definitive Notes shall have been issued pursuant to Section 2.10(b), the Trustee shall give all such notices and communications specified herein to be given to Noteholders and Beneficial Holders of such class of Global Notes to DTC, and shall make available additional copies as requested by Agent Members, in each case to the extent that the Trustee shall have been provided with a copy of a Confidentiality Agreement executed and delivered to the Registrar by such Noteholders or Beneficial Holders.

Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent

Members, the operation of customary practices governing the exercise of the rights of a Noteholder under any Global Note. Neither the Issuer nor the Trustee shall be liable for any delay by DTC in identifying the Agent Members in respect of the Global Notes, and the Issuer and the Trustee may conclusively rely on, and shall be fully protected in relying on, instructions from DTC for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of any Global Notes to be issued).

(b)                                 Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to DTC, its successors or their respective nominees. Interests of Agent Members in a Global Note may be transferred in accordance with the rules and procedures of DTC and the provisions of Section 2.11. Except as set forth in Section 2.11(a), Definitive Notes shall be issued to the individual Agent Members or Beneficial Holders or their nominees in exchange for their Beneficial Interests in a Global Note with respect to any class of Notes only if (i) DTC advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depositary with respect to such class of Notes or ceases to be a clearing agency, and the Trustee or the Issuer is unable to appoint a qualified successor within 90 days of such notice, (ii) the Trustee has instituted or has been directed to institute any judicial proceeding to enforce the rights of the Noteholders and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Registrar to obtain possession of the Notes or (iii) during the occurrence of an Event of Default with respect to such class of Notes, any Noteholder requests that all or a portion of a Global Note be exchanged for a Definitive Note. Upon the occurrence of any event described in the preceding sentence, the Trustee shall notify all affected Noteholders of such class, through DTC, of the occurrence of such event and of the availability of Definitive Notes of such class; provided, however, that in no event shall the Temporary Regulation S Global Note be exchanged for Definitive Notes prior to the later of (x) the Regulation S Global Note Exchange Date and (y) the date of receipt by the Issuer of any certificates determined by it to be required pursuant to Rule 903 or 904 under the Securities Act. Upon surrender to the Trustee of the Global Notes of such class held by DTC, accompanied by registration instructions from DTC for registration of Definitive Notes, the Issuer shall issue and the Trustee shall authenticate and deliver the Definitive Notes of such class to the Agent Members and Beneficial Holders of such class or their nominees in accordance with the instructions of DTC.

None of the Issuer, the Registrar, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such registration instructions. Upon the issuance of Definitive Notes of such class, the Trustee shall recognize the Persons in whose name the Definitive Notes are registered in the Register as Noteholders hereunder. Neither the Issuer nor the Trustee shall be liable if the Trustee or the Issuer is unable to locate a qualified successor to DTC.

Definitive Notes of any class issued pursuant to this Section 2.10(b) will be freely transferable and exchangeable for Definitive Notes of the same class at the office of the Trustee or the office of the Registrar upon compliance with the requirements set forth in this Indenture. In the case of a transfer of only part of a holding of Definitive Notes, a new Definitive Note shall be issued to the transferee in respect of the part transferred and a new Definitive Note in respect of the balance of the holding not transferred shall be issued to the transferor and may be obtained at the office of the Registrar.

(c)                                       Any Beneficial Interest in one of the Global Notes as to any class that is transferred to a Person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to Beneficial Interests in such other Global Note for as long as it remains such an interest.

(d)                                      Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to Section 2.10(b) shall bear the Legend applicable to a Global Note.

(e)                                       Each Person who becomes a Beneficial Holder shall be deemed to have represented, warranted, acknowledged, covenanted and agreed as follows:

(i)                                          that the Original Class A Notes have not been and will not be registered under the Securities Act or the Applicable Laws of any U.S. state or other jurisdiction relating to securities matters and may not be offered, sold, pledged or otherwise transferred except as set forth in the Memorandum, this Indenture and the legend regarding transfers on its Original Class A Notes;

(ii)                                       that, if such Person should resell or otherwise transfer the Original Class A Notes, in whole or in part, it will do so only pursuant to an exemption from, or in a transaction not subject to, registration under the Securities Act, the Applicable Laws of any applicable state or other jurisdiction relating to securities matters, the respective rules and regulations promulgated under any of the foregoing and the provisions of the applicable Purchase Agreement, and only to (i) other than any Subordinated Note, the Seller, the Issuer or any of their respective subsidiaries, (ii) for so long as such Original Class A Notes are eligible for resale pursuant to Rule 144A, a Person whom it reasonably believes to be a QIB that purchases for its own account or for the account of a QIB, to whom notice is given that the transfer is being made in reliance on Rule 144A, or (iii) a Non-U.S. Person in an offshore transaction in compliance with Rule 903 or 904 of Regulation S (if available), in each case unless consented to by the Issuer;

(iii)                                    that it will give to each Person to whom it transfers the Original Class A Notes, in whole or in part, notice of the restrictions on transfer of the Original Class A Notes;

(iv)                                   that it will cause any Person to whom it intends to transfer (or any prospective purchaser of) the Original Class A Notes or any PIK Notes to execute and deliver a confidentiality agreement in the form attached as Exhibit B and agrees not to make available or disclose any Confidential Information (as defined in Exhibit B) to such Person until such confidentiality agreement is so executed and delivered (and further acknowledges and agrees that any information provided by it to any Person to whom it intends to transfer (or any prospective purchaser of) the Original Class A Notes or any PIK Notes that is provided after such Person executes and delivers such confidentiality agreement shall not, solely with respect to such information as may be provided to such Person, but not with respect to such information as may be retained by such Beneficial Holder, be deemed “Confidential Information” for purposes of the confidentiality agreement referenced in Schedule 1 to the applicable Purchase Agreement, and such Beneficial Holder and its Affiliates shall not be liable in respect of the actions or omissions to act of such Person with respect to such information), and such Beneficial Holder otherwise agrees to comply with the procedures relating to the execution and delivery of such confidentiality agreement set forth in this Indenture;

(v)                                               that it acknowledges the restrictions and requirements applicable to transfers of the Original Class A Notes and any PIK Notes described under the heading “Transfer Restrictions” in the Memorandum and contained in this Indenture and agrees that it will only offer or sell the Original Class A Notes and any PIK Notes in accordance with such section and this Indenture and only to Permitted Holders;

(vi)                                            that it is purchasing the Original Class A Notes for investment purposes and not with a view to resale or distribution thereof in contravention of the requirements of the Securities Act;

(vii)                                         that, as of the date such Person becomes a Beneficial Holder, it is (A) a QIB and is purchasing the Original Class A Notes for its own account or for the account of a QIB, (B) a Non-U.S. Person, or (C) solely in the case of initial investors in the Original Class A Notes, an Institutional Accredited Investor and is purchasing the Original Class A Notes for its own account or for the account of an Institutional Accredited Investor; and

(viii)                                      that on each day from the date on which such Person acquires the Original Class A Notes or an interest therein (or, if applicable, a PIK Note or an interest therein) through and including the date on which such Person disposes of its Original Class A Notes or interest therein (or, if applicable, a PIK Note or an interest therein), that (A)(I) unless otherwise specified in a Purchase Agreement in connection with a purchase of the Original Class A Notes from the Issuer on the Closing Date, such Person is not, and is not acting on behalf of a Benefit Plan Investor or a Controlling Person and (II) if such Person is a Benefit Plan Investor purchasing from the Issuer on the Closing Date, its acquisition, holding and disposition of the Original Class A Notes or any interest therein and any PIK Notes or any interest therein will not constitute or result in an non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) if it is a governmental, church, non-U.S. or other plan, its acquisition, holding and disposition of the Original Class A Notes or interest therein and any PIK Notes or any interest therein will not constitute or result in a non-exempt violation of any Similar Law.

Notwithstanding clauses (i) and (v) of this Section 2.10(e), nothing in the Memorandum shall prohibit the initial investors in the Original Class A Notes or any Affiliate of such initial investors from offering, selling, pledging or otherwise transferring the Original Class A Notes or any PIK Notes to an Affiliate of the initial investors in the Original Class A Notes.

(f)                                   Each purchaser from the Issuer on the Closing Date will be required to represent and warrant whether or not, for so long as it holds the Notes or an interest therein, such person is, or is acting on behalf of, a Benefit Plan Investor or Controlling Person. No transfer of any class of Notes or any interest therein will be permitted or recognized if it would cause 25%

or more of the total value of such Notes to be held by Benefit Plan Investors as determined in accordance with 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA.

(g)                                  Any purported transfer of a Note not in accordance with this Section 2.10 and Section 2.11 shall be null and void from the beginning and shall not be given effect for any purpose whatsoever.

Section 2.11                             Special Transfer Provisions.

(a)                                 With respect to any proposed transfer of a Beneficial Interest in a 144A Global Note or a Permanent Regulation S Global Note, if the proposed transferor is an Agent Member, upon receipt by the Registrar of (i) except with respect to a transfer to a QIB, a certificate substantially in the form of Exhibit J (such certificate also to be delivered to the Issuer), (ii) if requested by the Issuer or the Trustee, an Opinion of Counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act, and (iii) instructions given in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the 144A Global Note or the Permanent Regulation S Global Note, as the case may be, in an amount equal to the principal amount of the Beneficial Interest in the Global Note to be transferred.

(b)                                 The following provisions shall apply with respect to any proposed transfer of a Beneficial Interest in a 144A Global Note or a Permanent Regulation S Global Note or a proposed transfer of a Definitive Note to a QIB (excluding Non-U.S. Persons):

(i)                                     If the Note to be transferred consists of (A) a Definitive Note, the Registrar shall reflect the transfer on its books and records if such transfer is being made by a proposed transferor who has delivered such Note and checked the box provided for on the form of Note stating, or has otherwise advised the Issuer and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Issuer and the Registrar in writing, that (x) it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account are QIBs within the meaning of Rule 144A, (y) it is, or such QIBs are, aware that the sale to it or them is being made in reliance on Rule 144A and acknowledge that it has or they have received such information regarding the Issuer as it has or they have requested pursuant to Rule 144A or has or have determined not to request such information, and (z) it is, or such QIBs are, aware that the transferor is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A or (B) a Beneficial Interest in a 144A Global Note, the transfer of such Beneficial Interest may be effected only through the book-entry system maintained by DTC and to the extent provided in the agreement with DTC.

(ii)                                  If the proposed transferee is an Agent Member, and the Note to be transferred is a Definitive Note, upon receipt by the Registrar of the documents referred to in Section 2.11(b)(i), and instructions given in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount at maturity of the 144A Global Note in an amount equal to the principal amount at maturity of the Definitive Note to be transferred, and the Trustee shall cancel the Definitive Note so transferred (upon written direction from the Registrar if different from the Trustee).

(iii)                                    If the proposed transferee is an Agent Member, and the Note to be transferred is represented by a Beneficial Interest in a Permanent Regulation S Global Note, upon receipt by the Registrar of the documents referred to in Section 2.11(b)(i) and instructions given in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Permanent Regulation S Global Note in an amount equal to the principal amount of the Beneficial Interest in the Permanent Regulation S Global Note to be transferred, and the Registrar shall reflect on its books and records an increase in the principal amount of the 144A Global Note in an amount equal to such transferred amount.

(c)                                       With respect to any proposed transfer of a Beneficial Interest in a Temporary Regulation S Global Note to a Non-U.S. Person, the Registrar shall reflect on its books and records the transfer of such Beneficial Interest if the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit I (such certificate also to be delivered to the Issuer) (in which case the transferee will receive a corresponding Beneficial Interest in the Temporary Regulation S Global Note).

(d)                                      Except as set forth in Section 2.11(c), the following provisions shall apply with respect to any transfer of a Note (or a Beneficial Interest therein) to a Non-U.S. Person:

(i)                                          Except as set forth in Section 2.11(c), prior to the applicable Regulation S Global Note Exchange Date, the Registrar shall not register or reflect on its books and records any proposed transfer of a Note (or a Beneficial Interest therein) to a Non-U.S. Person.

(ii)                                       The Registrar shall register or reflect on its books and records, as the case may be, any proposed transfer of a Note (or a Beneficial Interest therein) to any Non-U.S. Person if the Note to be transferred is a Definitive Note or a Beneficial Interest in a 144A Global Note, upon receipt of a certificate substantially in the form of Exhibit I from the proposed transferor.

(iii)                                    (A) If the proposed transferor is an Agent Member holding a Beneficial Interest in a 144A Global Note, upon receipt by the Registrar of (x) the documents, if any, required by Section 2.11(d)(ii) and (y) instructions in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the 144A Global Note in an amount equal to the principal amount of the Beneficial Interest in such 144A Global Note to be transferred, and (B) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Permanent Regulation S Global Note of the relevant class in an amount equal to the principal amount of the Beneficial Interest in such 144A Global Note or any Definitive Notes issued in exchange for such Beneficial Interest in such 144A Global Note to be transferred, and the Trustee shall cancel the Definitive Note, if any, so transferred or decrease the amount of the 144A Global Note (upon written direction from the Registrar if different from the Trustee).

(e)                                  With respect to any proposed transfer of any Note (or a Beneficial Interest therein), the Registrar shall reflect the transfer of such Note or Beneficial Interest on its books and records (along with any appropriate increase or decrease in the principal amount at maturity of any Global Note upon receipt by the Registrar of instructions given in accordance with DTC’s and the Registrar’s procedures).

(f)                                   Upon the transfer, exchange or replacement of Notes bearing the Legend, the Registrar shall deliver only Notes that bear the Legend.

(g)                                  By its acceptance of any Note bearing the Legend, each Noteholder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Legend and agrees that it will transfer such Note (or the Beneficial Interest therein) only as provided in this Indenture and in accordance with the Legend. The Registrar shall not register or reflect on its books and records a transfer of any Note (or any Beneficial Interest therein) unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture and in accordance with the Legend. In connection with any transfer of Notes (or Beneficial Interests therein), each Noteholder (or Beneficial Holder) agrees by its acceptance of the Notes (or Beneficial Interests therein) to furnish the Trustee the certifications and legal opinions (if requested and required pursuant hereto) described herein to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided, that the Trustee shall not be required to determine (but may rely on a determination made by the Issuer with respect to) the sufficiency of any such legal opinions.

(h)                                 The Notes shall be issued pursuant to an exemption from registration under the Securities Act. The Issuer agrees that it will not at any time (i) apply to list, list or list upon notice of issuance, (ii) consent to or authorize an application for the listing or the listing of, or (iii) enable or authorize the trading of, the Notes on an established securities market, including (w) a national securities exchange registered under the Exchange Act or exempted from registration because of the limited volume of transactions, (x) a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements under the Exchange Act applicable to exchanges described in Section 2.11(h)(iii)(w), (y) a regional or local exchange or (z) an over-the-counter market or interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise, as the term “established securities market” and the terms in this Section 2.11(h) are defined for purposes of Section 7704 of the Code.

(i)                                     The Trustee shall retain copies of all letters, notices and other written communications received pursuant to Section 2.10 or this Section 2.11. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

(j)                                    After the Closing Date with respect to the Original Class A Notes (or the date of issuance with respect to any PIK Notes or any Subordinated Notes), forms of Confidentiality Agreements will be available to Noteholders, Agent Members and Beneficial Holders and proposed transferees of the Notes (or the Beneficial Interests therein) from the Registrar, initially at the Corporate Trust Office. The Registrar shall promptly, but in any event no later than two (2) Business Days after receipt thereof, furnish the Trustee, the Issuer and the Servicer with a copy of each executed Confidentiality Agreement received by the Registrar.

(k)                                 Notwithstanding any other provision contained in this Indenture to the contrary, any Noteholder or Beneficial Holder may assign a security interest in, or pledge, all or any portion of the Notes (or any interest therein) held by it to a lender or a trustee or collateral agent (or other similar representative) under any indenture, loan agreement or similar agreement to which such Noteholder or Beneficial Holder or any of their respective Affiliates is party in support of any obligations of such Noteholder or Beneficial Holder to a holder or holders of securities or other obligations issued by such Noteholder or Beneficial Holder; provided, that no such assignment or pledge shall release the assigning or pledging Noteholder or Beneficial Holder from its obligations hereunder.

Section 2.12                             Temporary Definitive Notes.                                      Pending the preparation of Definitive Notes of any class, the Issuer may execute and the Trustee may authenticate and deliver temporary Definitive Notes of such class that are printed, lithographed, typewritten or otherwise produced, in any denomination, containing substantially the same terms and provisions as are set forth in the applicable Exhibit or in any indenture supplemental hereto in respect of such Notes, except for such appropriate insertions, omissions, substitutions and other variations relating to their temporary nature as a Responsible Officer of the Issuer executing such temporary Definitive Notes may determine, as evidenced by his or her execution of such temporary Definitive Notes.

If temporary Definitive Notes of any class are issued, the Issuer shall cause such Definitive Notes of such class to be prepared without unreasonable delay. After the preparation of Definitive Notes of such class, the temporary Definitive Notes shall be exchangeable for Definitive Notes upon surrender of such temporary Definitive Notes at the Corporate Trust Office, without charge to the Noteholder thereof. Upon surrender for cancellation of any one or more temporary Definitive Notes of any class, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor Definitive Notes of like class, in authorized denominations and in the same aggregate principal amounts. Until so exchanged, such temporary Definitive Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 2.13                             Statements to Noteholders.

(a)                                 On each Payment Date and any other date for distribution of any payments with respect to any class of Notes then Outstanding, the Trustee shall deliver a report (which delivery may be made through electronic mail (blind carbon copy)), covering the information set forth in Exhibit D and prepared by the Servicer (on behalf of the Issuer), giving effect to such payments (each, a “Distribution Report”), to (i) each Noteholder and Beneficial Holder that has executed and delivered to the Registrar a Confidentiality Agreement, (ii) the Issuer, (iii) the

Calculation Agent and (iv) the Equityholder, and to no other Person. The Trustee shall not be responsible for the contents of the Distribution Reports.

(b)                                 Each Distribution Report provided to each Noteholder and Beneficial Holder by the Trustee for each Payment Date pursuant to Section 2.13(a), commencing March 31, 2015, or other date for distribution of payments on the Notes, shall include the amounts deposited into and withdrawn from the Transaction Accounts and shall be accompanied by (i) a statement prepared by the Servicer setting forth an analysis of the Collection Account (and other Transaction Accounts) activity for the period commencing the day next following the preceding Calculation Date and ending on the Calculation Date relating to such Payment Date and (ii) the information with respect to collections and payments, if any, that the Issuer shall have provided to the Trustee pursuant to Section 5.3 of the Indenture (or the Servicer shall have provided to the Trustee pursuant to Section 3.1 of the Servicing Agreement) during the Interest Accrual Period then ended (including copies of any reports (insofar as they affect or relate to the Payments (or any rights relating thereto), the Product, or, until all Group 2 Milestone Payments are paid to the Collection Account, the Group 2 Milestone Payments or the triggering events relating thereto) produced by Licensee pursuant to Article 15.2 of the License Agreement), which information shall be treated confidentially pursuant to the terms of the Confidentiality Agreement.

(c)                                  After the end of each calendar year but not later than the latest date permitted by Applicable Law, the Trustee shall (or shall instruct any Paying Agent to) furnish to each Person who at any time during such calendar year was a Noteholder of any class of Notes a statement (for example, a Form 1099 or any other means required by Applicable Law) prepared by the Trustee containing the sum of the amounts determined pursuant to the information covered by Exhibit D with respect to the class of Notes for such calendar year or, in the event such Person was a Noteholder of any class of Notes during only a portion of such calendar year, for the applicable portion of such calendar year, and such other items as are readily available to the Trustee and that a Noteholder shall reasonably request as necessary for the purpose of such Noteholder’s preparation of its U.S. federal income or other tax returns. So long as any of the Notes are registered in the name of DTC or its nominee, such report and such other items will be prepared on the basis of such information supplied to the Trustee by DTC and the Agent Members and will be delivered by the Trustee to DTC and by DTC to the applicable Beneficial Holders in the manner described above. In the event that any such information has been provided by any Paying Agent directly to such Person through other tax-related reports or otherwise, the Trustee in its capacity as Paying Agent shall not be obligated to comply with such request for information.

(d)                                 At such time, if any, as the Notes of any class are issued in the form of Definitive Notes, the Trustee shall prepare and deliver the information described in Section 2.13(c) to each Noteholder of a Definitive Note of such class for the relevant period of registered ownership of such Definitive Note as appears on the books and records of the Trustee.

(e)                                  The Trustee shall be at liberty to sanction any method of giving notice to the Noteholders of any class if, in its opinion, such method is reasonable, having regard to the number and identity of the Noteholders of such class and/or to market practice then prevailing, is in the best interests of the Noteholders of such class, and any such notice shall be deemed to have been given on such date as the Trustee may approve; provided, that notice of such method is given to the Noteholders of such class in such manner as the Trustee shall require.

Section 2.14                             Identification Numbers.  The Issuer in issuing the Notes may use CUSIP, CINS, ISIN, private placement or other identification numbers (if then generally in use), and, if so, the Trustee shall use such CUSIP, CINS, ISIN, private placement or other identification numbers, as the case may be, in notices of redemption or exchange as a convenience to Noteholders; provided, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes; provided, further, that failure to use CUSIP, CINS, ISIN, private placement or other identification numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

Section 2.15                             Reserved.

Section 2.16                             Subordinated Notes.

(a)                                 Subject to Section 2.16(b), Section 2.16(c), Section 2.16(d) and Section 2.16(e), the Issuer may issue Subordinated Notes pursuant to this Indenture (each, a “Subordinated Note Issuance”) for any purpose, including, at the option of the Issuer, for the purpose of funding a redemption of the Class A Notes, in whole or in part. Each Subordinated Note Issuance shall be authorized pursuant to one or more Resolutions. Each Subordinated Note shall be designated generally as a Note for all purposes under this Indenture; provided, however, that in no event may any Subordinated Notes or an interest therein be offered, sold or transferred to Zealand, the Seller, the Issuer or any of their respective Affiliates. Each Subordinated Note shall have such further designations added or incorporated in such title as specified in the related Resolution and set forth in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes, as the case may be. There are no limitations on the use of proceeds from the issuance of any such Subordinated Notes, including making distributions to the Equityholder and redeeming the Class A Notes in whole or in part.

(b)                                 On the date of any Subordinated Note Issuance for the purpose of redemption of the Class A Notes, the Issuer shall issue and sell an aggregate principal amount of Subordinated Notes in an amount not less than the amount sufficient to pay in full the applicable Redemption Price of the Notes being redeemed thereby plus the Transaction Expenses relating thereto. The proceeds of each sale of such Subordinated Notes shall be used to make the deposit required by Section 3.9, to the extent applicable, to pay such Transaction Expenses and/or for such other purposes, if any, as shall be specified in the Resolution authorizing the issuance of such Subordinated Notes. Subject to Section 3.9(b), once a notice of Redemption in respect of any Subordinated Note Issuance is published in accordance with Section 3.9(a), each class of Notes to which such notice applies shall become due and payable on the Redemption Date stated in such notice at their Redemption Price.

(c)                                  Each Subordinated Note shall contain such terms as may be established in or pursuant to the related Resolution (subject to Section 2.1(e)) and set forth in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such

Notes to the extent permitted herein, shall rank in priority relative to any other classes (or sub-classes) of Subordinated Notes as specified in such Resolution and set forth in an indenture supplemental hereto and, in any event, shall be subordinate to the Class A Notes to the extent provided in this Indenture. Prior to the issuance of any such Subordinated Notes, any or all of the following, as applicable, with respect to the related Subordinated Note Issuance shall have been determined by the Issuer and set forth in such Resolution and in any indenture supplemental hereto or specified in the form of such Subordinated Notes, as the case may be, with respect to such Subordinated Notes to be issued:

(i)                                          the aggregate principal amount of any such Subordinated Notes that may be issued;

(ii)                                       the proposed date of such Subordinated Note Issuance;

(iii)                                    the Final Legal Maturity Date of any such Subordinated Notes;

(iv)                                   whether any such Subordinated Notes are to have the benefit of any reserve account and, if so, the amount and terms thereof (it being understood that no such Subordinated Notes shall have the benefit of the Interest Reserve Account or the Milestone Payments Reserve Account);

(v)                                      the rate at which such Subordinated Notes shall bear interest or the method by which such rate shall be determined;

(vi)                                   the denomination or denominations in which such Subordinated Notes shall be issuable;

(vii)                                whether such Subordinated Notes will be subject to redemption pursuant to Section 3.8(c);

(viii)                             whether any such Subordinated Notes are to be issuable initially in temporary or permanent global form and, if so, whether beneficial owners of interests in any such permanent global Subordinated Note may exchange such interests for Subordinated Notes of like tenor and of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.7, and the circumstances under which and the place or places where any such exchanges may be made and the identity of any initial depositary therefor;

(ix)                                   subject to Section 2.16(e), the ranking in priority of such Subordinated Notes relative to any other classes (or sub-classes) of Notes;

(x)                                      the use of proceeds of such Subordinated Note Issuance; and

(xi)                                   any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to such Subordinated Notes (which terms shall comply with Applicable Law and not violate any restrictions of this Indenture).

(d)                            If any of the terms of any issue of Subordinated Notes are established by action taken pursuant to one or more Resolutions, such Resolutions shall be delivered to the Trustee setting forth the terms of such Subordinated Notes.

(e)                             Any Subordinated Notes shall be subordinated in all respects to the Class A Notes pursuant to the priority of payment provisions under, and the other provisions of, this Indenture, and no payments of principal, interest or Premium, if any, or other amounts, may be made on, or with respect to, such Subordinated Notes from the Available Collections Amount or from any of the Transaction Accounts until the Class A Notes have been paid in full. In addition, while any Class A Notes are Outstanding, Subordinated Notes may not be redeemed by the Issuer in whole or in part.

ARTICLE III

ACCOUNTS; PRIORITY OF PAYMENTS

Section 3.1                               Establishment of Transaction Accounts.

(a)                            Pursuant to the terms of the Servicing Agreement, the Issuer will cause the Servicer, acting on behalf of the Issuer, to establish and maintain with the Operating Bank on its books and records in the name of the Issuer, for the benefit of the Trustee and subject to the Liens established under this Indenture, (i) a collection account (the “Collection Account”), (ii) a redemption account (the “Redemption Account”), (iii) a cash capital contribution account (the “Capital Account”), (iv) an interest reserve account (the “Interest Reserve Account”), (v) a milestone payments reserve account (the “Milestone Payments Reserve Account”) and (vi) any additional accounts the establishment of which is set forth in a Resolution delivered by the Issuer to the Servicer and the Trustee, in each case at such time as is set forth in this Section 3.1 or in such Resolution. Each Transaction Account shall be established and maintained as an Eligible Account so as to create, perfect and establish the priority of the Liens established under this Indenture in such Account and all cash, Eligible Investments and other property from time to time deposited therein and otherwise to effectuate the Liens under this Indenture.

(b)                            The Trustee as the Operating Bank shall (and even in the event the Trustee is not the Operating Bank as described below in this Section 3.1(b), the Trustee shall still) have sole dominion and control over the Transaction Accounts (including, among other things, the sole power to direct withdrawals or transfers from such Transaction Accounts and to direct the investment and reinvestment of funds in such Transaction Accounts, subject to Section 3.2). The Trustee as the Operating Bank shall (and even in the event the Trustee is not the Operating Bank as described below in this Section 3.1(b), the Trustee shall still) make withdrawals and transfers from the Transaction Accounts in accordance with the terms of this Indenture based on the Relevant Information and as calculated by the Calculation Agent pursuant to this Indenture. Each of the Issuer and the Trustee as the Operating Bank acknowledges and agrees that the Transaction Accounts are “securities accounts” within the meaning of Section 8-501 of the UCC and that the Trustee has “control”, for purposes of Section 9-314 of the UCC, of such Transaction Accounts that are maintained with the Trustee as the Operating Bank. The Issuer agrees that no Transaction Account shall be established or maintained with any Operating Bank other than the Trustee, without the consent of the Trustee acting at the direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes. If, pursuant to the foregoing sentence, the Trustee shall consent to establishment of any Transaction Account with an Operating Bank other than the Trustee, the Issuer shall direct the Servicer to cause such Operating Bank to enter into an agreement with the Trustee, the Issuer and the Servicer (an “Account Control Agreement”) pursuant to which such Operating Bank agrees to comply with any and all instructions of the Trustee directing the disposition, investment and reinvestment of funds in all Transaction Accounts maintained with such Operating Bank without the further consent of the Issuer (or the Servicer), and the Issuer shall take such other actions as are required to establish the Trustee’s “control”, for purposes of Section 9-314 of the UCC, over any such Transaction Accounts. The Trustee as the Operating Bank hereby confirms that it has established the following accounts in the name of the Issuer: (a) the Collection Account (account number 212318000); (b) the Redemption Account (account number 212318010); (c) the Capital Account (account number 212318006); (d) the Interest Reserve Account (account number 212318004); and (e) the Milestone Payments Reserve Account (account number 212318011) (collectively, the “Closing Day Accounts”). The Issuer irrevocably directs the Trustee as the Operating Bank to, and the Trustee, the Issuer and the Trustee as the Operating Bank hereby agree that the Trustee as the Operating Bank shall comply with all instructions originated by the Trustee directing the disposition of funds in any Closing Day Account or any other Transaction Account maintained with the Trustee as the Operating Bank and all entitlement orders originated by the Trustee with respect to any Closing Day Account or any other Transaction Account, in each case without further consent by the Issuer. The Issuer and the Trustee as the Operating Bank further agree that (i) the jurisdiction of the Trustee as the Operating Bank for purposes of the UCC shall be the State of New York and (ii) the Trustee as the Operating Bank hereby subordinates any security interest it may now or hereafter have in any Transaction Account to the security interest therein of the Trustee. The Trustee as the Operating Bank shall, subject to the terms of this Indenture, treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to any Closing Day Account or any other Transaction Account. In furtherance of the foregoing, and without limiting the effectiveness thereof, the Trustee and the Operating Bank will comply with orders from the Trustee directing the Trustee as the Operating Bank to hold, transfer or dispose of any financial assets or any part thereof in any Closing Day Account or any other Transaction Account maintained with the Trustee as the Operating Bank, in each case as the Trustee may from time to time specify, without obtaining the consent of the Issuer. The crediting by the Trustee as Operating Bank to any Transaction Account of any property that is not otherwise a financial asset by virtue of Section 8-102(a)(9)(i) of the UCC or Section 8-102(a)(9)(ii) of the UCC, including cash, shall constitute the “express agreement” of the Trustee as Operating Bank and the Issuer under Section 8-102(a)(9)(iii) of the UCC that such property is a financial asset under such Section 8-102(a)(9)(iii) of the UCC. The control over the Transaction Accounts granted to the Trustee herewith shall, for purposes of Section 9-203(b)(3)(D) of the UCC, be deemed to be pursuant to the Issuer’s security agreement. The Issuer acknowledges that the Trustee’s security interest in the Transaction Accounts (and all property therein, including cash) is automatically perfected by control under Section 9-104(a) of the UCC.

(c)                             If, at any time, any Transaction Account ceases to be an Eligible Account, the Issuer will cause the Servicer or an agent thereof to, within ten Business Days, establish a new Transaction Account meeting the conditions set forth in this Section 3.1 in respect of such Transaction Account and transfer, with consent of the Trustee, any cash or investments in the existing Transaction Account to such new Transaction Account, and, from the date such new Transaction Account is established, it shall have the same designation as the existing Account. If the Operating Bank should change at any time (subject to the consent of the Trustee acting at the direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, as described in Section 3.1(b)), then the Issuer will cause the Servicer, acting on behalf of the Issuer, to thereupon promptly establish replacement Transaction Accounts as necessary at the successor Operating Bank and transfer the balance of funds in each Transaction Account then maintained at the former Operating Bank pursuant to the terms of the Servicing Agreement and this Indenture to such successor Operating Bank.

(d)                                 The Issuer will cause the Servicer to establish not later than the Closing Date and maintain the Collection Account at the Operating Bank, and the Collection Account shall bear a designation clearly indicating that the funds or other assets deposited therein are held for the benefit of the Trustee. All Collections shall be deposited in the Collection Account and transferred therefrom in accordance with the terms of this Indenture. No funds shall be deposited in the Collection Account that do not constitute Collections, except as expressly provided in this Indenture, without the prior written consent of the Trustee acting at the direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes.

(e)                                  (i)  The Issuer will cause the Servicer to establish not later than the Closing Date and maintain the Redemption Account at the Operating Bank that shall bear a designation clearly indicating that the funds or other assets deposited therein are held for the benefit of the Trustee, who shall hold such amounts for the benefit of the Noteholders of Notes that are the subject of such Redemption. The Trustee shall transfer all amounts identified by the Servicer to the Trustee as Licensee Termination Payments (whether such amounts were initially deposited in the Collection Account or otherwise) to, and all other amounts received for the purpose of any Redemption shall be deposited in, the Redemption Account and shall be held in such Transaction Account until such amounts are applied to pay the Redemption Price of such Notes (together with related Expenses) and such Notes are cancelled by the Trustee.

(ii)  Notwithstanding the terms of the Licensee Instruction, if either of Licensee, any sublicensee of Licensee or any other person or entity makes any future payment to the Issuer directly and not to the Collection Account on account of (A) amounts collected in respect of infringement under Article 13.6 of the License Agreement, (B) all payments payable in connection with audits in respect of the Payments pursuant to Article XVI of the License Agreement and (C) all interest on overdue payments pursuant to Article 20.5 of the License Agreement relating to the Payments and to the amounts referenced in clauses (A) through (C) of this sentence, then Issuer shall promptly, and in any event no later than two Business Days following receipt thereof by the Issuer, remit such amounts by wire transfer of immediately available funds, without set-off, to the Collection Account. To the extent that any of the amounts described in clause (C) of the immediately preceding sentence relate to overdue interest on the Milestone Payments, such amount shall be transferred to the Milestone Payments Reserve Account.

(f)                                   The Issuer will cause the Servicer to establish not later than the Closing Date and maintain the Capital Account at the Operating Bank, and the Capital Account shall bear a designation clearly indicating that the funds or other assets deposited therein are held for the benefit of the Trustee. Except as expressly provided herein and except for the Equityholder’s contribution of any Licensee Termination Payment (which contribution shall be made to the Collection Account as set forth in the Issuer Purchase Agreement, and then transferred to the Redemption Account as provided in this Indenture), all capital contributions made in cash by the Equityholder to the Issuer shall be deposited and held in the Capital Account and transferred therefrom (i) to the Noteholders in payment of any Interest Amount, including any Tax Additional Amount, in accordance with Section 3.7, (ii) on the Final Legal Maturity Date, to the Noteholders in payment of the Outstanding Principal Balance in accordance with Section 3.7, (iii) to the Redemption Account only to the extent specifically provided for in any written notice of an Optional Redemption delivered to the Trustee pursuant to Section 3.8(b), (iv) to the Equityholder only to the extent permitted by Section 5.2(b), and (v) to the Equityholder only to the extent permitted by Section 3.7.

(g)                                  The Issuer will cause the Servicer to establish not later than the Closing Date and maintain the Interest Reserve Account at the Operating Bank that shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee. Amounts shall be deposited into the Interest Reserve Account only pursuant to Section 3.3(a)(iii) or Section 3.7. All such amounts shall be held in such Interest Reserve Account and transferred therefrom only pursuant to Section 3.7.

(h)                                 The Issuer will cause the Servicer to establish not later than the Closing Date and maintain the Milestone Payments Reserve Account at the Operating Bank that shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee. The Trustee shall transfer all Payments identified as Milestone Payments upon receipt to the Milestone Payments Reserve Account (whether such Payments were initially deposited in the Collection Account or otherwise). The Trustee shall cause amounts on deposit in the Milestone Payments Reserve Account to be transferred therefrom (i) to the Redemption Account only to the extent specifically provided for in any written notice of an Optional Redemption or Noteholder-Required Redemption delivered to the Trustee pursuant to Section 3.8(b), and (ii) to, or at the direction of, the Issuer only to the extent permitted by Section 3.7.

Section 3.2                                    Investments of Cash.  So long as no Event of Default has occurred and is continuing, the Trustee is hereby directed to invest and reinvest the funds on deposit in the Transaction Accounts in the Eligible Investment, to the extent such Eligible Investment is available to the relevant Operating Bank and is in the name of, and under the exclusive control of, the Trustee. In the absence of written direction delivered to the Trustee from the Issuer or from the Servicer on behalf of the Issuer to cease such investment as to a specified Transaction Account, the Trustee shall direct each Operating Bank to invest any funds in the Transaction Accounts in the Eligible Investment. The Trustee shall direct each Operating Bank to make such investments and reinvestments in accordance with the terms of the following provisions:

(a)                                 the Eligible Investment shall have maturities and other terms such that sufficient funds shall be available to make required payments pursuant to this Indenture on the Business Day immediately preceding the next occurring Payment Date after such investment is made, taking into account with respect to investment of Milestone Payments and any Licensee Termination Payment that such amounts shall not be used for payments under Section 3.6(a);

(b)                                 if any funds to be invested are received in the Transaction Accounts after 1:00 p.m., New York City time, on any Business Day, such funds shall, if possible, be invested in the Eligible Investment on such Business Day;

(c)                                  all interest and earnings on the Eligible Investment held in the Transaction Accounts shall be invested in the Eligible Investment on an overnight basis and credited to the appropriate Transaction Account until the next Payment Date; and

(d)                                 the Issuer acknowledges that the Operating Bank will furnish monthly cash transaction statements to the Trustee and the Noteholders that will detail all investment transactions as set forth in this Indenture.

Section 3.3                                    Payments and Transfers In Connection with Issuance of Notes.

(a)                                 On the Closing Date, the Trustee shall, subject to the receipt of written direction from the Issuer, upon receipt of the Note Purchase Price in the Trustee Closing Account established pursuant to Section 3.1 of the Purchase Agreements, make the following payments from such proceeds in the amounts so directed in writing by the Issuer:

(i)                                     to such Persons and in such amounts as shall be specified by the Issuer, such Transaction Expenses as shall be due and payable in connection with the issuance and sale of the Original Class A Notes;

(ii)                                  to the Seller, in accordance with the Issuer Purchase Agreement, the amount by which the Note Purchase Price exceeds the sum of (x) such Transaction Expenses and (y) the Initial Interest Reserve Amount; and

(iii)                               to the Interest Reserve Account, the Initial Interest Reserve Amount.

(b)                                 On the date of issuance of any Subordinated Notes, the Trustee shall, subject to the receipt of written direction from the Issuer and upon receipt of the proceeds of the sale of such Notes, make such payments and transfers as shall be specified in this Indenture, the related Resolution and any indenture supplemental hereto in respect of such Notes, copies of which Resolution and indenture supplemental hereto shall be attached to such written direction.

(c)                                  The Trustee shall hold all funds received on or prior to the Closing Date from the Note Purchasers in trust for the Note Purchasers pending the Closing Date. Upon receipt by the Trustee of the aggregate Note Purchase Price (as identified in the Issuer’s written direction pursuant to Section 3.3(a)) from all Note Purchasers, the Trustee shall disburse the Note Purchase Price in accordance with this Section 3.3. If the aggregate Note Purchase Price shall not have been received by the Trustee by 10:00 a.m. (New York City time) on the Closing Date, or if the closing of the transactions contemplated by the Purchase Agreements shall not otherwise be capable of being consummated by 3:30 p.m. (New York City time) on the Closing Date, then each Note Purchaser who has paid its respective portion of the Note Purchase Price shall have the right to instruct the Trustee in writing at or after 3:30 p.m. (New York City time) on the Closing Date to return such portion of the Note Purchase Price to such Note Purchaser prior to the close of business on the Closing Date or as soon thereafter as reasonably practicable.

Section 3.3A                                Spot Exchanges.

The Calculation Agent shall convert any Collections received in a currency other than Dollars into Dollars, in each case using the Applicable Conversion Rate and shall retain such converted Dollar amount in the Collection Account. The expenses actually incurred by the Calculation Agent in such currency spot transactions shall constitute Expenses hereunder. The Calculation Agent shall not be required to attempt to maximize the conversion rate for any currency conversion required to be performed hereunder.

Section 3.4                                         Calculation Date Calculations.

(a)                                      As soon as reasonably practicable after each Calculation Date (a “Relevant Calculation Date”), but in no event later than 12:00 noon (New York City time) on the second Business Day prior to the immediately succeeding Payment Date, the Calculation Agent shall, based on the Calculation Date Information received by the Calculation Agent, and based on information known to it or Relevant Information provided to it, make the following determinations and calculations (and each of the Trustee and the Issuer (for itself and on behalf of the Servicer) agrees to provide any Relevant Information reasonably requested by the Calculation Agent for the purpose of making such determinations and calculations):

(i)                                          the Available Collections Amount for such Payment Date;

(ii)                                       (x) the amount of Collections received during the period commencing the day immediately following the Calculation Date that immediately preceded such Relevant Calculation Date and ending on such Relevant Calculation Date, (y) the amount, if any, to be transferred from the Interest Reserve Account and the Capital Account as of the Relevant Calculation Date to the Collection Account on such Payment Date in accordance with Section 3.7 and as calculated pursuant to Section 3.4(a)(ix), and (z) the amount of any Danish Tax Additional Amount and the amount of any German Tax Additional Amount on deposit in the Capital Account;

(iii)                                    the balance of funds on deposit in each Transaction Account other than the Collection Account on such Relevant Calculation Date and the amount of interest and earnings (net of losses and investment expenses), if any, on investments of funds on deposit therein from the day immediately following the Calculation Date that preceded such Relevant Calculation Date and ending on such Relevant Calculation Date;

(iv)                                   the balance of funds on deposit in the Collection Account on such Relevant Calculation Date and the amount of interest and earnings (net of losses and investment expenses), if any, on investments of funds on deposit therein from the day immediately following the Calculation Date that preceded such Relevant Calculation Date and ending on such Relevant Calculation Date;

(v)                                      Taxes owed by the Issuer;

(vi)                                   (x) all other Expenses due and payable on such Payment Date and not previously paid or reimbursed, and to be paid or reimbursed, pursuant to Section 3.6(a)(ii), in the amounts shown on all supporting documentation therefor and attached to the Calculation Date Information received by the Calculation Agent, and (y) all Expenses previously reimbursed and paid to the Issuer in respect of Expenses pursuant to Section 3.6(d) from the day immediately following the Calculation Date that preceded such Relevant Calculation Date and ending on such Relevant Calculation Date;

(vii)                           the applicable interest rate on each class of Floating Rate Notes (if any) determined on the Reference Date for the Interest Accrual Period beginning on such Payment Date and the Interest Amount (including any Additional Interest) on each class of Floating Rate Notes (if any) and Fixed Rate Notes for such Payment Date;

(viii)                        if such Payment Date is a Redemption Date on which a Redemption of Notes is scheduled to occur, the amount necessary to pay the Redemption Price (and related Expenses) of the Notes to be repaid on such Redemption Date and the Redemption Premium, if any, to be paid as part of such Redemption Price;

(ix)                              the Interest Amount due to Noteholders of each class of Notes on such Payment Date and the difference, if any, between the Interest Amount due to the Noteholders of each class of Notes on such Payment Date and the Available Collections Amount for such Payment Date, after giving effect to the payment of all amounts to be paid or reimbursed on such Payment Date pursuant to Section 3.6(a)(i) and Section 3.6(a)(ii) (such difference, with respect to the Class A Notes, an “Interest Shortfall”), and, with respect to each Interest Shortfall, the amount to be withdrawn from the Interest Reserve Account and/or the Capital Account, if any, determined as provided in Section 3.7;

(x)                                 the Outstanding Principal Balance of each class of Notes on such Payment Date immediately prior to any principal payment with respect to the Outstanding Principal Balance on such Payment Date and the amount of any principal payment with respect to the Outstanding Principal Balance to be made in respect of each class of Notes on such Payment Date, taking into account the other payments to be made as principal payments on such Payment Date entitled to priority pursuant to Section 3.6;

(xi)                              the amounts, if any, distributable to the Issuer on such Payment Date pursuant to Section 3.6(a)(vii); and

(xii)                           any other information, determinations and calculations reasonably required in order to give effect to the terms of this Indenture and the other Deal Documents.

(b)                                 Following the calculations and determinations by the Calculation Agent described in Section 3.4(a), and not later than 1:00 p.m., New York City time, on the second Business Day prior to the succeeding Payment Date, the Calculation Agent shall provide to each of the Issuer, the Servicer, the Trustee and the Controlling Noteholder a calculation report (a “Calculation Report”) listing the determinations and calculations set forth in Section 3.4(a). All calculations made by the Calculation Agent shall, in the absence of manifest error, be binding and conclusive for all purposes upon the Noteholders, the Beneficial Holders, the Servicer, the Issuer and the Trustee.

Section 3.5                                    Payment Date First Step Transfers. On each Payment Date, the Trustee shall transfer from any Transaction Account (other than the Collection Account, the Capital Account and the Milestone Payments Reserve Account) to the Collection Account the amount of interest and earnings (net of losses and investment expenses), if any, earned as a result of investments of funds on deposit therein from the day immediately following the Calculation Date that immediately preceded the Relevant Calculation Date and ending on the Relevant Calculation Date.

Section 3.6                                    Payment Date Second Step Withdrawals.

(a)                                 Subject to Section 3.6(e), on each Payment Date, after the applicable transfers provided for in Section 3.5 have been made, the Trustee shall distribute (or instruct the Paying Agent to distribute) from the Available Collections Amount on deposit in the Collection Account (other than any amounts constituting Milestone Payments or any Licensee Termination Payment on deposit therein, which amounts shall be transferred to the Milestone Payments Reserve Account and the Redemption Account, respectively, in accordance with Section 3.1) the amounts set forth below in the order of priority set forth below but, in each case, only to the extent that all amounts then required to be paid ranking prior thereto have been paid in full:

(i)                                     first, to the Issuer for the payment of all Taxes owed by the Issuer, if any;

(ii)                                  second, to the payment of all Expenses not previously paid or reimbursed, in the amounts shown in all supporting documentation attached to the Calculation Date Information received by the Calculation Agent, taking into account any amounts previously paid pursuant to Section 3.6(d);

(iii)                               third, to the Trustee for distribution to the Noteholders of the Class A Notes, the ratable payment of the Interest Amount (including any applicable Tax Additional Amount) then due and payable on the Class A Notes, taking into account any amounts previously paid pursuant to this Indenture, and including any amounts to be paid pursuant to Section 3.7, in each case on such Payment Date;

(iv)                              fourth, beginning on the third Payment Date, to the Trustee for distribution to the Noteholders of the Class A Notes as principal payments on the Class A Notes (without Premium or penalty), allocated pro rata in proportion to the Outstanding Principal Balance of such Class A Notes held by such Noteholders, until the Outstanding Principal Balance of the Class A Notes has been paid in full, and, then to the ratable payment of all other obligations owed to the Noteholders of the Class A Notes until all such amounts are paid in full;

(v)                                 fifth, beginning on the third Payment Date, to the Trustee for distribution to the Noteholders of the Subordinated Notes, if any, the principal of and any Interest Amount on the Subordinated Notes in accordance with the terms of the Subordinated Notes until the Subordinated Notes have been paid in full;

(vi)                              sixth, to the ratable payment of all other obligations under this Indenture until all such amounts are paid in full; and

(vii)                           seventh, after payment of all Outstanding Notes and all other amounts due under the Indenture, to, or at the direction of, the Issuer, all remaining amounts.

(b)                                 Upon satisfaction of the conditions described in this Section 3.6(b), the Issuer may issue PIK Notes (to Noteholders of the Original Class A Notes only) without the consent of any Noteholder, in which case the aggregate principal amount of the Original Class A Notes will be increased in the amount of such PIK Notes. If an Interest Shortfall exists on the Payment Date occurring in September 2015 or March 2016, as determined pursuant to Section 3.4(a)(ix), except to the extent of any payment of such Interest Shortfall from the Interest Reserve Account and amounts available therefor in the Capital Account pursuant to Section 3.7, such Interest Shortfall shall be payable through the issuance of PIK Notes (to Noteholders of the Original Class A Notes only) in a principal amount equal to such Interest Shortfall. Any PIK Note shall be designated generally as a Note for all purposes under this Indenture. Any PIK Note issued pursuant to this Section 3.6(b) shall be part of the same class, and shall have the same terms and rights, as the Original Class A Notes, except that interest on such PIK Note shall begin to accrue from the Payment Date occurring in September 2015 or March 2016, as applicable. To the extent that the principal amount of any PIK Notes to be issued would not be in an integral multiple of $1.00, the principal amount of such PIK Notes shall be increased to the next highest integral multiple of $1.00 if the excess over the closest integral multiple of $1.00 is $0.50 or more, but any such excess of less than $0.50 shall be extinguished. PIK Notes shall be issued only after all funds in the Collection Account are distributed on the applicable Payment Date. For the avoidance of doubt, any portion of an Interest Shortfall that represents Tax Additional Amounts shall not be payable through the issuance of PIK Notes.

(c)                                  To the extent the Issuer receives amounts from the Trustee from the Collection Account pursuant to Section 3.6(a)(vii), from the Interest Reserve Account pursuant to Section 3.7(a) or from the Milestone Payments Reserve Account pursuant to Section 3.7(b), such amounts may be distributed by the Issuer to the Equityholder (or as otherwise directed by the Equityholder or any Person designated by the Equityholder to give such directions) in its sole discretion. The provisions contained in this Section 3.6(c) may not be amended, modified, waived or terminated (including pursuant to any termination of this Indenture) without the prior written consent of the Equityholder, and the provisions contained in this Section 3.6(c) shall survive the termination of this Indenture. The parties hereto specifically agree that each Equityholder (i) is and shall be an express third-party beneficiary of the provisions of this Section 3.6(c) and (ii) shall have the right to enforce any provision of this Section 3.6(c).

(d)                                 Notwithstanding anything herein to the contrary, so long as no Event of Default shall have occurred and be continuing, the Calculation Agent shall, on the 15th day of each calendar month (other than any month in which a Payment Date falls) or, if such 15th day is not a Business Day, the next Business Day, reimburse and pay to the Issuer (or such other appropriate Person identified at the written instruction of the Issuer), from the Collection Account (other than any amounts constituting Milestone Payments or any Licensee Termination Payment on deposit therein, which amounts shall be transferred to the Milestone Payments Reserve Account and the Redemption Account, respectively, in accordance with this Indenture), an amount equal to the lesser of (i) all Expenses not previously paid or reimbursed and (ii) the balance of the Collection Account, in either case upon delivery to the Calculation Agent by the

Issuer, not less than three Business Days prior to such 15th day or next Business Day, as the case may be, of a written notice as to the amount of such Expenses.

(e)                                  Notwithstanding anything herein to the contrary, the priority of payments set forth in Section 3.6(a) shall be adjusted to give effect to any inaccuracy set forth in any report of an accounting firm pursuant to Section 6.14(b), such that each Person shall be restored on the immediately succeeding Payment Date (or, if necessary, the succeeding Payment Dates) to the cash flow position that such Person would have been in had the accurate amounts set forth in such report been paid in accordance with Section 3.6(a) on the relevant prior Payment Dates.

Section 3.7                                    Interest Reserve Account and Capital Account; Interest Shortfalls; Milestone Payments Reserve Account. (a) If the Calculation Agent has determined that an Interest Shortfall exists pursuant to the Calculation Report with respect to any Payment Date occurring on or after March 31, 2015, and there is a positive balance in the Interest Reserve Account on the Relevant Calculation Date preceding any such Payment Date, then on such Payment Date, the Trustee shall withdraw from the Interest Reserve Account an amount equal to the lesser of the portion of such Interest Shortfall that does not comprise the Tax Additional Amount, if any, payable on such Payment Date, and the balance in the Interest Reserve Account and distribute it to the Noteholders of the Class A Notes in payment of the Interest Shortfall (other than the portion of such Interest Shortfall that comprises the Tax Additional Amount, if any). If the amount available in the Interest Reserve Account (if any) on the Relevant Calculation Date preceding a Payment Date is less than the amount of any Interest Shortfall that does not comprise the Tax Additional Amount, if any, payable on such Payment Date and there is a positive balance in the Capital Account on the Relevant Calculation Date preceding such Payment Date, and the Issuer has not elected to issue PIK Notes in accordance with Section 3.6(b), then on such Payment Date the Trustee shall withdraw from the Capital Account an amount equal to the sum of (x) first, the amount of any Tax Additional Amounts up to the remaining amount of the Interest Shortfall, and (y) second, the lesser of (i) the amount by which the Interest Shortfall exceeds the amount, if any, withdrawn from the Interest Reserve Account and withdrawn from the Capital Account pursuant to the preceding clause (x) and (ii) the remaining balance in the Capital Account and distribute it to the Noteholders of the Class A Notes in payment of the Interest Amount; provided, that the Trustee shall (a) make such a withdrawal from the Capital Account pursuant to clause (y) in respect of not more than six Payment Dates in total prior to the Final Legal Maturity Date and in respect of not more than any three consecutive Payment Dates, whether on a Payment Date or on any other Business Day, and (b) in the event that withdrawals from the Capital Account have been made in respect of six Payment Dates, distribute any funds remaining in the Capital Account (other than, for the avoidance of doubt, any Tax Additional Amounts) to the Issuer upon its written request, which the Trustee may grant or decline in its discretion upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes. If funds from the Interest Reserve Account and the Capital Account are insufficient or otherwise not made available to pay the remaining Interest Shortfall, and PIK Notes have not issued in accordance with Section 3.6(b) in the amount of the remaining Interest Shortfall, then the unpaid Interest Shortfall shall accrue interest at the interest rate applicable to the Class A Notes plus 1% compounded semi-annually. Notwithstanding the foregoing (and without limitation of Section 4.1 hereof), if, on the Final Legal Maturity Date, (x) the portion of the Available Collections Amount available to pay in full the Outstanding Principal Balance on the Class A Notes, after giving effect to the other payments to be made on the Final Legal Maturity Date and entitled to priority pursuant to Section 3.6, are insufficient to pay in full the Outstanding Principal Balance on the Class A Notes, and (y) there is a positive balance in the Capital Account after giving effect to any withdrawal therefrom in respect of any Interest Shortfall, then on the Final Legal Maturity Date the Trustee shall withdraw from the Capital Account an amount equal to the lesser of the Outstanding Principal Balance on the Class A Notes and the balance in the Capital Account and distribute it to the Noteholders of the Class A Notes for payment of all or any portion of the Outstanding Principal Balance on the Class A Notes.

Upon satisfaction of the Sales Test, any funds available in the Interest Reserve Account shall be transferred to the Issuer on the next occurring Payment Date, to the extent no Default or Event of Default has occurred and is continuing, such Payment Date to be no earlier than the first Payment Date in 2017.

(b)                                 If, as of any Payment Date, there is an amount on deposit in the Milestone Payments Reserve Account in excess of the Outstanding Principal Balance of the Notes (after giving effect to distributions on such Payment Date (including those set forth in the immediately succeeding sentence or any Noteholder-Required Redemption)), to the extent no Default or Event of Default has occurred and is continuing, an amount equal to such excess shall be transferred from the Milestone Payments Reserve Account to, or at the direction of, the Issuer. In addition, (i) upon satisfaction of both (x) the Sales Test and (y) receipt by the Trustee of eighty-six and one-half percent (86.5%) of the Group 2 NDA-Approval Milestone Payment on or prior to December 31, 2016, to the extent no Default or Event of Default has occurred and is continuing, an amount equal to eighty-six and one-half percent (86.5%) of the Group 2 NDA-Approval Milestone Payment on the immediately succeeding Payment Date, together with any investment earnings on such amount credited to the respective Transaction Account not previously distributed in accordance with this Article III, shall be transferred from the Milestone Payments Reserve Account to, or at the direction of, the Issuer, and (ii) upon satisfaction of both (x) the Sales Test and (y) receipt by the Trustee of eighty-six and one-half percent (86.5%) of the Group 2 EU Approval Milestone Payment on or prior to December 31, 2016, to the extent no Default or Event of Default has occurred and is continuing, an amount equal to eighty-six and one-half percent (86.5%) of the Group 2 EU Approval Milestone Payment on the immediately succeeding Payment Date, together with any investment earnings on such amount credited to the respective Transaction Account not previously distributed in accordance with this Article III shall be transferred from the Milestone Payments Reserve Account to, or at the direction of, the Issuer.

(c)                                  Any funds available in the Milestone Payments Reserve Account or the Interest Reserve Account following payment in full of all obligations owed to the Noteholders of the Class A Notes pursuant to the Deal Documents shall be transferred to the Issuer on the next occurring Payment Date.

Section 3.8                                    Redemptions.

(a)                                 On any Redemption Date, the Trustee shall distribute the amounts in the Redemption Account as provided herein and in the applicable Resolution, including:

(i)                                     to the extent Subordinated Notes were issued for the purpose of funding such Redemption, paying to such Persons as shall be specified by the Issuer such Transaction Expenses as shall be due and payable in connection with the issuance and sale of the applicable Subordinated Notes;

(ii)                                  remitting to the Noteholders of such class of Notes to be redeemed, in accordance with the Resolution authorizing such Redemption (after application of Section 3.6 and Section 3.7), an amount equal to the Redemption Price plus Premium, if any, allocated, in the event of a Redemption of such Notes in part, pro rata in proportion to the Outstanding Principal Balance of such Notes held by such Noteholders; and

(iii)                               making such other distributions and payments as shall be authorized and directed by the Resolution and indentures supplemental hereto executed in connection with such Redemption.

(b)                                 Subject to the provisions of Section 3.8(c) and Section 3.9, on any Redemption Date (to the extent that such class of Notes will remain Outstanding after application of Section 3.6 and Section 3.7), (i) with respect to the Class A Notes, the Issuer may elect to (and shall to the extent of any Licensee Termination Payment) redeem the Class A Notes, in whole or in part, out of amounts available in the Capital Account, the Milestone Payments Reserve Account or the Redemption Account for such purpose, if any, including the proceeds of any Subordinated Notes (but excluding in the case of a Redemption in part any funds in the Interest Reserve Account, except for any payment in respect thereof representing interest payable in connection with the Redemption of the Class A Notes in whole (but not in part)), in each case, at the Redemption Price, or (ii) with respect to any other Class of Notes, the Issuer may elect to redeem such class of Notes, in whole or in part, only out of amounts available in the Capital Account or the Redemption Account for such purpose, if any, including the proceeds of any Subordinated Notes (but excluding in the case of a Redemption in part any funds in the Interest Reserve Account), in each case, at the Redemption Price (any such redemption described in the foregoing clauses (i) and (ii), an “Optional Redemption”); provided, that, while any Class A Notes are Outstanding, Subordinated Notes may not be redeemed by the Issuer in whole or in part. Notwithstanding anything herein (or in any Deal Document) to the contrary, but subject to the applicable provisions of Section 3.9, on any Redemption Date, the Controlling Noteholder may elect to redeem the Class A Notes, in whole or in part, out of amounts available in the Milestone Payments Reserve Account (a “Noteholder-Required Redemption”). For the avoidance of doubt, Licensee Termination Payments and amounts available in the Milestone Payments Reserve Account shall not be used to redeem any Notes other than the Class A Notes. The Issuer shall give written notice of any such Optional Redemption to the Trustee and the Servicer not later than five Business Days prior to the date on which notice is to be given to Noteholders in accordance with Section 3.9(a) and written notice of any revocation of such Optional Redemption to the Trustee and the Servicer not later than three (3) Business Days prior to the date on which such notice is to be given to Noteholders in accordance with Section 3.9(b) (unless the Trustee and the Servicer agree to waive or limit the requirement for such prior notice). Such written notice to the Trustee shall, in the case of any Optional Redemption, include a copy of the Resolution authorizing such Optional Redemption and shall, in the case of any Optional Redemption or Noteholder-Required Redemption, set forth the relevant information regarding such Optional Redemption or Noteholder-Required Redemption, as

applicable, including the information to be included in the notice given pursuant to Section 3.9(a).

(c)                                  An indenture supplemental hereto providing for the issuance of any Subordinated Notes may authorize one or more redemptions, in whole or in part, of such Notes, on such terms and subject to such conditions as shall be specified in such indenture supplemental hereto; provided, that, while any Class A Notes are Outstanding, such Subordinated Notes may not be redeemed by the Issuer in whole or in part.

(d)                                 The application of Payments (other than Milestone Payments) to principal payments on any Notes shall not be deemed to be a redemption or partial redemption of such Notes.

Section 3.9                                    Procedure for Redemptions.

(a)                                 The Trustee, upon the written request and at the expense of the Issuer, or the written request of the Controlling Noteholder and at the expense of the Issuer in connection with a Noteholder-Required Redemption, shall give written notice in respect of any Redemption of any class of Notes under Section 3.8 to each Noteholder of such Notes at least 30 days but not more than 60 days before such Redemption Date (or, in the case of a Noteholder-Required Redemption, at least two Business Days prior to such Redemption Date). Each notice in respect of a Redemption given pursuant to this Section 3.9(a) shall state (A) the Redemption Date, (B) the Redemption Price of the Notes to be redeemed, (C) in the case of a Redemption of the Notes of any class in part, the portion of the Outstanding Principal Balance of the Notes that is expected to be redeemed, (D) that Notes to be redeemed in a Redemption in whole must be surrendered (which action may be taken by any Noteholder or its authorized agent) to the Trustee to collect the Redemption Price on such Notes, (E) that, unless the Issuer fails to pay the Redemption Price, interest on Notes called for Redemption in whole shall cease to accrue on and after the Redemption Date and (F) if such Redemption is conditional upon the occurrence of any event or condition, such event or condition. If mailed in the manner herein provided, the notice shall be conclusively presumed to have been given whether or not the Noteholder receives such notice.

(b)                                 If, at the time of the delivery of any notice in respect of a Redemption, the Issuer or the Controlling Noteholder, as applicable, shall not have irrevocably directed the Trustee to apply funds then on deposit with the Trustee or held by the Issuer and available to be used for such Redemption to redeem all of the Notes called for Redemption, such notice, at the election of the Issuer, may state that such Redemption is conditional upon the occurrence of any event, including the receipt of the redemption moneys in an amount sufficient to pay the principal of and Premium, if any, and interest on the Notes being redeemed and related Transaction Expenses by the Trustee on or before the Redemption Date and that such notice shall be of no force and effect, and the Issuer shall not be required to redeem such Notes, unless such Redemption moneys are so received on or before such Redemption Date.

(c)                                  If notice in respect of a Redemption for any Notes shall have been given as provided in Section 3.9(a) and such notice shall not contain the language permitted at the Issuer’s option under Section 3.9(b), such Notes shall become due and payable on the

Redemption Date at the Corporate Trust Office at the applicable Redemption Price, and, unless there is a default in the payment of the applicable Redemption Price, interest on such Notes shall cease to accrue on and after the Redemption Date. Upon presentation and surrender of such Notes at the Corporate Trust Office, such Notes shall be paid and redeemed at the applicable Redemption Price. On or before any Redemption Date in respect of such a Redemption, the Issuer shall, to the extent an amount equal to the Redemption Price of such Notes (and, in the case of an Optional Redemption, any Transaction Expenses relating thereto as of the Redemption Date) is not then held by the Issuer or on deposit in the Redemption Account, deposit or cause to be deposited in the Redemption Account an amount in immediately available funds so that the total amount in the Redemption Account shall be sufficient to pay such Redemption Price (and, in the case of an Optional Redemption, any Transaction Expenses relating thereto as of the Redemption Date).

(d)                                 If notice in respect of a Redemption for any Notes shall have been given as provided in Section 3.9(a) and such notice shall contain the language permitted at the Issuer’s option under Section 3.9(b) (and such notice is not revoked by the Issuer in accordance with Section 3.9(b)), such Notes shall become due and payable on the Redemption Date at the Corporate Trust Office at the applicable Redemption Price and interest on such Notes shall cease to accrue on and after the Redemption Date; provided, that, in each case, the Issuer shall have deposited in the Redemption Account on or prior to 11:00 a.m. (New York City time) on the Redemption Date an amount sufficient to pay the Redemption Price (and, in the case of an Optional Redemption, any Transaction Expenses relating thereto as of the Redemption Date) or, in the case of a Noteholder-Required Redemption, there shall be in the Milestone Payments Reserve Account or the Redemption Account, an amount sufficient to pay the Redemption Price. Upon presentation and surrender of such Notes at the Corporate Trust Office, such Notes shall be paid and redeemed at the applicable Redemption Price. If, in the case of an Optional Redemption, the Issuer shall not make such deposit on or prior to 11:00 a.m. (New York City time) on the Redemption Date, the notice in respect of Redemption shall be of no force and effect, and the principal on such Notes or specified portions thereof shall continue to bear interest as if such notice in respect of Redemption had not been given.

(e)                                  All Notes that are redeemed will be surrendered to the Trustee for cancellation and may not be reissued or resold.

Section 3.10                             No Withdrawals. No withdrawal of funds from any Transaction Account (including, without limitation, the Collection Account) may be made except (i) as expressly set forth in this Article III or (ii) in connection with the exercise of rights and remedies following the occurrence of an Event of Default. For the avoidance of doubt, all amounts received by the Issuer constituting Payments or relating to or affecting the Payments (or any rights in connection therewith) shall be deposited in the Collection Account and then transferred to the other Transaction Accounts, if applicable, as provided in this Indenture.

ARTICLE IV

DEFAULT AND REMEDIES

Section 4.1                                    Events of Default. Each of the following events or occurrences shall constitute an “Event of Default” hereunder with respect to any class of Notes (except for clauses (a), (b), (c) and (d) below in which the potential events or occurrences that would constitute an Event of Default are specific to the Class A Notes and certain other classes of Notes, in which case such Event of Default shall be constituted only with respect to the Class A Notes and such other classes of Notes (and not all classes of Notes)), and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been waived or remedied, as applicable:

(a)                                 (i) failure to pay interest on the Class A Notes due on any Payment Date (other than the Final Legal Maturity Date) within five Business Days of such Payment Date but only to the extent of the Available Collections Amount available for interest payments pursuant to Section 3.6(a), any funds in the Interest Reserve Account and any capital contributed in cash to the Issuer by the Equityholder and made available for payment of interest, or (in the case of the second or third Payment Dates) failure to issue PIK Notes with respect to any cash shortfall if the amount available to pay interest due on such Payment Dates after allocating to such payment of interest any amounts on deposit in the Interest Reserve Account and any capital contributed in cash to the Issuer by the Equityholder are insufficient to pay all of the cash interest due on the Notes on such Payment Date, (ii) failure to pay any Tax Additional Amount due on any Payment Date (other than the Final Legal Maturity Date) or failure by Zealand or the Seller to deposit such Tax Additional Amount in the Collection Account, within five Business Days of such Payment Date or (iii) failure to pay principal of the Class A Notes due on any Payment Date (other than the Final Legal Maturity Date or any Redemption Date) within five days of such Payment Date, but only to the extent of the Available Collections Amount available for principal payments pursuant to the priority of payments in Section 3.6;

(b)                                 (i) failure to pay interest on the Class A Notes due on any Payment Date (other than the Final Legal Maturity Date or as set forth in Section 4.1(a)) in full after applying any amounts on deposit in the Interest Reserve Account (and including, in the case of the second or third Payment Date, by the issuance of PIK Notes) on such Payment Date, together with Additional Interest on any interest not paid on the Payment Date on which it was originally due, and (ii) in the case of any class of Notes other than the Class A Notes, except as provided in the related Resolution and set forth in any indenture supplemental hereto providing for the issuance of such Notes pursuant to Section 2.15 or Section 2.16, failure to pay interest on any Notes of such class on the Payment Date that such interest is due, in each case regardless of whether or not funds are then available therefor in the Collection Account;

(c)                                  (i) failure to pay principal of and Premium, if any, accrued and unpaid interest on, and any Tax Additional Amounts with respect to any Notes of such class on the applicable Final Legal Maturity Date or (ii) if all conditions to the Redemption have been satisfied and subject to Section 3.9(b), failure to pay the Redemption Price when due on any Redemption Date for such class;

(d)                                 failure to pay any other amount in respect of the Notes when due and payable under the Indenture and the continuance of such default for a period of 30 or more days after written notice thereof is given to the Issuer by the Trustee;

(e)                                  (i) failure by the Issuer to comply with any covenant, obligation, condition or provision binding on it under this Indenture, the Local Law Security Agreements, the Issuer Purchase Agreement, the Servicing Agreement or the Notes (other than a payment default for which provision is made in Section 4.1(a), Section 4.1(b), Section 4.1(c) or Section 4.1(d)); provided, that, if the consequences of the failure can be cured, such failure continues for a period of 30 days (45 days if the Issuer has commenced and is diligently proceeding to effect a cure) or more after written notice thereof has been given to the Issuer by the Trustee at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes; or (ii) failure of any representation or warranty of the Issuer, Zealand or the Seller made or deemed to be made in the Indenture, the Note Purchase Agreement, any Local Law Security Agreement, the Issuer Purchase Agreement, the Master Contribution Agreement, the Servicing Agreement or the License Servicing Agreement, or in any certificate or other writing delivered pursuant thereto, to be correct in all material respects when the same has been made; provided, that if the consequences of the failure can be cured, such failure continues for a period of 30 days after written notice thereof has been given to the Issuer by the Trustee at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes;

(f)                                   (i) the Issuer becomes subject to a Voluntary Issuer Bankruptcy or an Involuntary Issuer Bankruptcy, (ii) the Seller becomes subject to a Voluntary Seller Bankruptcy or an Involuntary Seller Bankruptcy or (iii) Zealand becomes subject to a Voluntary Zealand Bankruptcy or an Involuntary Zealand Bankruptcy;

(g)                                  any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Issuer or the Seller and such judgment or order is not paid or otherwise discharged and remains unstayed for a period of ten days after such judgment or order becomes final and non-appealable;

(h)                                 the Issuer is classified as a corporation or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes;

(i)                                     any of the Capital Securities in the Equityholder, the General Partner or the Master General Partner) ceases to be owned, directly or indirectly, by Zealand;

(j)                                    the Issuer, the Seller or Zealand becomes an investment company required to be registered under the Investment Company Act;

(k)                                 (i) Zealand shall have failed to perform any of its covenants, obligations, conditions or provisions binding on it under the Master Contribution Agreement, the License Servicing Agreement or the Servicing Agreement or (ii) the Seller shall have failed to perform any of its covenants, obligations, conditions or provisions binding on it under the Master Contribution Agreement, the Issuer Purchase Agreement or the License Servicing Agreement; provided that in either case, if the consequences of the failure can be cured, such failure continues for a period of 30 days or more after written notice thereof has been given to the Issuer by the Trustee at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes;

(l)                                     the Seller shall have failed to perform any of its covenants, obligations, conditions or provisions binding on it under the Share Pledge Agreement; provided, that if the consequences of the failure can be cured, such failure continues for a period of 30 days or more after written notice thereof has been given to the Issuer by the Trustee at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes;

(m)                             the Trustee shall fail to have a first-priority perfected security interest in (i) any portion of the Collateral consisting of Payments, Transaction Accounts or any funds therein, the Issuer Pledged Equity or the Issuer Pledged Collateral or (ii) any material portion of any other Collateral, in each case, in accordance with the laws applicable to such Collateral, Issuer Pledged Equity and Issuer Pledged Collateral, under the respective Local Law Security Agreement or the Indenture, under which such security interest has been granted, subject only to Permitted Liens; or

(n)                                 (i)(A) This Indenture, the Assignment for Security Purposes, the Assignment and Charge Agreement, the Local Law Security Agreements, the Master Contribution Agreement or the Issuer Purchase Agreement shall be asserted in writing by the Issuer, Zealand or the Seller not to be a legal, valid and binding obligations of any party thereto or (B) this Indenture, the Assignment for Security Purposes, the Assignment and Charge Agreement, the Local Law Security Agreements, the Master Contribution Agreement, the Issuer Purchase Agreement or any other Deal Document covering any material portion of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral shall cease, for any reason (other than by reason of the express release thereof in accordance with the terms thereof or hereof) to be in full force and effect or (ii) any security interest purported to be created by this Indenture, the Assignment for Security Purposes, the Assignment and Charge Agreement, the Local Law Security Agreements, the Master Contribution Agreement or the Issuer Purchase Agreement with respect to any material portion of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral shall cease to be, or shall be asserted in writing by the Issuer, Zealand or the Seller not to be, a valid and perfected security interest (having the priority required by this Indenture or the relevant Deal Document) in the securities, assets or properties covered thereby.

Section 4.2                                    Acceleration, Rescission and Annulment.

(a)                                 If an Event of Default with respect to the Notes (other than an Acceleration Default) occurs and is continuing, the Senior Trustee may, and, upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, shall, give an Acceleration Notice to the Issuer. Upon delivery of such an Acceleration Notice (and so long as such Acceleration Notice has not been rescinded and annulled pursuant to this Indenture), the Outstanding Principal Balance of the Notes and all accrued and unpaid interest, together with the Premium, if any, that would be payable if such Notes had been called for redemption on the date of delivery of such Accelerated Notice, shall be immediately due and payable. At any time after the Senior Trustee or such Noteholders have so declared the

Outstanding Principal Balance of the Notes to be immediately due and payable, and prior to the exercise of any other remedies pursuant to this Article IV, the Senior Trustee, upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, shall, subject to Section 4.5(a), by written notice to the Issuer, rescind and annul such declaration and thereby annul its consequences if (i) there has been paid to or deposited with the Trustee an amount sufficient to pay all overdue installments of interest on the Notes, and the principal of, and Premium, if any, on, the Notes that would have become due otherwise than by such declaration of acceleration, (ii) the rescission would not conflict with any judgment or decree and (iii) all other Defaults and Events of Default, other than non-payment of interest and Premium, if any, on and principal of the Notes that have become due solely because of such declaration of acceleration, have been cured or waived. If an Acceleration Default occurs, the Outstanding Principal Balance of the Notes and all accrued and unpaid interest, together with the Premium, if any, that would be payable if such Notes had been called for redemption on the date of such Acceleration Default, shall automatically become immediately due and payable without any further action by any party. For the avoidance of doubt, for purposes of this Section 4.2(a), the Premium due in connection with an acceleration following the delivery of an Acceleration Notice or the occurrence of an Acceleration Default prior to March 15, 2016 shall be increased in the amount of the applicable Class A Redemption Percentage applicable to Optional Redemptions occurring from and including March 15, 2016 to and including March 14, 2017.

(b)                                 Notwithstanding this Section 4.2, Section 4.3 and Section 4.12, after the occurrence and during the continuation of an Event of Default, no Noteholders of any class of Notes other than the Senior Class of Notes shall be permitted to give or direct the giving of an Acceleration Notice, or to exercise any remedy in respect of such Event of Default, and no Person other than the Senior Trustee, at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, may give an Acceleration Notice or exercise any such remedy. In addition, if the Senior Trustee (at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes) exercises the right to foreclose on the Collateral and takes possession of the shares of the Issuer, the Trustee shall (i) use commercially reasonable efforts to obtain the advice of tax counsel selected by the Trustee regarding the measures that could be taken by the Trustee or the Noteholders in order for the Trustee or the Noteholders to avoid having a “permanent establishment” in Denmark, and therefore possibly being subject to Danish tax, and (ii) notify all Noteholders of such potential measures.

(c)                                  Within 30 days after the occurrence of an Event of Default in respect of any class of Notes, the Trustee shall give to the Noteholders notice of all uncured or unwaived Defaults known to it on such date; provided, that the Trustee may withhold such notice with respect to a Default (other than a payment default with respect to interest, principal or Premium, if any) from Noteholders other than the Controlling Noteholder if it determines in good faith that withholding such notice is in the interest of the affected Noteholders.

Section 4.3                                    Other Remedies. Subject to the provisions of this Indenture and the Local Law Security Agreements, if an Event of Default shall have occurred and be continuing, then the Senior Trustee may, but only at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, pursue any available remedy by proceeding at law or in equity to collect the payment of principal, Premium, if any, or interest due on the Notes or to enforce the performance of any provision of the Notes, this Indenture, the Servicing Agreement, the Local Law Security Agreements or any other Deal Documents, including any of the following, to the fullest extent permitted by Applicable Law, subject to the receipt of such Direction:

(a)                                 The Senior Trustee may obtain the appointment of a Receiver of any or all of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral as provided in Section 12.7 and the Issuer consents to and waives any right to notice of any such appointment.

(b)                                 The Senior Trustee may, without notice to the Issuer and at such time as the Senior Trustee in its sole discretion may determine, exercise any or all of the Issuer’s rights in, to and under or in any way connected with or related to any or all of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral, including (i) demanding and enforcing payment and performance of, and exercising any or all of the Issuer’s rights and remedies with respect to the collection, enforcement or prosecution of, any or all of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral (including the Issuer Purchased Assets and the Issuer’s rights under the Issuer Purchase Agreement and the other Deal Documents), in each case by legal proceedings or otherwise, (ii) settling, adjusting, compromising, extending, renewing, discharging and releasing any or all of, and any legal proceedings brought to collect or enforce any or all of, the Issuer Purchased Assets and otherwise under the Deal Documents and (iii) preparing, filing and signing the name of the Issuer on (A) any proof of claim or similar document to be filed in any bankruptcy or similar proceeding involving the Collateral (including the Issuer Purchased Assets), the Issuer Pledged Equity or the Issuer Pledged Collateral and (B) any notice of lien, assignment or satisfaction of lien, or similar document in connection with the Collateral (including the Issuer Purchased Assets), the Issuer Pledged Equity or the Issuer Pledged Collateral. In addition, the Senior Trustee may, without notice to the Issuer and at such time as the Senior Trustee in its sole discretion may determine (and at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes), exercise any and all rights available to the Senior Trustee under and in accordance with the Share Pledge Agreement.

(c)                                  Subject to the Local Law Security Agreements, the Senior Trustee may, without notice except as specified herein, and as required by Applicable Law, in accordance with Applicable Law, sell or cause the sale of all or any part of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral in one or more parcels at public or private sale, at any of the Senior Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Senior Trustee may deem commercially reasonable, provided, that, so long as the License Agreement remains in force, the Senior Trustee shall make any such sale only to a Person that is a Permitted Holder. The Issuer agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days’ notice to the Issuer of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Senior Trustee shall not be obligated to make any sale of all or any part of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral, regardless of notice of sale having been given. The Senior Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(d)                                 The Senior Trustee may, instead of exercising the power of sale conferred upon it by Section 4.3(c) and Applicable Law, proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell all or any portion of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral under a judgment or a decree of a court or courts of competent jurisdiction, provided, that, so long as the License Agreement remains in force, the Senior Trustee shall make any such foreclosure sale only to a Person that is a Permitted Holder.

(e)                                  The Senior Trustee may require the Issuer to, and the Issuer hereby agrees that it shall at its expense and upon request of the Senior Trustee, forthwith assemble all or part of the Collateral as directed by the Senior Trustee and make it available to the Senior Trustee at a place to be designated by the Senior Trustee that is reasonably convenient to both parties.

(f)                                   In addition to the rights and remedies provided for in this Indenture, the Senior Trustee may exercise in respect of the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected property included in the Collateral) and under all other Applicable Law; provided, that, so long as the License Agreement remains in force, the Senior Trustee shall cause any sale of any such collateral to be made only to a Person that is a Permitted Holder.

(g)                                  The Senior Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

Section 4.4                                    Limitation on Suits. Without limiting the provisions of Section 4.9 and the final sentence of Section 12.4, no Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Local Law Security Agreements or the Notes, for the appointment of a Receiver or trustee or for any other remedy hereunder, unless:

(a)                                 such Noteholder is a holder of the Senior Class of Notes and has previously given written notice to the Senior Trustee of a continuing Event of Default;

(b)                                 the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes make a written request to the Senior Trustee to pursue a remedy hereunder;

(c)                                  such Noteholder or Noteholders offer to the Senior Trustee an indemnity satisfactory to the Senior Trustee against any costs, expenses and liabilities to be incurred in complying with such request;

(d)                                 the Senior Trustee does not comply with such request within 60 days after receipt of the request and the offer of indemnity; and

(e)                                  during such 60-day period, Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes do not give the Senior Trustee a Direction inconsistent with such request.

No one or more Noteholders may use this Indenture to affect, disturb or prejudice the rights of another Noteholder or to obtain or seek to obtain any preference or priority not otherwise created by this Indenture and the terms of the Notes over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided.

Section 4.5                                    Waiver of Existing Defaults.

(a)                                 The Senior Trustee, upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, by written notice to the Issuer shall waive any existing Default (or Event of Default) hereunder and its consequences, except a Default (or Event of Default) (i) in the payment of the interest on, principal of and Premium, if any, on any Note or (ii) in respect of a covenant or provision hereof that under Article IX cannot be modified or amended without the consent of the Noteholder of each Note affected thereby. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default (or Event of Default) or impair any right consequent thereon.

(b)                                 Any written waiver of a Default or an Event of Default given by the Senior Trustee to the Issuer in accordance with the terms of this Indenture shall be binding upon the Senior Trustee and the other parties hereto. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence that gave rise to the Default or Event of Default so waived and not to any other similar event or occurrence that occurs subsequent to the date of such waiver.

Section 4.6                                    Restoration of Rights and Remedies. If the Senior Trustee or any Noteholder of the Senior Class of Notes has instituted any proceeding to enforce any right or remedy under this Indenture, and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Senior Trustee or such Noteholder, then in every such case the Issuer, the Senior Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Senior Trustee and the Noteholders shall continue as though no such proceeding has been instituted.

Section 4.7                                    Remedies Cumulative. Each and every right, power and remedy herein given to the Trustee specifically or otherwise in this Indenture shall be cumulative and shall, to the extent permitted by Applicable Law, be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any Default on the part of the Issuer or to be an acquiescence.

Section 4.8                                    Authority of Courts Not Required. The parties hereto agree that, to the greatest extent permitted by Applicable Law, the Trustee shall not be obliged or required to seek or obtain the authority of, or any judgment or order of, the courts of any jurisdiction in order to exercise any of its rights, powers and remedies under this Indenture or any Local Law Security Agreement, and the parties hereby waive any such requirement to the greatest extent permitted by Applicable Law.

Section 4.9                                    Rights of Noteholders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Noteholder to receive payment of interest on, principal of, or Premium, if any, on any Note on or after the respective due dates therefor expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Noteholder.

Section 4.10                             Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of any Noteholder allowed in any judicial proceedings relating to any obligor on the Notes, its creditors or its property.

Section 4.11                             Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by its acceptance hereof shall be deemed to have agreed, that, in any suit for the enforcement of any right or remedy under this Indenture or any Local Law Security Agreement, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defense made by the party litigant. This Section 4.11 does not apply to a suit instituted by the Trustee, a suit instituted by any Noteholder for the enforcement of the payment of interest, principal, or Premium, if any, on any Note on or after the respective due dates expressed in such Note or a suit by a Noteholder or Noteholders holding at least 10% of the Outstanding Principal Balance of the Notes.

Section 4.12                             Control by Noteholders. Subject to this Article IV and to the rights of the Trustee hereunder, Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust, right or power conferred on the Trustee under any Deal Document; provided, that:

(a)                                 such Direction shall not be in conflict with any Applicable Law or with this Indenture and would not involve the Trustee in personal liability or unindemnified expense;

(b)                                 the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Noteholders of such class not taking part in such Direction (but taking into account that the Subordinated Notes are fully and completely subordinated in all respects to the Class A Notes); and

(c)                                  the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such Direction.

Section 4.13                             Senior Trustee. The Trustee irrevocably agrees (and the Noteholders (other than the Noteholders represented by the Senior Trustee) shall be deemed to agree by virtue of their purchase of the Notes) that the Senior Trustee shall have all of the rights granted to it under this Indenture, including the right to direct the Trustee to take certain action as provided for in this Indenture, and the Trustee hereby agrees to act in accordance with each such authorized direction of the Senior Trustee.

Section 4.14                             Application of Proceeds. All cash proceeds received by the Senior Trustee in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be deposited in the Collection Account and distributed as provided in Section 3.6(a). Any surplus of such cash proceeds held and remaining after payment in full of all Secured Obligations shall be paid over to the Issuer or whomsoever may be lawfully entitled to receive such surplus as provided in Section 3.6. Any amount received for any sale or sales conducted in accordance with the terms of Section 4.3 shall to the extent permitted by Applicable Law be deemed conclusive and binding on the Issuer and the Noteholders.

Section 4.15                             Waivers of Rights Inhibiting Enforcement. The Issuer waives (a) any claim that, as to any part of the Collateral, a private or public sale, should the Senior Trustee elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such part of the Collateral, (b) except as otherwise provided in any of the Deal Documents, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE TRUSTEE’S TAKING POSSESSION OR DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE ISSUER WOULD OTHERWISE HAVE UNDER APPLICABLE LAW, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE TRUSTEE’S RIGHTS HEREUNDER, (c) all rights of redemption, appraisement, valuation, stay and extension or moratorium and (d) except as otherwise provided in any of the Deal Documents, all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under this Indenture or the absolute sale of the Collateral, now or hereafter in force under any Applicable Law, and the Issuer, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such Applicable Laws and rights.

Section 4.16                             Security Interests Absolute. All rights of the Trustee and security interests hereunder, and all obligations of the Issuer hereunder, shall be absolute and unconditional irrespective of, and the Issuer hereby irrevocably waives any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(a)                                 any lack of validity or enforceability of any of the Deal Documents or any other agreement or instrument relating thereto (other than against the Trustee);

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Deal Documents or any other agreement or instrument relating thereto;

(c)                                  any taking, exchange, surrender, release or non-perfection of any Collateral or any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations;

(d)                                 any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other obligations of the Issuer under or in respect of the Deal Documents or any other assets of the Issuer;

(e)                                  any change, restructuring or termination of the limited partnership structure or existence of the Issuer;

(f)                                   the failure of any other Person to execute this Indenture or any other agreement or the release or reduction of liability of the Issuer or other grantor or surety with respect to the Secured Obligations; or

(g)                                  any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Trustee that might otherwise constitute a defense available to, or a discharge of, the Issuer.

Section 4.17                             Observer.

(a)                                 If an Event of Default with respect to the Notes has occurred and is continuing and the Trustee has received written notice of (or otherwise has actual knowledge of) such Event of Default, the Trustee shall, subject to the proviso in Section 4.2(c), within 30 days following receipt of such notice, give to the Noteholders and Beneficial Holders of the Senior Class of Notes that have executed and delivered to the Registrar a Confidentiality Agreement written notice (the “Initial Notice”) of such Event of Default advising that each Noteholder and Beneficial Holder of the Senior Class of Notes has the right to nominate a Person (the “Nominee”) to be appointed as an observer of all meetings of the governing body (and committees thereof) of the Issuer (the “Observer”). Each Noteholder and Beneficial Holder of the Senior Class of Notes may, but is not required to, nominate one Nominee by written notice received by the Trustee within ten Business Days of the date of the Initial Notice (the “Nomination Period”). Each such notice shall contain at least the following information: (i) the identity of such Nominee and reasonable detail about the Person nominated; (ii) the identity of the nominating Noteholder or Beneficial Holder of the Senior Class of Notes with respect to such Nominee, together with the Outstanding Principal Balance of the Senior Class of Notes held by such Noteholder or the amount of Beneficial Interests in the Senior Class of Notes held by such Beneficial Holder; and (iii) a statement confirming that such Nominee is willing to serve as Observer if appointed.

(b)                                 If no Nominee is nominated within the Nomination Period, the Trustee shall promptly notify the Issuer, with a copy to the Noteholders and Beneficial Holders of the Senior Class of Notes that have executed and delivered to the Registrar a Confidentiality Agreement, that no Nominee has been nominated.

(c)                                  If any Nominee is nominated within the Nomination Period, the Trustee shall, within three Business Days following the end of the Nomination Period, give to the Noteholders and Beneficial Holders of the Senior Class of Notes that have executed and delivered to the Registrar a Confidentiality Agreement written notice (the “Solicitation Notice”) setting forth (i) the identity of each Nominee and the details relating to each such Nominee provided to the Trustee, (ii) the identity of the nominating Noteholder or Beneficial Holder of the Senior Class of Notes with respect to each Nominee, together with the Outstanding Principal Balance of the Senior Class of Notes held by such Noteholder or the amount of Beneficial Interests in the Senior Class of Notes held by such Beneficial Holder, (iii) a statement confirming that each Nominee is willing to serve as Observer if appointed and (iv) that each Noteholder of the Senior Class of Notes shall have ten Business Days after the date of the Solicitation Notice (the “Solicitation Period”) to indicate by written notice to the Trustee the Nominee (and no more than one Nominee) from the list of Nominees specified in the Solicitation Notice that it wishes to have appointed as Observer. Immediately following the end of the Solicitation Period, the Trustee shall calculate, based upon the written notices it received during the Solicitation Period, for each Nominee, the Outstanding Principal Balance of the Notes selecting such Nominee. The Nominee that is selected by the largest Outstanding Principal Balance of the Notes shall be designated as Observer (and, in the event that two or more Nominees are selected by the largest Outstanding Principal Balance of the Senior Class of Notes, then the Trustee shall furnish a new Solicitation Notice within three Business Days thereof setting forth only such Nominees selected by such largest Outstanding Principal Balance of the Senior Class of Notes, and the process set forth above shall be repeated therefrom to select an Observer). The Trustee shall give written notice to the Issuer, the Servicer and the Noteholders and Beneficial Holders of the Senior Class of Notes that have executed and delivered to the Registrar a Confidentiality Agreement of the results of the solicitation, and the Issuer shall (A) provide the Observer with notice of any meeting of the governing body (or any committee thereof) of the Issuer in accordance with the Issuer Organizational Documents (as if the Observer were a member of the governing body or committee thereof, as the case may be), (B) furnish to the Observer any materials distributed to any other participant in any such meeting at the same time as such materials are distributed to such other participant(s), (C) permit the Observer to attend and observe any such meeting and (D) cause the Issuer’s officers or other representatives to promptly, accurately and in good faith respond to any inquiries of the Observer.

(d)                                 At any time, the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes may remove the Observer by written notice to the Trustee, the Issuer and the Noteholders of the Senior Class of Notes. Upon removal of the Observer, the Trustee shall request the nomination and selection of a replacement Observer using the procedures described in this Section 4.17.

(e)                                  The Observer (i) must, prior to exercising any right or discharging any duty under this Section 4.17, execute and deliver to the Registrar a Confidentiality Agreement and (ii) shall provide to the Trustee, for inclusion with the next Distribution Reports, a report summarizing its observations from each meeting of the governing body (or any committee thereof) of the Issuer that it shall have attended.

ARTICLE V

REPRESENTATIONS AND WARRANTIES AND COVENANTS

Section 5.1                                    Representations and Warranties. The Issuer represents and warrants to the Trustee, as of the date of this Indenture, as follows:

(a)                                 The Issuer is a limited partnership (Da: Kommanditselskab) duly organized, validly existing and in good standing under the laws of Denmark and has all limited partnership powers and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all governmental authorities, required to own its property and carry on its business as now conducted and to exercise its rights and to perform its obligations under the Deal Documents to which it is a party, and to execute and deliver, and perform its obligations under, this Indenture.

(b)                                 Each Deal Document to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and constitutes (subject to the Legal Reservations) the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar applicable laws affecting creditors’ rights generally, general equitable principles.

(c)                                  The Issuer has good and marketable title to the Issuer Purchased Assets and the other assets and property constituting the Collateral, free and clear of any Liens other than liens in favor of the Trustee and liens permitted under the Indenture and the Local Law Security Agreements.

(d)                                 The execution and delivery of any Deal Document to which the Issuer is a party, and the performance of obligations under any Deal Document to which the Issuer is a party, by the Issuer do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority or any other person or entity, except for the filing of UCC financing statements, those previously obtained and those the failure of which to be obtained or made would not be a Material Adverse Change.

(e)                                  This Indenture and the Local Law Security Agreements create in favor of the Trustee, for the benefit of the Noteholders, valid and enforceable security interests, in accordance with the laws applicable to such Collateral under the respective Local Law Security Agreement or the Indenture, in the respective items of Collateral covered thereby, and, when financing statements in appropriate form are filed in the applicable filing offices as provided in the Indenture (to the extent perfection can be obtained by filing UCC financing statements), and notices are provided to the Servicer, the Issuer, the General Partner, the Seller and the Licensee as provided under the Local Law Security Agreements, the respective security interests created under this Indenture and the Local Law Security Agreements will constitute first-priority fully perfected security interests in all right, title and interest of the Issuer in the Collateral.

(f)                                   The Issuer is not, and, after giving effect to the use of proceeds of the Notes by the Issuer would not be, required to register as an investment company under the Investment Company Act.

(g)                                  Neither the Issuer nor any person or entity or any trade or business that is treated as a single employer with the Issuer under Section 414 of the Code or any other applicable law, rule or regulation sponsors, maintains or has any obligation to contribute to (or in the prior five years, sponsored, maintained or had any obligation to contribute to), or otherwise has any liability with respect to, any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title IV of ERISA covering current or former employees, or will sponsor, maintain or have any obligation to contribute to (or have any liability with respect to) any such plans. The Issuer does not and will not sponsor, maintain or have any obligation to contribute to or have any liability with respect to any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) or other type of post-employment benefit plan or arrangement. The Issuer does not have (and does not reasonably expect to have) any obligations or liability under any employee benefit plans covering employees in Denmark (or elsewhere).

(h)                                 The Issuer is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no portion of the proceeds of the Notes shall be used by the Issuer for a purpose that violates Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.

(i)                                     The Issuer’s exact legal name is, and since its formation has been, “ZP SPV 1 K/S”. The Issuer’s principal place of business is, and since its formation has been, located in the Greater Copenhagen area, Denmark. The Issuer’s jurisdiction of organization is, and since its formation has been, Denmark. Since its formation, the Issuer has not been the subject of any merger or other reorganization in which its identity or status was materially changed, except in each case when it was the surviving or resulting person or entity.

(j)                                    There is no (i) action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal) pending or, to the knowledge of the Issuer, threatened in respect of the Issuer, at law or in equity, or (ii) inquiry or investigation (whether civil, criminal, administrative, regulatory, investigative or informal) by or before a governmental authority pending or, to the knowledge of the Issuer, threatened against the Issuer, that, in each case, (a) if adversely determined, could reasonably be expected to result in a Material Adverse Change, or (b) challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by any of the Deal Documents to which the Issuer is party. To the knowledge of the Issuer, no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such action, suit, arbitration, claim, investigation, proceeding or inquiry.

(k)                                 The Issuer has determined that, and by virtue of its entering into the transactions contemplated by the Deal Documents to which Issuer is party and its authorization, execution and delivery of the Deal Documents to which Issuer is party, Issuer’s incurrence of any liability thereunder or contemplated thereby is in its own best interests. Upon consummation of the transactions contemplated by the Deal Documents and the application of the proceeds of the Notes as provided under the Issuer Purchase Agreement, (i) the fair saleable value of Issuer’s assets will be greater than the sum of its debts, liabilities and other obligations, including contingent liabilities, (ii) the present fair saleable value of Issuer’s assets will be greater than the amount that would be required to pay its probable liabilities on its existing debts, liabilities and other obligations, including contingent liabilities, as they become absolute and matured, (iii) Issuer will be able to realize upon its assets and pay its debts, liabilities and other obligations, including contingent obligations, as they mature, (iv) Issuer will not be rendered insolvent, will not have unreasonably small capital with which to engage in its business and will not be unable to pay its debts as they mature, (v) Issuer has not incurred, will not incur and does not have any present plans or intentions to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities as they become absolute and matured, (vi) Issuer will not have become subject to any Voluntary Issuer Bankruptcy or Involuntary Issuer Bankruptcy and (vii) Issuer will not have been rendered insolvent within the meaning of Section 17 and Section 18 of the Danish Bankruptcy Act. No step has been taken or is intended by Issuer or, so far as it is aware, any other person or entity, to make Issuer subject to a Voluntary Issuer Bankruptcy or an Involuntary Issuer Bankruptcy.

(l)                                     None of the execution and delivery by the Issuer of any of the Deal Documents to which the Issuer is a party, the performance by the Issuer of the obligations contemplated thereby nor the consummation of the transactions contemplated thereby will: (i) contravene, conflict with, result in a breach, violation, cancellation or termination of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, give any person or entity the right to exercise any remedy or obtain any additional rights under, or accelerate the maturity or performance of or payment under, in any respect, (A) any applicable law or any judgment, order, writ, decree, permit or license of any governmental authority to which the Issuer or any of its assets or properties may be subject or bound, (B) any term or provision of any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Issuer is a party or by which the Issuer or any of its assets or properties is bound or committed (or the License Agreement), or (C) any term or provision of any of the organizational documents of the Issuer; (ii) give rise to any additional right of termination, cancellation or acceleration of any right or obligation of the Issuer; or (iii) except as provided in any of the Deal Documents to which the Issuer is party, result in or require the creation or imposition of any lien on the Issuer Purchased Assets.

(m)                             Except for the Liens granted in favor of the Trustee and Permitted Liens, the Issuer has not granted, nor does there exist, any Lien on the Issuer Purchased Assets or any of the Deal Documents to which the Issuer is a party.

(n)                                 The Issuer (i) has not violated or is not in violation of, or, to the knowledge of the Issuer, is not under investigation with respect to, or has not been threatened to be charged with or been given notice of any violation of, any applicable law or any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any governmental authority or (ii) is not subject to any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any governmental authority, in each case, that would be a Material Adverse Change. The Issuer is in compliance with the requirements of all applicable laws, a breach of any of which would be a Material Adverse Change.

Section 5.2                                    Covenants. The Issuer covenants with the Trustee that, so long as any Notes are Outstanding, it will perform and comply with each of the following covenants and not engage in any activity prohibited by this Indenture without the prior written consent of the Trustee pursuant to Section 9.1 or Section 9.2, as applicable, authorizing the Issuer not to perform any such covenants or to engage in any such activity prohibited by this Indenture, in each case on such terms and conditions, if any, as shall be specified in such prior written consent:

(a)                                 Except as described under Article IX or Article XI, the Issuer shall not take any action, whether orally or in writing, that would amend, waive, modify, supplement, restate, cancel or terminate, or discharge or prejudice the validity or effectiveness of, this Indenture, the Issuer Organizational Documents, the Notes, the Servicing Agreement, any Local Law Security Agreement, the Issuer Purchase Agreement or any other Deal Document to which it is a party, or permit any party to any Deal Document to be released from its obligations thereunder (unless, in each case, expressly permitted thereunder).

(b)                                 The Issuer shall not, directly or indirectly, (i) declare or make any distribution on its Capital Securities, whether in cash, in kind or a combination thereof, to the Equityholder or otherwise with respect to any ownership of the Issuer’s Capital Securities, except that the Issuer may distribute to the Equityholder (x) all or any portion of any amounts transferred to the Issuer under Section 3.6(a)(vii) or Section 3.6(c), (y) any proceeds from an issuance of Notes or Subordinated Notes in accordance with this Indenture or (z) by request to the Trustee, which the Trustee may grant or decline in its discretion upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, any funds remaining in the Capital Account (other than, for the avoidance of doubt, any Tax Additional Amounts) in the event that six withdrawals have been made from the Capital Account pursuant to Section 3.7, (ii) purchase, redeem, retire or otherwise acquire for value any issued Capital Securities of the Issuer, except that the Issuer may purchase, redeem, retire or otherwise acquire for value any issued Capital Securities of the Issuer with all or any portion of any amounts transferred to the Issuer under Section 3.6(a)(vii) or Section 3.6(c), (iii) make any payment of principal, interest or Premium, if any, on the Notes or make any voluntary or optional redemption, repurchase, defeasance or other acquisition or retirement for value of, or make any deposit with respect to, indebtedness for borrowed money or similar obligations of the Issuer other than as permitted by the Notes and this Indenture (including in connection with any issuance or sale of any PIK Notes or Subordinated Notes expressly permitted by the Notes and this Indenture) or (iv) make any loan or advance to any Person, any purchase or other acquisition of any beneficial interest, Capital Securities, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person (other than any Issuer Purchased Assets and any such items received by the Issuer in connection with the Issuer’s ownership and management of the Issuer Purchased Assets). The foregoing shall not restrict the Equityholder or its Affiliates (other than the Issuer) from making open market purchases or otherwise acquiring or purchasing Notes (other than Subordinated Notes).

(c)                                  The Issuer shall not incur or suffer to exist any Lien over or with respect to any of the Issuer’s assets, including the Collateral, other than any Permitted Lien (including any security interest created or required to be created hereunder, including in connection with the issuance of any PIK Notes and any Subordinated Notes).

(d)                                 The Issuer shall not incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment or performance of, contingently or otherwise, whether present or future (in any such case, to “Incur”), indebtedness for borrowed money; provided, however, that the Issuer may Incur indebtedness in respect of the Original Class A Notes, any PIK Notes and any Subordinated Notes issued in accordance with this Indenture.

(e)                                  Except as expressly permitted by the limited partnership agreement of the Issuer, the Issuer shall not liquidate, dissolve or demerge and shall not consolidate with, merge with or into, sell, transfer, convey, lease or otherwise dispose of all or any portion of the Issuer Purchased Assets or any other Collateral or any of its other property and assets to, or purchase or otherwise acquire all or substantially all of the assets of, any other Person, or permit any other Person to merge with or into, or consolidate or otherwise combine with, the Issuer.

(f)                                   The Issuer shall not, directly or indirectly, transfer, issue, deliver or sell, or consent to transfer, issue, deliver or sell, any Capital Securities of the Issuer to any Person other than the Seller or any Affiliate of the Seller the Capital Securities of which are, directly or indirectly, 100% owned by Zealand and only if (i) such Capital Securities of the Issuer are pledged to the Trustee pursuant to the Share Pledge Agreement or issued pursuant to the instruction of the Trustee under the Share Pledge Agreement and (ii) such transfer of the Issuer’s Capital Securities will not result in any adverse consequences (including tax consequences) with respect to the Payments (or any rights relating thereto) or the Noteholders or Beneficial Holders. Notwithstanding the foregoing, the Issuer is permitted to accept capital contributions from the Equityholder after the Closing Date provided the amount of any cash capital contribution is deposited into the Capital Account (or, solely with respect to the Equityholder’s contribution of any Licensee Termination Payment, the Collection Account (which any such Licensee Termination Payment will then be transferred to the Redemption Account in accordance with this Indenture)) and used only as permitted by this Indenture. For the avoidance of doubt, the foregoing shall not prohibit the Equityholder from making any non-cash capital contribution to the Issuer, whether as a contribution in kind or by conversion of debts.

(g)                                  The Issuer shall not engage in any business or activity other than entering into the Deal Documents, purchasing or otherwise acquiring, owning, holding, managing, servicing, pledging and otherwise dealing with the Issuer Purchased Assets, collecting the Payments, issuing Notes, issuing Capital Securities (subject to the provisions of Section 5.2(f)), undertaking any action expressly contemplated by the Deal Documents or necessary or reasonably appropriate to maintain, enforce or enjoy the full benefit of any current or residual rights granted by or arising out of the Issuer Purchased Assets and the Deal Documents and entering into, remaining a party to, and otherwise performing any of the obligations contemplated by, and exercising any right or remedy granted to the Issuer pursuant to or arising out of, the Deal Documents, the Issuer Purchased Assets and the License Agreement and other matters reasonably related thereto. The Issuer shall not commingle its assets with assets of any other Person.

(h)                                 The Issuer shall not, directly or indirectly, enter into, renew or extend any transaction (including the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliate of the Issuer, except for (i) entering into the Deal Documents and the Issuer Organizational Documents and (ii) engaging in transactions contemplated by the Deal Documents and the Issuer Organizational Documents (including, for the avoidance of doubt, transactions involved in any New Arrangement).

(i)                                     The Issuer shall not take any action that would constitute a Voluntary Issuer Bankruptcy except as required by applicable law and after consultation with the Trustee, who shall have the right, in its sole discretion (but shall not be obligated to do so, and subject to the direction or consent of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes) to cancel debts or waive payments which could result in a Voluntary Issuer Bankruptcy no longer being required by law. The Issuer shall promptly provide the Trustee with written notice of the institution of any proceeding by or against the Issuer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property. The Issuer shall use its reasonable best efforts to seek to avoid an Involuntary Issuer Bankruptcy, including consulting with the Trustee, who shall have the right, in its sole discretion (but shall not be obligated to do so, and subject to the direction or consent of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes) to cancel debts or waive payments which could result in an Involuntary Issuer Bankruptcy no longer being required by law. The Issuer shall not dissolve or liquidate (whether or not in connection with a Voluntary Issuer Bankruptcy or Involuntary Issuer Bankruptcy), in whole or in part unless required by applicable law (and only after prior consultation with the Trustee).

(j)                                    The Issuer shall comply with the Issuer Organizational Documents. The Issuer shall not take, or permit to be taken, any action to waive, repeal, amend, vary, supplement or otherwise modify the Issuer Organizational Documents in a manner that would adversely affect (x) the rights, remedies, privileges or preferences of the Noteholders or (y) the validity, perfection or priority of the Lien on any Collateral (including the Issuer Purchased Assets), any Issuer Pledged Equity or Issuer Pledged Collateral.

(k)                                 The Issuer shall duly and punctually pay principal with respect to the Outstanding Principal Balance, Premium, if any, and Interest Amount on, and Tax Additional Amounts with respect to, the Notes in Dollars in accordance with the terms of this Indenture and such Notes.

(l)                                     The Issuer shall not employ any employees other than as required by any provisions of local law; provided, that the Equityholder, the General Partner and the Service Providers shall not be deemed to be employees for purposes of this Section 5.2(1).

(m)                             The Issuer (i) shall perform and comply in all material respects with its duties and obligations (if any) under the License Agreement and the Issuer Purchase Agreement, (ii) shall not forgive, release or compromise any amount owed to or becoming owing to it under the License Agreement or the Issuer Purchase Agreement, (iii) shall not assign, amend, modify, supplement, restate, waive, cancel or terminate (or consent to any cancellation or termination of), in whole or in part, any rights constituting or involving the right to receive the Payments (or relating to the amount or value thereof), the License Agreement or the Issuer Purchase Agreement, (iv) shall not breach any provisions of the License Agreement or the Issuer Purchase Agreement, (v) shall not enter into any new agreement in respect of, or relating to, the Issuer Purchased Assets or any other Collateral (other than any New Arrangement), (vi) shall not waive any obligation of, or grant any consent to, the Seller or the Licensee or any other Person under or in respect of the Issuer Purchased Assets or the Issuer Purchase Agreement or any other Collateral, (vii) shall not consent to an assignment of the Issuer Purchase Agreement by the Seller, the Master Contribution Agreement by Zealand or the Seller or, other than upon satisfaction of all conditions thereto set forth in the Issuer Purchase Agreement and the License Agreement with respect to a proposed sublicense by Licensee under Article 23.15.2 of the License Agreement, consent to the withholding of objection by the Seller to such proposed sublicense, and (viii) shall not agree to do any of the foregoing.

(n)                                 The Issuer shall at all times use its commercially reasonable efforts to exercise and enforce its rights and remedies under the Issuer Purchase Agreement, the Servicing Agreement, the License Agreement and the Issuer Purchased Assets and the other Collateral, in each case, in a timely and commercially reasonable manner. In addition, following the occurrence and during the continuation of an Event of Default, the Issuer will follow any Direction regarding enforcement of such rights and remedies provided by Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes (or the Senior Trustee on their behalf) that it has received.

(o)                                 Upon receipt by the Issuer from the Seller of written notice of any breach of or default under the License Agreement by the Seller and, if applicable, written notice from the Seller upon such breach or default being cured, the Issuer shall promptly (and in any event within two Business Days of receipt thereof) provide to the Trustee copies of such written notices and in each case the Trustee shall send copies of such written notices to all Noteholders as their names and addresses appear on the Register. If the Seller fails to promptly cure any such breach or default, the Issuer or (until the Notes are repaid and the lien of the Indenture has been released in full) the Trustee acting upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, shall, to the extent permitted by the License Agreement, be entitled to take any and all actions the Issuer (or the Trustee or the Class A Noteholders, respectively) considers reasonably necessary to promptly cure any such breach or default that constitutes a Curable Obligation (as defined in the License Agreement), and the Seller shall cooperate with the Issuer for such purpose and, reimburse the Issuer (or the Trustee or the Class A Noteholders, respectively) promptly (but in no event later than two Business Days) following demand for all reasonable costs and expenses incurred by the Issuer (or the Trustee or the Class A Noteholders, respectively) in connection therewith.

(p)                                 The Issuer shall maintain its existence separate and distinct (other than under and for purposes of applicable tax laws that disregard the separate existence of the Issuer) from any other Person in all material respects, including using its commercially reasonable efforts to comply with the separateness covenants set forth in the Issuer Organizational Documents or to comply with Applicable Law.

(q)                                 The Issuer shall not enter into any agreement prohibiting the right of the Trustee or any Noteholder to amend or otherwise modify any Deal Document; provided, that the foregoing prohibition shall not apply to restrictions contained in any Deal Document.

(r)                                    The Issuer shall not change, amend or alter its exact legal name at any time except following 30 days’ notice given by the Issuer to the Trustee. In connection with any such change, amendment or alteration, the Issuer shall cause to be delivered to the Trustee a legal opinion from counsel reasonably acceptable to the Trustee confirming the continued perfection of the security interests granted by Issuer pursuant to the Deal Documents. The Issuer shall not change its accounting policies or reporting practices except as permitted by the Issuer Organizational Documents.

(s)                                   The Issuer shall not assign or pledge, so long as the assignments hereunder and under the Local Law Security Agreements shall remain in effect and have not been terminated pursuant to Section 11.1 or any such Local Law Security Agreement, any of its right, title or interest in the Collateral assigned hereunder or under the Local Law Security Agreements to anyone other than the Trustee. For the avoidance of doubt, the sale or other disposition of the Capital Securities of the Issuer by the Equityholder (or any interest therein) in compliance with the Share Pledge Agreement or any issuance of Capital Securities by the Issuer (subject to the provisions of Section 5.2(f)) shall not be considered a violation of this Section 5.2(s).

(t)                                    The Issuer agrees that, at any time and from time to time, at the Issuer’s expense, the Issuer will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents, and take all further action, that may be necessary in the reasonable discretion of the Trustee, in order to perfect the security interest in the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral, or as may be reasonably requested in writing by the Trustee (acting at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes), under the terms and governing laws of the Indenture and the Local Law Security Agreements, as the case may be, and to carry out the provisions of this Indenture and the Local Law Security Agreements or to enable the Trustee to exercise and enforce its rights and remedies hereunder and under the Local Law Security Agreements with respect to any Collateral, Issuer Pledged Equity or Issuer Pledged Collateral, provided that the Issuer shall not be required to deliver or grant any pledge or security interest in or over any additional or other property that is not reasonably related to the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral. The Issuer also agrees that, at any time and from time to time, at the Issuer’s expense, the Issuer will file (or cause to be filed) such UCC continuation statements and such other instruments or notices as may be necessary, or that the Trustee may reasonably request, including UCC financing statements or amendments thereto, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Trustee hereby and by the Local Law Security Agreements. With respect to the foregoing and the grant of the security interests hereunder and under the Local Law Security Agreements, the Issuer hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral in any jurisdiction where such filing is necessary or in the Trustee’s discretion desirable and is authorized under Applicable Law.

(u)                                 The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency of the Trustee, Registrar and Paying Agent where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer, exchange or purchase and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. Each of the Corporate Trust Office and each office or agency of the Trustee in the Borough of Manhattan, The City of New York shall initially be one such office or agency for all of the aforesaid purposes. The Issuer shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.5. The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes.

(v)                                 The Issuer shall use commercially reasonable efforts to file any form (or comply with any other administrative formalities) required for an exemption from or a reduction of any withholding tax for which it is eligible. The Issuer shall maintain its status as an entity that is not classified as a corporation or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Issuer shall maintain its status as an entity that is disregarded as separate from the Equityholder for U.S. federal income tax purposes and, to the extent permitted by Applicable Law, state and local tax purposes. The Issuer shall not file any tax return or report under any name other than its exact legal name. Neither the Issuer nor the Trustee shall treat any Noteholder or Beneficial Holder as a “partner” of the Issuer for U.S. federal income tax purposes with respect to the ownership of the Notes. The Issuer and the Trustee shall treat all interest paid or otherwise accruing on the Notes as interest for U.S. federal income tax purposes. The Issuer and the Trustee shall treat the Notes as indebtedness for U.S. federal income tax purposes. The Issuer will prepare and file all tax returns of the Issuer, if any are required under Applicable Law, consistent with the covenants set forth in this Section 5.2(v) and will not take any inconsistent position in any communication or agreement with any taxing authority unless required by a final determination under the laws of the Issuer’s jurisdiction. Except as provided in Section 12.15(c), the Issuer shall not enter into or incur any express or implied obligation to indemnify any other Person with respect to Taxes. The Issuer shall file (or cause to be filed) all tax returns and reports required by Applicable Law to be filed by it and pay all Taxes required to be paid by it.

(w)                               The Issuer shall provide to each Noteholder and Beneficial Holder any information that such Noteholder or Beneficial Holder reasonably requests in order for such Noteholder or Beneficial Holder to (i) comply with its federal state, or local tax return filing and information reporting obligations, (ii) file a protective statement preserving such holder’s ability to make a “protective” or retroactive “qualified electing fund” (“QEF”) election with respect to the Issuer (such information to be provided at such Noteholder’s or Beneficial Holder’s expense), or (iii) comply with filing requirements that arise as a result of the Issuer being classified as a “controlled foreign corporation” for U.S. federal income tax purposes (such information to be provided at such Noteholder’s or Beneficial Holder’s expense).

(x)                                 Notwithstanding any provision herein to the contrary, the Issuer (or an agent acting on its behalf) shall take any and all actions that may be necessary or appropriate to ensure that the Issuer satisfies any and all withholding reporting and tax payment obligations under applicable law. Without limiting the generality of the foregoing, (i) the Issuer may withhold any amount that it or any advisor retained by the Issuer or the Trustee on its behalf reasonably determines is required to be withheld from any amounts otherwise distributable to any Person, and (ii) if reasonably able to do so, the Issuer shall deliver or cause to be delivered an United States Internal Revenue Service Form W-8BEN-E or W-8IMY (with attachments) or successor applicable form and other properly completed and executed documentation, as it determines is necessary to permit the Issuer to receive payments without withholding or deduction or at a reduced rate of withholding or deduction. Upon written request, the Trustee and the Registrar shall provide to the Issuer or any agent thereof any information specified by such parties regarding the Noteholders, Beneficial Holders and payments on the Notes that is in the possession of and reasonably available to the Trustee or the Registrar, as the case may be, and may reasonably be necessary for the Issuer to comply with FATCA, subject in all cases to confidentiality provisions.

(y)                                 Upon the Trustee’s receipt of a request of a Noteholder or Beneficial Holder, delivered in accordance with the notice procedures of Section 12.5, for the information described in United States Treasury Regulations Section 1.1275-3(b)(1)(i) that is applicable to such Noteholder or Beneficial Holder, the Issuer shall provide or cause to be provided promptly to the Trustee, and the Trustee shall promptly deliver to such requesting Noteholder or Beneficial Holder, all of such information.

(z)                                  The Issuer shall comply with all Applicable Laws with respect to the Deal Documents, the License Agreement, the Issuer Purchased Assets, the other Collateral, the Issuer Pledged Equity, the Issuer Pledged Collateral and all ancillary agreements related thereto, the violation of which would be a Material Adverse Change.

(aa)                          The Issuer shall (i) preserve and maintain its existence, (ii) preserve and maintain its rights, franchises, permits, licenses, approvals and privileges and (iii) qualify and remain qualified in good standing in each jurisdiction, in each case where the failure to preserve and maintain such existence, rights, franchises, permits, licenses, approvals, privileges and qualifications would be a Material Adverse Change, except to the extent that a Voluntary Issuer Bankruptcy or an Involuntary Issuer Bankruptcy is required by applicable law and, in either case, the Issuer has consulted with the Trustee, who shall have the right, in its sole discretion (but shall not be obligated to do so, and subject to the direction or consent of the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes) to cancel debts or waive payments which could result in a Voluntary Issuer Bankruptcy or an Involuntary Issuer Bankruptcy, as applicable, no longer being required by law. The Issuer shall appoint and employ such agents or attorneys in each jurisdiction where it shall be necessary to take any action under this Indenture or any Local Law Security Agreement. The Issuer shall not dissolve or liquidate (whether or not in connection with a Voluntary Issuer Bankruptcy or Involuntary Issuer

Bankruptcy), in whole or in part unless required by applicable law (and only after prior consultation with the Trustee).

(bb)                          If any Person makes any payment in respect of the Issuer Purchased Assets or the other Collateral (i) to an account of the Issuer other than the Collection Account or any other Transaction Account, then the Issuer promptly, and in any event no later than two Business Days following the receipt and identification by the Issuer of such payment, shall remit such payment to the Collection Account (or, in the case of any Milestone Payment or Licensee Termination Payment, the Milestone Payments Reserve Account and the Redemption Account, respectively) in the exact form received with all necessary endorsements, or (ii) other than in the case of any Milestone Payment or Licensee Termination Payment in the applicable Transaction Account, to a Transaction Account other than the Collection Account, the Issuer (or the Servicer on its behalf pursuant to the Servicing Agreement) shall promptly, and in any event no later than two Business Days following the receipt and identification by the Issuer or the Servicer of such payment, notify the Trustee of the amount and the related Transaction Account and the Trustee shall transfer such payment from such Transaction Account to the Collection Account.

(cc)                            During any period in which the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer shall make available to any Noteholder or Beneficial Holder in connection with any sale of any or all of its Notes and any prospective purchaser of such Notes from such Noteholder or Beneficial Holder the information required by Rule 144A(d)(4) under the Securities Act.

(dd)                          The Issuer shall not, and shall not permit any of its Affiliates to, directly or indirectly, pay or cause to be paid any consideration of any type or form (whether in cash, property, by way of interest or fee or otherwise) to or for the benefit of any Noteholder or Beneficial Holder of any particular class for or as an inducement to any forbearance, consent, waiver or amendment of any of the terms or provisions hereof relating to the Notes of such class or of the Notes of such class, or any agreement in respect thereof, unless such consideration is, on the same terms and conditions, offered to all Noteholders of such class and Beneficial Holders and paid to all Noteholders of such class and Beneficial Holders that agree to such forbearance, consent, waiver or amendment, or agreement in respect thereof.

(ee)                            The Issuer shall provide written notice to the Trustee of any cash capital contributions received by the Issuer from the Equityholder and, if received by the Issuer in any bank account other than the Capital Account (or, solely with respect to the Equityholder’s contribution of any Licensee Termination Payment, the Collection Account (which any such Licensee Termination Payment will then be transferred to the Redemption Account in accordance with this Indenture)), will immediately instruct the party in control of such bank account to forward the amount of any such cash contribution to the Trustee for deposit in the Capital Account (or the Collection Account, in the case of the Equityholder’s contribution of any Licensee Termination Payment to an account other than the Collection Account (which after such transfer to the Collection Account, will then be transferred to the Redemption Account in accordance with this Indenture)). For the avoidance of doubt, the foregoing shall not prohibit the Equityholder from making any non-cash capital contribution to the Issuer, whether as a contribution in kind or by conversion of debts.

(ff)          In the event that the License Agreement terminates, the Issuer shall require the Seller, pursuant to the Issuer Purchase Agreement, to use its reasonable efforts to identify and negotiate a New Arrangement that is commercially reasonable with respect to the Issuer, the Issuer’s rights under the Issuer Purchase Agreement and the License Agreement and the rights of the Trustee and the Noteholders under the Deal Documents, and shall require the Seller to enter into such New Arrangement.

Section 5.3            Reports and Other Deliverables by the Issuer.

(a)           The Issuer shall furnish to the Trustee, within 120 days after the end of each fiscal year commencing with the fiscal year ending December 31, 2014, a certificate from a Responsible Officer of the Issuer as to his or her knowledge of the Issuer’s compliance with all of its obligations under this Indenture (it being understood that, for purposes of this Section 5.3, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture but shall reflect any Interest Amount paid on the Original Class A Notes and any PIK Notes (other than on the Final Legal Maturity Date) by the Payment Date immediately following the Payment Date on which such Interest Amount was first payable as contemplated by the proviso to Section 5.2(k) as have been timely paid).

(b)           The Issuer shall deliver written notice to the Trustee of the occurrence of any Default or Event of Default under this Indenture promptly and in any event within five Business Days of a Responsible Officer of the Issuer (including the General Partner) becoming aware of such Default or Event of Default, which shall be labeled “Notice of Default” or “Notice of Event of Default”. The Trustee shall forward a copy of such written notices to the Controlling Noteholder promptly upon receipt.

(c)           The Issuer shall promptly (and in any event within five Business Days of receipt thereof) provide to the Trustee and the Servicer copies of written materials that the Issuer receives pursuant to the Issuer Purchase Agreement, the Master Contribution Agreement or otherwise in respect of the License Agreement. The Trustee shall forward a copy of such written materials to the Controlling Noteholder promptly upon receipt.

(d)           Within 120 days after the beginning of each fiscal year commencing with the fiscal year beginning January 1, 2015, the Issuer shall furnish to the Trustee an opinion of its legal counsel, which opinion shall state either that (i) in the opinion of such counsel, all action has been taken with respect to any filing, re-filing, recording or re-recording with respect to the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral as is necessary to maintain the security interest in the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral in favor of the Trustee for the benefit of the Noteholders, or (ii) in the opinion of such counsel, no such action is necessary to maintain such security interest.

ARTICLE VI
THE TRUSTEE

Section 6.1            Acceptance of Trusts and Duties. Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; provided, that, to the extent those duties are qualified, limited or otherwise affected by the provisions of any other Deal Document, the Trustee shall be required to perform those duties only as so qualified, limited or otherwise affected. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture) and as set forth herein, subject to the Trustee acting solely upon the Direction of the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes in accordance with Section 4.3 and Section 4.12 when exercising rights and remedies following an Event of Default. The Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture) and agrees to receive and disburse all moneys received by it in accordance with the terms hereof. The Trustee in its individual capacity shall not be answerable or accountable under any circumstances except for its own willful misconduct or negligence or breach of any of its representations or warranties set forth herein made expressly in its individual capacity, and the Trustee shall not be liable for any action or inaction of the Issuer or any other parties to any of the Deal Documents. Any amounts received by or due to the Trustee under this Indenture, including the fees, out-of-pocket expenses and indemnities of the Trustee, shall be Expenses of the Issuer. The Trustee shall not be liable to any person for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage.

The Issuer does hereby constitute and appoint the Trustee the true and lawful attorney of the Issuer, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Issuer or otherwise), to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of any Deal Document and all other property that now or hereafter constitutes part of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings that the Trustee may deem to be necessary or advisable in the premises; provided, that the Trustee shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Default hereunder in accordance with Section 4.3.

Section 6.2            Copies of Documents and Other Notices.

(a)           The Trustee, upon written request, shall furnish to each requesting Noteholder or Beneficial Holder that has executed and delivered to the Registrar a Confidentiality Agreement and the Servicer, promptly upon receipt thereof, duplicates or copies of all reports, Notices, requests, demands, certificates, financial statements and other instruments furnished to the Trustee under or in connection with this Indenture. The Trustee acknowledges that the Controlling Noteholder has made such request.

(b)           The Trustee shall furnish to Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement and the Servicer promptly after receipt thereof any reports or notices received from any of the Issuer, the Equityholder, the

Seller or the Licensee. The Trustee may conclusively rely on the validity of any Confidentiality Agreement delivered to it, and may assume that each Beneficial Holder that has delivered a Confidentiality Agreement continues to beneficially own the Notes and is entitled to receive the information requested in accordance with this Section 6.2 absent receipt by the Trustee of written notice to the contrary.

Section 6.3            Representations and Warranties. The Trustee does not make and shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Notes or any other document or instrument or as to the correctness of any statement contained in any thereof, except that the Trustee in its individual capacity hereby represents and warrants as follows:

(a)           The Trustee is a duly authorized national banking association and is validly existing and in good standing under the laws of the United States of America.

(b)           The Trustee has all requisite right, power and authority to execute and deliver this Indenture and its related documents and to perform all of its duties as Trustee hereunder and thereunder (provided that the Trustee’s exercise of its rights as trustee under the Note Representative Agreement is subject to completion of registration as representative under Denmark law following the Closing Date).

(c)           The execution and delivery by the Trustee of this Indenture and the other Deal Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings, and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Deal Documents to which it is a party.

(d)           The execution, delivery and performance by the Trustee of this Indenture and the other Deal Documents to which it is a party (i) to the best of the Trustee’s knowledge and without independent inquiry or investigation into the facts thereto, do not violate any provision of any Applicable Law and (ii) do not violate any provision of its articles of association or by-laws.

(e)           The execution, delivery and performance by the Trustee of this Indenture and the other Deal Documents to which it is a party, to the best of the Trustee’s knowledge and without independent inquiry or investigation into the facts thereto, do not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any action in respect of, any Governmental Authority (provided that the Trustee’s exercise of its rights as trustee under the Note Representative Agreement is subject to completion of registration as representative under Denmark law following the Closing Date).

(f)            The Trustee has duly executed and delivered this Indenture and each other Deal Document to which it is a party, and each of this Indenture and each such other Deal Document constitutes the legal, valid and binding obligation of the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar Applicable Laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(g)           The Trustee meets the requirements of Section 6.9 and is an Eligible Institution.

Section 6.4            Reliance; Agents; Advice of Counsel. The Trustee shall incur no liability to anyone acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may accept a copy of a resolution of the governing body of any party to any Deal Document (including the Issuer), certified in an accompanying Officer’s Certificate as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. To the extent not otherwise specifically provided herein, the Trustee shall assume, and shall be fully protected in assuming, that the Issuer is authorized by its constitutional documents to enter into this Indenture and to take all action permitted to be taken by it pursuant to the provisions hereof and shall not be required to inquire into the authorization of the Issuer with respect thereto. To the extent not otherwise specifically provided herein, the Trustee shall furnish to the Issuer or the Servicer upon written request such information and copies of such documents as the Trustee may have and as are necessary for the Issuer or any such Servicer to perform its duties under Article II and Article III or otherwise.

The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the Direction of the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes in accordance with Section 4.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust, right or power conferred upon the Trustee, under any Deal Document.

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder or under any other Deal Document either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

The Trustee may consult with counsel as to any matter relating to this Indenture or any other Deal Document and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any other Deal Document, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or Direction of any of the Noteholders, pursuant to the provisions of this Indenture or any other Deal Document, unless such Noteholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any other Deal Document, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture or any other Deal Document shall in any event require the Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Servicer under this Indenture or any of the other Deal Documents.

The Trustee shall not be liable for any Losses or Taxes (except for Taxes relating to any compensation, fees or commissions of any entity acting in its capacity as Trustee hereunder) or in connection with the selection of the Eligible Investment or for any investment losses resulting from the Eligible Investment.

When the Trustee incurs expenses or renders services in connection with an Acceleration Default, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any Applicable Law relating to bankruptcy matters or Applicable Law relating to creditors’ rights generally.

The Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Trustee obtains actual knowledge of such event or has received written notice of such event at its Corporate Trust Office from the Issuer, the Servicer or Noteholders holding not less than 10% of the Outstanding Principal Balance of the Notes, which shall be labeled “Notice of Event of Default”.

The Trustee shall have no duty to monitor the performance of the Issuer, the Servicer or any other party to the Deal Documents, or to confirm the accuracy of any information or calculation required to be provided by such parties to the Trustee under the Deal Documents. Nor shall it have any liability in connection with the malfeasance or nonfeasance by any other parties to the Deal Documents.

Whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder or under any other Deal Document, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by a Responsible Officer of the Issuer and delivered to the Trustee, and such certificate, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture or any other Deal Document upon the faith thereof.

Except as provided expressly hereunder, the Trustee shall have no obligation to invest and reinvest any cash held in the Transaction Accounts in the absence of timely and specific written investment direction by or on behalf of the Issuer. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

When the Trustee incurs expenses after the occurrence of a Default specified in Section 4.1 with respect to the Issuer, if the surviving entity has failed to honor such obligation, the expenses are intended to constitute expenses of administration under any Applicable Law relating to insolvency matters or under the Bankruptcy Code.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 6.5            Not Acting in Individual Capacity. The Trustee acts hereunder solely as trustee unless otherwise expressly provided, and all Persons, other than the Noteholders to the extent expressly provided in this Indenture, having any claim against the Trustee by reason of the transactions contemplated hereby shall look, subject to the lien and priorities of payment as provided herein or in any other Deal Document, only to the property of the Issuer for payment or satisfaction thereof.

Section 6.6            Compensation of Trustee. The Trustee agrees that it shall have no right against the Noteholders or, except as provided in Section 3.6(a), the property of the Issuer, for any fee as compensation for its services hereunder. The Issuer shall pay to the Trustee from time to time such compensation as is agreed in writing between the two parties. The priority of such compensation shall be subject to Section 3.6(a).

Section 6.7            Notice of Defaults. As promptly as practicable after, and in any event within 30 days after, the occurrence of any Default hereunder, the Trustee shall transmit by mail to the Issuer, the Servicer and the Noteholders of the related class, in accordance with Section 313(c) of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), notice of such Default hereunder actually known to a Responsible Officer of the Trustee, unless such Default shall have been cured or waived; provided, however, that, the Trustee shall not be deemed to have any fiduciary duty to the Issuer or the Servicer by reason of this Section 6.7; provided, further, however, except in the case of a Default on the payment of the interest, principal or Premium, if any, on any Note, the Trustee shall be fully protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders of the related class.

Section 6.8            May Hold Notes. The Trustee, any Paying Agent, the Registrar or any of their Affiliates or any other agent in their respective individual or any other capacity may become the owner or pledgee of the Notes and, subject to Sections 310(b) and 311 of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), may otherwise deal with the Issuer with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent.

Section 6.9            Corporate Trustee Required; Eligibility. There shall at all times be a Trustee that shall (a) be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), (b) meet the requirements of Rule 3a-7(a)(4)(i) under the Investment Company Act and (c) meet the Eligibility Requirements. If such corporation publishes reports of conditions at least annually, pursuant to Applicable Law or to the requirements of any federal, state, foreign, territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9 to act as Trustee, the Trustee shall resign immediately as Trustee in the manner and with the effect specified in Section 7.1.

Section 6.10          Reports by the Trustee. Within 60 days after May 15 of each year commencing with the first full calendar year following the issuance of any class of Notes, the Trustee shall, if required by Section 313(a) of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), transmit to the Noteholders of each class, as provided in Section 313(c) of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), a brief report describing, among other things, any changes in eligibility and qualifications of the Trustee and any Subordinated Note Issuance.

Section 6.11          Local Law Security Agreements and Other Deal Documents. On the Closing Date, by their purchase of the Notes, each Noteholder authorizes and directs the Trustee to enter into (i) the Share Pledge Agreement with the Equityholder, (ii) the Assignment and Charge Agreement with the Issuer and (iii) the Assignment for Security Purposes with the Issuer, and shall hold all the collateral pledged or assigned thereunder as part of the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral for purposes of this Indenture. The provisions of this Article VI and Article IV shall apply to the Trustee’s exercise of rights and remedies under the Local Law Security Agreements, mutatis mutandis. In addition, the Trustee shall enter into such other Deal Documents on the Closing Date to which it is party or execute acknowledgements thereunder in such Deal Documents under which the Trustee has third party beneficiary rights. Further, to the extent the consent of the Trustee is required under the Issuer Organizational Documents for any purpose, the Trustee shall provide or withhold such consent in accordance with the direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes.

Section 6.12          Collateral.

(a)           The Trustee shall hold such of the Collateral and the Issuer Pledged Collateral as consists of instruments, deposit accounts, securities accounts, negotiable documents, money, goods, letters of credit and advices of credit in the State of New York. The Trustee shall hold such of the Collateral and the Issuer Pledged Collateral as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee (which agreement shall be governed by the laws of the State of New York) that (a) such investment property shall at all times be credited to a securities account of the Trustee, (b) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account (including cash) shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other Person, (e) such securities intermediary will not agree with any Person other than the Trustee to comply with entitlement orders originated by such other Person and (f) such securities account and the property credited thereto (including cash) shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Trustee). Except as permitted by this Section 6.12 or as otherwise permitted by any Deal Document, the Trustee shall not hold any part of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral through an agent or a nominee.

(b)           The Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral or for the validity, perfection, priority or enforceability of the liens in any of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral, for the validity or sufficiency of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral, for the validity of the title of the Issuer or the Equityholder to the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral, for insuring the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral, or for the payment of taxes, charges, assessments or liens upon the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral. Notwithstanding anything to the contrary in this Indenture or the other Deal Documents, the Trustee shall have no responsibility for recording, filing, re-recording or re-filing any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times or to otherwise take any action to perfect or maintain the perfection of any security interest granted to it under the Deal Documents.

Section 6.13          Preservation and Disclosure of Noteholder Lists. The Registrar shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Noteholders received by it. At any time when a Default or an Event of Default has occurred and is continuing, in case either (a) three or more Noteholders that have executed and delivered to the Registrar a Confidentiality Agreement or (b) one or more Noteholders holding at least 25% of the Outstanding Principal Balance of the Senior Class of Notes that have executed and delivered to the Registrar a Confidentiality Agreement (in each case, “Applicants”) apply in writing to the Registrar and furnish to the Registrar reasonable proof that each such Applicant has owned a Note for a period of at least three months preceding the date of such application, and such application states that the Applicants desire to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes and such application is accompanied by a copy of the form of proxy or other communication that such Applicants propose to transmit, then the Registrar shall, within five Business Days after the receipt of such application, inform such Applicants as to the approximate number of Noteholders whose names and addresses appear in such information and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application. The Registrar shall, upon the written request of such Applicants, mail to each Noteholder whose name and address appears in such information a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Registrar of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing. Each and every Noteholder, by receiving and holding the same, agrees with the Issuer and the Registrar that neither the Registrar nor any agent of the Issuer or the Registrar shall be held accountable by reason of mailing any material pursuant to a request made under this Section 6.13.

Section 6.14          Audit Rights.

(a)           At the Direction of Noteholders holding at least 25% of the Outstanding Principal Balance of the Senior Class of Notes, the Senior Trustee shall instruct the Servicer on behalf of the Issuer to direct the Seller to exercise the Seller’s rights pursuant to the License Agreement to cause a financial audit of the books and records of Licensee, its Affiliates and its sublicensees conducted by a certified public accountant or other Person as permitted by the License Agreement (which audit may only be made at the times and in the manner provided by and otherwise in conformity with the requirements of, and subject to exercise of, the audit rights of the Seller provided for by the License Agreement), and the Issuer shall promptly provide to the Trustee for distribution to Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement within five Business Days after receipt thereof any written report that the Issuer receives with respect to such inspection or audit (insofar as it affects or relates to the Payments (or any rights relating thereto), the Product, or, until all Group 2 Milestone Payments are paid to the Collection Account, the Group 2 Milestone Payments or the triggering events relating thereto), which written report shall be treated confidentially pursuant to the terms of the Confidentiality Agreement; provided, however, that nothing in this Section 6.14(a) shall prohibit or restrict the Issuer’s ability to unilaterally exercise its rights to require such audit pursuant to the Issuer Purchase Agreement in the absence of any such Direction of the Noteholders. In the event the Seller or the Issuer exercises its rights to require an audit pursuant to the License Agreement or the Issuer Purchase Agreement, respectively, the Issuer shall promptly provide to the Trustee for distribution to Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement within five Business Days after receipt thereof any written report that the Issuer receives with respect to such inspection or audit (insofar as it affects or relates to the Payments (or any rights relating thereto), the Product, or, until all Group 2 Milestone Payments are paid to the Collection Account, the Group 2 Milestone Payments or the triggering events relating thereto).

(b)           At the Direction of Noteholders holding at least 25% of the Outstanding Principal Balance of the Senior Class of Notes, the Issuer shall, upon not less than ten Business Days’ prior written notice to the Issuer, permit an independent public accounting firm of nationally recognized standing selected by such Noteholders to make such inspection and audit of the books and records of the Issuer as may reasonably be necessary to determine the correctness of any Distribution Report, including the calculations made by the Calculation Agent in respect of any Calculation Date, as set forth in Section 3.4, and the payments made pursuant to

Section 3.6 with respect thereto. Such inspection and audit (x) may not be conducted more than once during any calendar year (absent an Event of Default), (y) shall be conducted by such accounting firm during normal business hours at such place or places where such books and records are held and (z) may not be conducted more than once in respect of any given Calculation Date. Subject to this Section 6.14(b), the Issuer shall make available to such accounting firm such books and records of the Issuer reasonably pertinent to such inspection and audit and shall reasonably cooperate with such accounting firm in connection therewith. Such accounting firm shall prepare a report disclosing its conclusions with respect to the accuracy or inaccuracy of the amounts inspected and audited and shall furnish such report to the Trustee for distribution to Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement. In the event of any inaccuracy reported by such accounting firm, the Issuer shall cause the amounts to be paid to the Collection Account for distribution on the succeeding Payment Date pursuant to Section 3.6(a) to be adjusted in accordance with Section 3.6(e) so as to correct such inaccuracy.

Section 6.15          Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with Applicable Laws in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Trustee is required to obtain, verify and record certain information relating to Persons that maintain a business relationship with the Trustee. Accordingly, the Issuer agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available for the Issuer in order to enable the Trustee to comply with such Applicable Laws.

Section 6.16          Jurisdiction of Trustee. Each of the Issuer and the Trustee agrees that the State of New York shall be the Trustee’s jurisdiction for purposes of Sections 8-110, 9-304 and 9-305 of the UCC.

Section 6.17          Notice of Event of Default to the Equityholder. If an Event of Default of which the Trustee has been provided written notice or has actual knowledge shall have occurred and be continuing, the Trustee shall deliver written notice to the Equityholder, in accordance with the notice information provided in the Share Pledge Agreement to which the Equityholder is party, of the occurrence and continuance of such Event of Default promptly and in any event within five Business Days of a Responsible Officer of the Trustee so becoming aware of such Event of Default; provided, that the Trustee shall not be deemed to have any fiduciary duty to the Equityholder by reason of this Section 6.17, and the Trustee shall not be liable to the Equityholder for any failure to comply with this Section 6.17.

ARTICLE VII

SUCCESSOR TRUSTEES, REGISTRARS, PAYING AGENTS AND CALCULATION

AGENTS

Section 7.1            Resignation and Removal of Trustee, Registrar, Paying Agent or Calculation Agent. Any of the Trustee, the Registrar, the Paying Agent and the Calculation Agent may resign as to all or any of the classes of Notes at any time without cause by giving at least 30 days’ prior written notice to the Issuer, the Servicer and the Noteholders. Noteholders

holding a majority of the Outstanding Principal Balance of any class of Notes may at any time remove one or more of the Trustee, the Registrar, the Paying Agent and the Calculation Agent as to such class without cause, with the consent of the Issuer (such consent not to be unreasonably withheld) if no Event of Default shall have occurred and be continuing, by an instrument in writing delivered to the Issuer, the Servicer and the Trustee, Registrar, Paying Agent or Calculation Agent being removed. In addition, the Issuer may remove the Trustee, the Registrar, the Paying Agent or the Calculation Agent as to any class of Notes if (a) such Trustee, Registrar, Paying Agent or Calculation Agent fails to comply with Section 310 of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture) after written request therefor by the Issuer or the Noteholders of the related class who have been bona fide Noteholders for at least six months, (b) such Trustee, Registrar, Paying Agent or Calculation Agent fails to comply with Section 7.2(d) or any other provision hereof, (c) such Trustee, Registrar, Paying Agent or Calculation Agent is adjudged bankrupt or insolvent, (d) a receiver or public officer takes charge of such Trustee, Registrar, Paying Agent or Calculation Agent or its property or (e) such Trustee, Registrar, Paying Agent or Calculation Agent becomes incapable of acting. References to the Trustee, Registrar, Paying Agent and Calculation Agent in this Indenture include any successor Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, as to all or any of the classes of Notes appointed in accordance with this Article VII. Any resignation or removal of the Trustee, Registrar, Paying Agent or Calculation Agent pursuant to this Section 7.1 shall not be effective until a successor Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, shall have been duly appointed and vested as Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, pursuant to Section 7.2.

Section 7.2                                    Appointment of Successor.

(a)                                 In the case of the resignation or removal of the Trustee, Registrar, Paying Agent or Calculation Agent as to any class of Notes under Section 7.1, the Issuer shall promptly appoint a successor Trustee, Registrar, Paying Agent or Calculation Agent as to such class. Every successor Trustee, Registrar, Paying Agent or Calculation Agent (i) shall be a national or state bank or trust company that is authorized by Applicable Law to perform all the duties imposed upon it by this Indenture and to exercise corporate trust powers and (ii) shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000 as set forth in its (or its related bank holding company’s) most recent published annual report of condition. If a successor Trustee, Registrar, Paying Agent or Calculation Agent as to any class of Notes shall not have been appointed and accepted its appointment hereunder within 60 days after the Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, gives notice of resignation as to such class, the retiring Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, the Issuer, the Servicer or a majority of the Outstanding Principal Balance of such class of Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee, Registrar, Paying Agent or Calculation Agent as to such class.

(b)                                 Any successor Trustee, Registrar, Paying Agent or Calculation Agent as to any class of Notes, however appointed, shall execute and deliver to the Issuer, the Servicer and the predecessor Trustee, Registrar, Paying Agent or Calculation Agent as to such class an instrument accepting such appointment, and thereupon such successor Trustee, Registrar, Paying Agent or Calculation Agent, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee, Registrar, Paying Agent or Calculation Agent hereunder in the trusts hereunder applicable to it with like effect as if originally named the Trustee, Registrar, Paying Agent or Calculation Agent as to such class herein; provided, that, upon the written request of such successor Trustee, Registrar, Paying Agent or Calculation Agent, such predecessor Trustee, Registrar, Paying Agent or Calculation Agent shall, upon payment of all amounts due and owing to it, execute and deliver an instrument transferring to such successor Trustee, Registrar, Paying Agent or Calculation Agent, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Trustee, Registrar, Paying Agent or Calculation Agent, and such predecessor Trustee, Registrar, Paying Agent or Calculation Agent shall duly assign, transfer, deliver and pay over to such successor Trustee, Registrar, Paying Agent or Calculation Agent all moneys or other property then held by such predecessor Trustee, Registrar, Paying Agent or Calculation Agent hereunder solely for the benefit of such class of Notes.

(c)                                  If a successor Trustee, Registrar, Paying Agent or Calculation Agent is appointed with respect to one or more (but not all) classes of the Notes, the Issuer, the predecessor Trustee, Registrar, Paying Agent or Calculation Agent and each successor Trustee, Registrar, Paying Agent or Calculation Agent with respect to each class of Notes shall execute and deliver an indenture supplemental hereto that shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee, Registrar, Paying Agent or Calculation Agent with respect to the classes of Notes as to which the predecessor Trustee, Registrar, Paying Agent or Calculation Agent is not retiring shall continue to be vested in the predecessor Trustee, Registrar, Paying Agent or Calculation Agent, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Notes hereunder by more than one Trustee, Registrar, Paying Agent or Calculation Agent.

(d)                                 Each Trustee, Registrar, Paying Agent or Calculation Agent shall be an Eligible Institution and shall meet the Eligibility Requirements and the requirements of Section 6.9, if there be such an institution willing, able and legally qualified to perform the duties of a Trustee, Registrar, Paying Agent or Calculation Agent hereunder.

(e)                                  Any Person into which the Trustee, Registrar, Paying Agent or Calculation Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee, Registrar, Paying Agent or Calculation Agent shall be a party, or any Person to which all or substantially all of the corporate trust business of the Trustee, Registrar, Paying Agent or Calculation Agent (including the administration of the trust created by this Indenture) may be transferred, shall, subject to the terms of Section 7.2(c) and Section 7.2(d), be the Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, under this Indenture without the execution or filing of any paper with any party hereto or any further act on the part of any party hereto, except where an instrument of transfer or assignment is required by Applicable Law to effect such succession, anything herein to the contrary notwithstanding.

ARTICLE VIII

INDEMNITY

Section 8.1                                    Indemnity.  The Issuer shall indemnify and defend the Trustee (and its officers, directors, managers, employees and agents) for, and hold it harmless from and against, and reimburse the Trustee for, any loss, liability or expense incurred by it without bad faith, gross negligence or willful misconduct on its part in connection with the acceptance or administration of this Indenture and its performance of its duties under this Indenture and the Notes or any other Deal Document, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties, and hold it harmless against any loss, liability or reasonable expense incurred without bad faith, gross negligence or willful misconduct on its part, arising out of or in connection with actions taken or omitted to be taken in reliance on any Officer’s Certificate furnished hereunder, or the failure to furnish any such Officer’s Certificate required to be furnished hereunder. The Trustee shall notify the Issuer promptly of any claim asserted against the Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder unless, and only to the extent that, the Issuer is actually prejudiced by such omission. The Issuer shall defend any such claim and the Trustee shall cooperate in the defense thereof. The Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of one separate outside counsel for the Trustee. The Issuer need not pay for any settlements made without its consent. The Issuer need not reimburse any expense or provide any indemnity against any loss, liability or expense incurred by the Trustee through gross negligence or willful misconduct.

Section 8.2                                    Noteholders’ Indemnity.  The Trustee shall be entitled, subject to such Trustee’s duty during a Default or Event of Default to act with the standard of care required under this Indenture, to be indemnified to its satisfaction by the Noteholders of any class of Notes before proceeding to exercise any right or power under this Indenture or any other Deal Document at the request or Direction of such Noteholders.

Section 8.3                                    Survival. The provisions of Section 8.1 and Section 8.2 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

ARTICLE IX

MODIFICATION

Section 9.1                                    Modification with Consent of Noteholders.  Subject to Section 3.6(c), with the consent of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes (voting or acting as a single class), the Trustee may agree to amend, modify or waive any provision of (or consent to the amendment, modification or waiver of) this Indenture, the Notes, any Local Law Security Agreement or the Servicing Agreement, provided that no such amendment, waiver or modification may prevent the Issuer or the Servicer on its behalf from performing or complying with any statutory or regulatory duties that cannot be waived; provided, however, that if there shall be Notes of more than one class Outstanding and if a proposed amendment, modification, consent or waiver shall directly affect the rights of Noteholders of one or more, but less than all, of such classes, then the consent only of the Noteholders holding a majority of the Outstanding Principal Balance of each affected class of Notes, each voting or acting as a single class, shall be required; provided, further, however, that no such amendment, modification, consent or waiver may, without the consent of Noteholders holding 100% of the Outstanding Principal Balance of the class of Notes affected thereby:

(a)                                 reduce the percentage of any such class of Notes required to take or approve any action hereunder or thereunder;

(b)                                 reduce the amount or change the time of payment of any amount owing or payable with respect to any such class of Notes (including pursuant to any Redemption) or change the rate of interest or change the manner of calculation of interest payable with respect to any such class of Notes;

(c)                                  alter or modify in any adverse respect the provisions of this Indenture or any Local Law Security Agreement with respect to the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral, or the manner of payment or the order of priority in which payments or distributions hereunder will be made as between the Noteholders of such Notes and the Issuer or as among the Noteholders (including pursuant to Section 3.6) (except, with respect to Subordinated Notes or as among classes of Subordinated Notes, alterations or modifications to Section 3.6(a)(v), at the time such Subordinated Notes are established, provided such alterations or modifications do not change the order of priority as between the Class A Notes and the Subordinated Notes); or

(d)                                 consent to any assignment of the Issuer’s rights to a party other than the Trustee for the benefit of the Noteholders;

provided, that the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, by written notice to the Trustee, may waive any Default or Event of Default to the extent provided in Section 4.5.

It shall not be necessary for the consent of the Noteholders under this Section 9.1 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof. Any such modification approved by the required Noteholders of any class of Notes will be binding on the Noteholders of the relevant class of Notes and each party to this Indenture.

After an amendment under this Section 9.1 becomes effective, the Issuer or, at the direction of the Issuer, the Trustee shall mail to the Noteholders a notice briefly describing such amendment. Any failure of the Issuer or the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

After an amendment under this Section 9.1 becomes effective, it shall bind every Noteholder, whether or not notation thereof is made on any Note held by such Noteholder.

Section 9.2                                    Modification Without Consent of Noteholders.  Subject to Section 3.6(c), the Trustee may, without the consent of any Noteholder (but subject to prior notification to the Controlling Noteholder with a description in reasonable detail of such amendment, modification or waiver), agree to amend, modify or waive any provision of (or consent to the amendment, modification or waiver of) this Indenture, the Notes, the Local Law Security Agreements or the Servicing Agreement to:

(a)                                 provide for the issuance of any PIK Notes in accordance with Section 3.6(b);

(b)                                 establish the terms of any Subordinated Notes pursuant to Section 2.16 (including, with respect to Subordinated Notes or as among classes of Subordinated Notes, modifications to Section 3.6(a)(v));

(c)                                  evidence the succession of a successor to the Trustee, Registrar, Paying Agent or Calculation Agent, the removal of the Trustee, Registrar, Paying Agent or Calculation Agent or the appointment of any separate or additional trustee or trustees or co-trustees and to define the rights, powers, duties and obligations conferred upon any such separate trustee or trustees or co-trustees;

(d)                                 correct, confirm or amplify the description of any property at any time subject to the lien of this Indenture or any Local Law Security Agreement or to assign, transfer, convey, mortgage or pledge any property to or with the Trustee;

(e)                                  correct or supplement any defective or inconsistent provision of this Indenture, the Notes, the Local Law Security Agreements or the Servicing Agreement;

(f)                                   grant or confer upon the Trustee for the benefit of the Noteholders any additional rights, remedies, powers, authority or security that may be lawfully granted or conferred and that are not contrary to this Indenture or the Local Law Security Agreements;

(g)                                  add to the covenants or agreements to be observed by the Issuer for the benefit of the Noteholders, to add Events of Default for the benefit of the Noteholders or surrender any right or power conferred upon the Issuer in this Indenture or in any Local Law Security Agreement;

(h)                                 comply with the requirements of the SEC or any other regulatory body or any Applicable Law;

(i)                                     [Reserved.]

(j)                                    effect any indenture supplemental hereto or any other amendment, modification, supplement, waiver or consent with respect to this Indenture, the Notes, the Local Law Security Agreements or the Servicing Agreement; provided, that such indenture supplemental hereto, amendment, modification, supplement, waiver or consent will not adversely affect the interests of the Noteholders in any material respect as confirmed in an Officer’s Certificate of the Issuer.

After an amendment under this Section 9.2 becomes effective, the Issuer or, at the direction of the Issuer, the Trustee shall mail to the Noteholders a notice briefly describing such amendment. Any failure of the Issuer or the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

After an amendment under this Section 9.2 becomes effective, it shall bind every Noteholder, whether or not notation thereof is made on any Note held by such Noteholder.

Section 9.3                                    Subordination; Priority of Payments. The subordination provisions contained in Article X may not be amended or modified without the consent of Noteholders holding 100% of the Outstanding Principal Balance of the class of Notes affected thereby. In no event shall the provisions set forth in Section 3.6 relating to the priority of payment of Expenses be amended or modified.

Section 9.4                                    Execution of Amendments by Trustee. In executing, or accepting the additional trusts created by, any amendment or modification to this Indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

ARTICLE X

SUBORDINATION

Section 10.1                             Subordination of the Notes.

(a)                                 Each of the Issuer and the Trustee (on behalf of the Noteholders) covenants and agrees, and each Noteholder, by its acceptance of a Note, covenants and agrees, that the Notes of each class will be issued subject to the provisions of this Article X. Each Noteholder, by its acceptance of a Note, further agrees that all amounts payable on any Note will, to the extent provided in Section 3.6 and in the manner set forth in this Article X, be subordinated in right of payment to the prior payment in full of all accrued and unpaid Taxes owed by the Issuer (if any) and all Expenses payable to the Service Providers pursuant to this Indenture and the other Transaction Documents. Each Noteholder of a Subordinated Note, by its acceptance of a Subordinated Note, further agrees that all amounts payable on any Subordinated Note will, to the extent provided in Section 3.6 and in the manner set forth in this Article X, be subordinated in right of payment to the payment in full of the Class A Notes. Any claim to payment so stated to be subordinated is referred to as a “Subordinated Claim”; each claim to payment to which another claim to payment is a Subordinated Claim is referred to as a “Senior Claim” with respect to such Subordinated Claim.

(b)                                 If, prior to the payment in full of all Senior Claims then due and payable, the Trustee or any Noteholder of a Subordinated Claim shall have received any payment or distribution in respect of such Subordinated Claim in excess of the amount to which such Noteholder was then entitled under Section 3.6, then such payment or distribution shall be received and held in trust by such Person and paid over or delivered to the Trustee for application as provided in Section 3.6.

(c)                                  If any Service Provider, the Equityholder, the Trustee or any Noteholder of any Senior Claim receives any payment in respect of any Senior Claim that is subsequently invalidated, declared preferential, set aside and/or required to be repaid to a trustee, receiver or other party, then, to the extent such payment is so invalidated, declared preferential, set aside and/or required to be repaid, such Senior Claim shall be revived and continue in full force and effect and shall be entitled to the benefits of this Article X, all as if such payment had not been received.

(d)                                 The Trustee (on its own behalf and on behalf of the Noteholders) and the Issuer each confirm that the payment priorities specified in Section 3.6 shall apply in all circumstances.

(e)                                  Each Noteholder, by its acceptance of a Note, authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article X, and appoints the Trustee its attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Issuer (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise), any actions tending towards liquidation of the property and assets of the Issuer or the filing of a claim for the unpaid balance of its Notes in the form required in those proceedings.

(f)                                   If payment on the Notes is accelerated as a result of an Event of Default, the Issuer shall promptly notify the holders of the Senior Claims of such acceleration.

(g)                                  After all Senior Claims are paid in full and until the Subordinated Claims are paid in full, and to the extent that such Senior Claims shall have been paid with funds that would, but for the subordination pursuant to this Article X, have been paid to and retained by such holders of Subordinated Claims, the holders of Subordinated Claims shall be subrogated to the rights of holders of Senior Claims to receive payments applicable to Senior Claims. A payment made under this Article X to holders of Senior Claims that otherwise would have been made to the holders of Subordinated Claims is not, as between the Issuer and the holders of Subordinated Claims, a payment by the Issuer.

(h)                                 No right of any holder of any Senior Claim to enforce the subordination of any Subordinated Claim shall be impaired by an act or failure to act by the Issuer or the Trustee or by any failure by either the Issuer or the Trustee to comply with this Indenture.

(i)                                     Each Noteholder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Claim, whether such Senior Claim was created or acquired before or after the issuance of such Noteholder’s claim, to acquire and continue to hold such Senior Claim, and such holder of any Senior Claim shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold such Senior Claim. Each holder of a Subordinated Claim agrees to comply with the provisions of Article IV.

ARTICLE XI

DISCHARGE OF INDENTURE; SURVIVAL

Section 11.1                             Discharge of Indenture; Survival.

(a)                                 When (i) all outstanding Secured Obligations (other than contingent indemnity and expense reimbursement obligations for which no claim has been made) have been satisfied and the Issuer delivers to the Trustee all Outstanding Notes (other than Notes that have been replaced pursuant to Section 2.8) for cancellation or (ii) all Outstanding Notes have become due and payable, whether at maturity or as a result of the mailing of a notice of an Optional Redemption or Noteholder-Required Redemption pursuant to Section 3.8(b) or any other Redemption pursuant to Section 3.8(c), in each case that is subject to Section 3.9(c), and the Issuer irrevocably deposits in the Redemption Account funds sufficient to pay all remaining Expenses accrued and payable through such date and to pay all principal of and interest and Premium (if any) on Outstanding Notes at maturity or upon redemption all Outstanding Notes, including interest and any Premium thereon to maturity or the Redemption Date (other than Notes replaced pursuant to Section 2.8), and if in either case the Issuer pays all other sums payable hereunder by the Issuer, then this Indenture shall, subject to Section 11.1(b), cease to be of further effect and the Security Interests granted to the Trustee hereunder and under the Local Law Security Agreements in the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral shall terminate. The Trustee shall acknowledge satisfaction and discharge of this Indenture and the Local Law Security Agreements, file all UCC termination statements and similar documents prepared by the Issuer and take other actions in order to terminate the Security Interests, on demand of the Issuer accompanied by an Officer’s Certificate and an Opinion of Counsel, at the cost and expense of the Issuer, to the effect that any conditions precedent to a discharge of this Indenture have been met.

(b)                                 Notwithstanding Section 11.1(a), the Issuer’s obligations in Section 3.6(c) and Section 8.1, the Noteholders’ obligations in Section 8.2 and the Trustee’s obligations in Section 12.13 and Section 12.14 shall survive the satisfaction and discharge of this Indenture and the Local Law Security Agreements.

Section 11.2                             Release of Security Interest in Certain Collateral.  Upon distribution or transfer of (a) cash amounts permitted to be distributed or transferred by Article III and (b) net cash proceeds distributed to the Seller or applied to the payment of Transaction Expenses from the Notes issued in accordance with this Indenture, the Security Interests in such cash amounts or such cash proceeds, as the case may be, shall terminate, and such item(s) of Collateral shall be released therefrom, immediately upon such distribution or transfer, without any further action by the Trustee; provided, however, that such release shall not apply to any other Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral. The Trustee shall, at the expense of the Issuer, acknowledge the termination of any such Security Interests and the release of any such item(s) of Collateral therefrom and take other actions in order to evidence and confirm such termination and release, on demand of the Issuer accompanied by an Officer’s Certificate to the effect that any conditions precedent to such termination and release have been met.

ARTICLE XII

MISCELLANEOUS

Section 12.1                             Right of Trustee to Perform. If the Issuer for any reason fails to observe or punctually to perform any of its obligations to the Trustee, whether under this Indenture, under any of the other Deal Documents or otherwise, the Trustee shall have the power (but shall have no obligation), on behalf of or in the name of the Issuer or otherwise, to perform such obligations or cause performance of such obligations and to take any steps that the Trustee may, in its absolute discretion, consider appropriate with a view to remedying, or mitigating the consequences of, such failure by the Issuer, in which case the reasonable expenses of the Trustee, including the reasonable fees and expenses of its counsel, incurred in connection therewith shall be payable by the Issuer under Section 8.1; provided, that no exercise or failure to exercise this power by the Trustee shall in any way prejudice the Trustee’s other rights under this Indenture or any of the other Deal Documents.

Section 12.2                             Waiver. Any waiver by any party of any provision of this Indenture or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Indenture by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect. No failure on the part of the Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Indenture will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Indenture are cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 12.3                             Severability. In the event that any provision of this Indenture or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Indenture shall, to any extent, be invalid or unenforceable under any Applicable Law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable, and the remainder of this Indenture, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Indenture. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Trustee hereunder is unavailable or unenforceable shall not affect in any way the ability of the Trustee to pursue any other remedy available to it.

Section 12.4                             Restrictions on Exercise of Certain Rights. The Trustee and, during the continuance of a payment Default with respect to the Senior Class of Notes, the Senior Trustee, except as otherwise provided in Section 4.4, Section 4.9 and Section 4.11, may sue for recovery or take any other steps for the purpose of recovering any of the obligations hereunder or any other debts or liabilities whatsoever owing to it by the Issuer. Each of the Noteholders shall at all times be deemed to have agreed by virtue of the acceptance of the Notes that only the Trustee and, during the continuance of a payment Default with respect to the Senior Class of Notes, the Senior Trustee, except as provided in Section 4.4, Section 4.9 and Section 4.11, may take any steps for the purpose of procuring the appointment of an administrative receiver, examiner, receiver or similar officer or the making of an administration order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding-up, liquidation, composition, examination or any like proceedings under Applicable Law.

Section 12.5                             Notices. All Notices shall be in writing and shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) upon receipt when sent by an overnight courier, (c) on the date personally delivered to an authorized officer of the party to which sent, (d) on the date transmitted by facsimile with a confirmation of receipt or (e) in the case of reports under Article III and any other report that is of a routine nature, on the date sent by first class mail or overnight courier or transmitted by facsimile, in all cases, with a copy emailed to the recipient at the applicable address, addressed to the recipient as follows:

if to the Issuer, to:

ZP SPV 1 K/S

Smedeland 36

2600 Glostrup

Denmark

Attention: David Solomon and Mats Blom

Telephone: David Solomon: +45 2220 6300

Mats Blom: +45 3153 7973

Email: dhs@zealandpharma.com

mabl@zealandpharma.com

with a copy to:

Plesner

Amerika Plads 37

2100 Copenhagen

Denmark

Attn.: Thomas Holst Laursen and Micha Fritzen

Telephone: Thomas Holst Laursen: +45 2999 3092

Micha Fritzen: +45 3093 7198

Email: thl@plesner.com

mfr@plesner.com

if to the Trustee, the Registrar, the Paying Agent or the Calculation Agent, to:

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (ZP SPV 1 K/S)

Telephone: 617-603-6553

Facsimile: 617-603-6683

A copy of each notice given hereunder to any party hereto shall also be given to each of the other parties hereto. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent Notices shall be sent.

Section 12.6   Assignments.   This Indenture shall be a continuing obligation of the Issuer and shall (a) be binding upon the Issuer and its successors and assigns and (b) inure to the benefit of and be enforceable by the Trustee and by its successors, transferees and assigns and, as and to the extent provided in Section 3.6(c), the Equityholder. The Issuer may not assign any of its obligations under this Indenture or delegate any of its duties hereunder.

Section 12.7   Application to Court.   The Trustee may at any time after the service of an Acceleration Notice apply to any court of competent jurisdiction for an order that the terms of this Indenture or any of the Local Law Security Agreements be carried into execution under the direction of such court and for the appointment of a Receiver of the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral, or any part thereof, and for any other order in relation to the administration of this Indenture as the Trustee shall deem fit, and it may assent to or approve any application to any court of competent jurisdiction made at the instigation of any of the Noteholders and shall be indemnified by the Issuer against all costs, charges and expenses incurred by it in relation to any such application or proceedings.

Section 12.8   GOVERNING LAW.     THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT PREJUDICE, HOWEVER, TO THE APPLICABILITY OF THE RESPECTIVE GOVERNING LAWS OF EACH OF THE LOCAL LAW SECURITY AGREEMENTS TO THE OBLIGATIONS, RIGHTS AND REMEDIES THEREUNDER.

Section 12.9   Jurisdiction.

(a)                                 Each of the parties hereto agrees that the U.S. federal and State of New York courts located in the Borough of Manhattan, The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection that it might now or hereafter have to the U.S. federal or State of New York courts located in the Borough of Manhattan, The City of New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto has irrevocably designated, appointed and empowered the respective Persons named in Exhibit C as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against such party in any United States or state court arising out of or relating to this Indenture or the Notes. If for any reason any such designee, appointee and agent hereunder shall cease to be available to act as such, such party agrees to designate a new designee, appointee and agent in the Borough of Manhattan, The City of New York on the terms and for the purposes of this Section 12.9 satisfactory to such other party. Each party further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding against such party by serving a copy thereof upon the relevant agent for service of process referred to in this Section 12.9 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified mail, postage prepaid, to such party at its address specified in or designated pursuant to this Indenture. Each party agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Issuer or the Trustee and the Noteholders, as the case may be, to serve any such legal process, summons, notices and documents in any other manner permitted by Applicable Law or to obtain jurisdiction over such party or bring suits, actions or proceedings against such party in such other jurisdictions, and in such manner, as may be permitted by Applicable Law.

(b)                                 The submission to the jurisdiction of the courts referred to in Section 12.9(a) shall not (and shall not be construed so as to) limit the right of the Trustee to take proceedings against the Issuer in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

(c)                                  Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Indenture to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment that may be made or given in such action or proceeding.

(d)                                 If, for the purpose of obtaining a judgment or order in any court, it is necessary to convert a sum due hereunder to any Noteholder from Dollars into another currency, the Issuer has agreed, and each Noteholder by holding a Note will be deemed to have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such Noteholder could purchase Dollars with such other currency in the Borough of Manhattan, The City of New York on the Business Day preceding the day on which final judgment is given.

(e)                                  The obligation of the Issuer in respect of any sum payable by it to a Noteholder shall, notwithstanding any judgment or order in a currency other than Dollars (the “Judgment Currency”), be discharged only to the extent that, on the Business Day following receipt by such Noteholder of such security of any sum adjudged to be so due in the Judgment Currency, such Noteholder may in accordance with normal banking procedures purchase Dollars with the Judgment Currency. If the amount of Dollars so purchased is less than the sum originally due to such Noteholder in the Judgment Currency (determined in the manner set forth in Section 12.9(d)), the Issuer agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Noteholder against such loss, and, if the amount of the Dollars so purchased exceeds the sum originally due to such Noteholder, such Noteholder agrees to remit to the Issuer such excess, provided that such Noteholder shall have no obligation to remit any such excess as long as the Issuer shall have failed to pay such Noteholder any obligations due and payable under the Notes of such Noteholder, in which case such excess may be applied to such obligations of the Issuer under such Notes in accordance with the terms thereof. The foregoing indemnity shall constitute a separate and independent obligation of the Issuer and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

(f)                                   EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS INDENTURE, ANY LOCAL LAW SECURITY AGREEMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

Section 12.10  Counterparts.   This Indenture may be executed in one or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed an original.

Section 12.11  Table of Contents and Headings.   The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12.12  Trust Indenture Act.   This Indenture shall not be qualified under the Trust Indenture Act and shall not be subject to the provisions of the Trust Indenture Act.

Section 12.13  Confidential Information.   The Trustee, in its individual capacity and as Trustee, agrees and acknowledges that all information (including Confidential Information) provided to the Trustee by the Equityholder, the Seller or the Issuer may be considered to be proprietary and confidential information of the Licensee. The Trustee agrees to take all reasonable precautions necessary to keep such information confidential, which precautions shall be no less stringent than those that the Trustee employs to protect its own confidential information. The Trustee shall not disclose to any third party other than as set forth herein, and shall not use for any purpose other than the exercise of the Trustee’s rights and the performance of its obligations under this Indenture, any such information without the prior written consent of the disclosing party. The Trustee shall limit access to such information received hereunder to (a) its directors, officers, managers and employees and its legal advisors or (b) to the extent required by Applicable Law, in each case to each of whom disclosure of such information is necessary for the purposes described above, and in each case subject to the terms of that certain undertaking of the Trustee for the benefit of the Placement Agent, the Seller and the Issuer.

Each of the Calculation Agent, the Paying Agent and the Registrar agrees to be bound by this Section 12.13 to the same extent as the Trustee.

Section 12.14  Limited Recourse.   Each of the parties hereto accepts that the enforceability against the Issuer of the obligations of the Issuer hereunder, under the Assignment and Charge Agreement, under the Assignment for Security Purposes, and under the Notes shall be limited to the assets of the Issuer, whether tangible or intangible, real or personal (including the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral) and the proceeds thereof. Once all such assets have been realized upon and such assets (and proceeds thereof) have been applied in accordance with Article III, any outstanding obligations of the Issuer shall be extinguished. For the avoidance of doubt, this Section 12.14 does not affect the obligations of the Servicer under any Account Control Agreement, the Equityholder under the Share Pledge Agreement or Zealand under the Servicing Agreement or the ability of the Trustee or any Noteholder to exercise any rights or remedies it may have under the Share Pledge Agreement, the Servicing Agreement or any Account Control Agreement. Each of the parties hereto further agrees that it shall take no action against any employee, director, officer or administrator of the Issuer, the Equityholder or the Trustee in relation to this Indenture; provided, that nothing herein shall limit the Issuer (or its permitted successors or assigns, including any party hereto that becomes such a successor or assign) from pursuing claims, if any, against any such Person. The provisions of this Section 12.14 shall survive termination of this Indenture; provided, further, that the foregoing shall not in any way limit, impair or otherwise affect any rights of the Trustee or the Noteholders to proceed against any such Person (a) for intentional and willful fraud or intentional and willful misrepresentations on the part of or by such Person or (b) for the receipt of any distributions or payments to which the Issuer or any successor in interest is entitled, other than distributions expressly permitted pursuant to this Indenture and the other Deal Documents.

Section 12.15  Tax and ERISA Matters.

(a)                                 The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for all Tax purposes, the Original Class A Notes and any PIK Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder and Beneficial Holder of Original Class A Notes or any PIK Notes, agree to treat the Original Class A Notes and any PIK Notes as indebtedness for all Tax purposes.

(b)                                 Except as provided in Section 12.15(c), the Issuer shall not be obligated to pay any additional amounts to the Noteholders or Beneficial Holders as a result of any withholding or deduction for, or on account of, any present or future Taxes imposed on payments in respect of the Notes.

(c)                                  In the event that any Danish withholding tax or deduction is imposed or required to be made on payments on the Original Class A Notes or any PIK Notes with respect to any Payment Date, to the extent that the Issuer receives additional amounts from the Seller to pay Noteholders in respect of such withholding tax or deduction, the Issuer shall be obligated to pay to Noteholders or Beneficial Holders of Original Class A Notes or any PIK Notes such additional amounts as will result in the receipt by such Noteholders or Beneficial Holders, after any such Danish withholding or deduction, of such Interest Amounts as would have been received by the Noteholders or Beneficial Holders of Original Class A Notes or any PIK Notes with respect to such Payment Date had no such withholding or deduction in respect of Danish tax been required. In the event that any German withholding tax or deduction is imposed or required to be made on payments on the Issuer Purchased Assets with respect to the preceding Calendar Semester, to the extent that the Issuer receives additional amounts from the Seller to pay Noteholders in respect of such withholding tax or deduction, the Issuer shall be obligated to pay to Noteholders or Beneficial Holders of Original Class A Notes or any PIK Notes such additional amounts as will result in the receipt by such Noteholders or Beneficial Holders, after any such German withholding or deduction, of such Interest Amounts as would have been received by the Noteholders or Beneficial Holders of Original Class A Notes or any PIK Notes with respect to the succeeding Payment Date had no such withholding or deduction in respect of German tax been required.

(d)                            Provided that the Issuer complies with Section 5.2(v), Section 12.15(a), Section 12.15(b) and Section 12.15(c), except as provided in Section 12.15(c), (i) if any withholding Tax is imposed on the Issuer’s payment under the Notes to any Noteholder or Beneficial Holder, such Tax shall reduce the amount otherwise distributable to such Noteholder or Beneficial Holder, as the case may be, (ii) the Trustee is hereby authorized and directed to retain from amounts otherwise distributable to any Noteholder or Beneficial Holder sufficient funds for the payment of any withholding Tax that is legally owed by the Issuer (but such authorization shall not prevent the Trustee from contesting any such withholding Tax in appropriate proceedings and withholding payment of such Tax, if permitted by Applicable Law, pending the outcome of such proceedings) and (iii) the amount of any withholding Tax imposed with respect to any Noteholder or Beneficial Holder shall be treated as cash distributed to such Noteholder or Beneficial Holder, as the case may be, at the time it is withheld by the Trustee and remitted to the appropriate taxing authority. Provided that the Issuer complies with Section 5.2(v), Section 12.15(a), Section 12.15(b) and Section 12.15(c), if there is a possibility that withholding Tax is payable with respect to a payment under the Notes, the Trustee may (but shall have no obligation to) withhold such amounts in accordance with this Section 12.15. Nothing herein shall impose an obligation on the part of the Trustee to determine the amount of any Tax or withholding obligation on the part of the Issuer or in respect of the Notes.

(e)                             Each Person who becomes a Beneficial Holder shall be deemed to have represented, acknowledged and agreed as follows:

(i)                                except as otherwise required by Applicable Law, such Person agrees to treat, and shall treat, the Original Class A Notes and any PIK Notes as indebtedness of the Issuer for U.S. federal income tax purposes and will treat the Issuer, the Original Class A Notes and any PIK Notes as described under “Certain U.S. Federal Income Tax Considerations” in the Memorandum for all U.S. federal, state and local income tax purposes and will take no action inconsistent with such treatment unless required by Applicable Law;

(ii)                                       such Person shall timely furnish the Issuer or its agents any tax certifications, information, or documentation that the Issuer or its agents may reasonably request to permit the Issuer or its agents to make payments to it without, or at a reduced rate of, deduction or withholding, to enable the Issuer or its agents to qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which the Issuer or its agents receive payments, and to enable the Issuer or its agents to satisfy reporting and other obligations under any applicable law; and

(iii)                                    such Person understands and acknowledges that failure to provide the Issuer, the Trustee or any Paying Agent with the applicable U.S. federal income tax certifications (generally, an IRS Form W-9 (or successor applicable form) in the case of a Person that is a United States person (within the meaning of Section 7701(a)(30) of the Code) or an appropriate IRS Form W-8 (or successor applicable form) in the case of a Person that is not a United States person (within the meaning of Section 7701(a)(30) of the Code)) may result in U.S. federal back-up withholding from payments in respect of the Original Class A Notes or any PIK Notes.

(f)                                   Neither the Issuer nor any person or entity or any trade or business that is treated as a single employer with the Issuer under Section 414 of the Code or any other applicable law, rule or regulation sponsors, maintains or has any obligation to contribute to (or in the prior five years, sponsored, maintained or had any obligation to contribute to), or otherwise has any liability with respect to, any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title IV of ERISA covering current or former employees, or will sponsor, maintain or have any obligation to contribute to (or have any liability with respect to) any such plans. The Issuer does not and will not sponsor, maintain or have any obligation to contribute to or have any liability with respect to any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) or other type of post-employment benefit plan or arrangement. The Issuer does not have (and does not reasonably expect to have) any obligations or liability under any employee benefit plans covering employees in Denmark (or elsewhere).

Section 12.16  Waiver.  The Issuer waives any right to contest or otherwise assert that the Issuer Purchase Agreement is other than a true, absolute and irrevocable sale and assignment by the Seller to the Issuer of the Issuer Purchased Assets under Applicable Law.

{SIGNATURE PAGE FOLLOWS}

IN WITNESS WHEREOF, the parties hereto have executed this Indenture to be duly executed, all as of the date first written above.

ZP SPV 1 K/S, as Issuer

By:	ZP General Partner 2 ApS, its General Partner

By:	/s/ Mats Blom
	Name:	Mats Blom
	Title:	Executive Manager

By:	/s/ David H. Solomon
	Name:	David H. Solomon
	Title:	Executive Manager

U.S. BANK NATIONAL ASSOCIATION, as Trustee and Operating Bank

By:	/s/ Alison D B. Nadeau
	Name:	Alison D B. Nadeau
	Title:	Vice President

ANNEX A

RULES OF CONSTRUCTION AND DEFINED TERMS

Unless the context otherwise requires, in this Annex A and each Deal Document (or other document) to which this Annex A is attached:

(a)           A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP or IFRS, as applicable.

(b)           Unless otherwise defined, all terms that are defined in the UCC shall have the meanings stated in the UCC.

(c)           Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders.

(d)           The definitions of terms shall apply equally to the singular and plural forms of the terms defined.

(e)           The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.

(f)            Unless otherwise specified, references to an agreement or other document include references to such agreement or document as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with the terms thereof (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth in this Annex A or any Deal Document (or other document)) and include any Annexes, Exhibits and Schedules attached thereto.

(g)           References to any Applicable Law shall include such Applicable Law as from time to time in effect, including any amendment, modification, codification, replacement or reenactment thereof or any substitution therefor.

(h)           References to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment, transfer or delegation set forth in this Annex A or any Deal Document (or other document)), and any reference to a Person in a particular capacity excludes such Person in other capacities.

(i)            The word “will” shall be construed to have the same meaning and effect as the word “shall”.

(j)            The words “hereof’, “herein”, “hereunder” and similar terms when used in this Annex A or any Deal Document (or other document) shall refer to this Annex A or such Deal Document (or other document) as a whole and not to any particular provision hereof or thereof, and Article, Section, Annex, Schedule and Exhibit references herein

Annex A-1

and therein are references to Articles and Sections of, and Annexes, Schedules and Exhibits to, the relevant Deal Document (or other document) unless otherwise specified.

(k)           In the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”.

(1)           References to a class of Notes shall be to the Original Class A Notes and the PIK Notes considered together or to a class of Subordinated Notes, as applicable.

(m)          References to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in the relevant Deal Document (or other document).

(n)           Where any payment is to be made, any funds are to be applied or any calculation is to be made under any Deal Document (or other document) on a day that is not a Business Day, unless any Deal Document (or other document) otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly, including interest unless otherwise specified; provided, however, that no interest shall accrue in respect of any payments made on Fixed Rate Notes on that succeeding Business Day.

(o)           References to any Calculation Date or Relevant Calculation Date, in each case that would be prior to the first Calculation Date that follows the Closing Date, shall be deemed to refer to the Closing Date.

(p)           Any reference herein to “set-off” in connection with payments (including royalty payments) shall mean set-offs, off-sets and reductions in or to such payments.

(q)           Any reference herein to a term that is defined by reference to its meaning in the License Agreement shall refer to such term’s meaning in the License Agreement as in existence on the date of the relevant Deal Document (or other document) to which this Annex A is attached (and not to any new, substituted or amended version thereof).

“144A Global Note” has the meaning set forth in Section 2.1(b) of the Indenture.

“Acceleration Default” means any Event of Default of the type described in Section 4.1(f) of the Indenture.

“Acceleration Notice” means a written notice given after the occurrence and during the continuation of an Event of Default to the Issuer by the Senior Trustee (upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior

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Class of Notes) pursuant to Section 4.2 of the Indenture declaring all Outstanding principal of and accrued and unpaid interest on the Notes to be immediately due and payable.

“Account Control Agreement” has the meaning set forth in Section 3.1(b) of the Indenture.

“Act” has the meaning set forth in Section 1.3(a) of the Indenture.

“Additional Interest” means, with respect to the Notes, interest accrued on the amount of any interest, Premium, and Tax Additional Amounts, if any, in respect of such Notes that is not paid when due at the Stated Rate of Interest of such Notes plus (in the case of Class A Notes) 1% for each Interest Accrual Period until any such unpaid interest, Premium or Tax Additional Amount is paid in full, compounded semi-annually on each Payment Date, to the fullest extent permitted by Applicable Law.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Agent Members” has the meaning set forth in Section 2.10(a) of the Indenture.

“Applicable Conversion Rate” means, with respect to an actual currency exchange and Euros, GBPs or any currency other than Dollars, the applicable currency-Dollar spot rate obtained by the Calculation Agent through customary banking channels, including the Trustee’s own banking facilities.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of Governmental Authorities applicable to such Person or any of its properties or assets.

“Applicants” has the meaning set forth in Section 6.13 of the Indenture.

“Assignment Agreement” means that certain Assignment Agreement dated as of the Closing Date executed by the Seller, the Licensee and the Issuer.

“Assignment and Charge Agreement” means that certain Assignment and Charge Agreement dated as of the Closing Date made by the Issuer to the Security Trustee and the secured parties defined therein.

“Assignment for Security Purposes” means that certain Assignment for Security Purposes dated as of the Closing Date made by the Issuer to the Trustee.

“Assumption and Release Agreement” has the meaning given to it in the Master Contribution Agreement.

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“Authorized Agent” means, with respect to the Notes, any authorized Calculation Agent, Paying Agent or Registrar acting as such for the Notes.

“Available Collections Amount” means, for any Payment Date, the sum of (a) the amount of Dollars on deposit in the Collection Account (other than any amounts constituting Milestone Payments or any Licensee Termination Payment on deposit therein, which amounts shall be transferred to the Milestone Payments Reserve Account and the Redemption Account, respectively, in accordance with the Indenture) as of the Calculation Date preceding such Payment Date and (b) the amount of any investment income (including interest) earned on amounts on deposit in the Transaction Accounts (other than the Capital Account and the Milestone Payments Reserve Account) as of such Calculation Date.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Beneficial Holder” means any Person that holds a Beneficial Interest in any Global Note through an Agent Member.

“Beneficial Interest” means any beneficial interest in any Global Note, whether held directly by an Agent Member or held indirectly through an Agent Member’s beneficial interest in such Global Note.

“Benefit Plan Investor” means a benefit plan investor, as defined in Section 3(42) of ERISA, and includes (A) an employee benefit plan (as defined in Section 3(3) of Title I of ERISA) that is subject to the fiduciary responsibility provisions of Title I of ERISA, (B) a plan that is subject to Section 4975 of the Code or (C) any entity whose underlying assets include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Applicable Law to remain closed or a day on which the Corporate Trust Office is closed for business.

“Calculation Agent” means U.S. Bank National Association, a national banking association, as Calculation Agent under the Indenture, and any successor appointed pursuant to Section 2.3 of the Indenture.

“Calculation Date” means, for any Payment Date, the fifth Business Day preceding such Payment Date.

“Calculation Date Information” means, with respect to any Calculation Date, the information provided by the Servicer under Section 3.1(b) and (c) of the Servicing Agreement with respect to such Calculation Date.

“Calculation Report” has the meaning set forth in Section 3.4(b) of the Indenture.

“Capital Account” has the meaning set forth in Section 3.1(a) of the Indenture.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such

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Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

“Class A Notes” means the Original Class A Notes and any PIK Notes.

“Clearstream” means Clearstream Banking, a French société anonyme.

“Closing Date” means December 11, 2014.

“Closing Day Accounts” has the meaning set forth in Section 3.1(b) of the Indenture.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Collateral” has the meaning set forth in the Granting Clause of the Indenture.

“Collection Account” has the meaning set forth in Section 3.1(a) of the Indenture.

“Collections” means, without duplication, (a) the Payments, (b) any net interest earned on amounts on deposit in the Transaction Accounts (other than the Capital Account and the Milestone Payments Reserve Account) and (c) any other amounts received by the Issuer (other than the proceeds of any Notes and capital contributions from the Equityholder that are not contributions of any Licensee Termination Payment), including any amounts payable to the Issuer pursuant to indemnification or otherwise under the Issuer Purchase Agreement or, as assigned to the Issuer, under the Master Contribution Agreement, in respect of, or relating to, the Issuer Purchased Assets and any amounts referred to in Section 3.1(e)(ii) of the Indenture.

“Confidential Information” means the confidential information subject to Section 10.1 of the Issuer Purchase Agreement.

“Confidentiality Agreement” means, with respect to Noteholders or Beneficial Holders at the Closing Date with respect to the Original Class A Notes (or, with respect to Noteholders or Beneficial Holders with respect to any PIK Notes or any Subordinated Notes), a confidentiality agreement for the benefit of the Issuer provided to the Registrar on or prior to the Closing Date (or on or prior to the date of issuance of any such PIK Notes or Subordinated Notes), and otherwise means a confidentiality agreement for the benefit of the Issuer substantially in the form of Exhibit B to the Indenture or substantially in the form of any confidentiality agreement referenced in Schedule 1 to an applicable Purchase Agreement.

“Controlling Noteholder” means Athyrium Capital Management LLC (as long as Athyrium Opportunities Fund (A) LP and Athyrium Opportunities Fund (B) LP (or other funds managed by, or constituting Affiliates of, Athyrium Capital Management LLC) hold a majority of the Outstanding Principal Balance of the Senior Class of Notes).

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“Controlling Person” means a Person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the Issuer or any Person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate (as defined in 29 C.F.R. Section 2510.3-101) of any such Person.

“Corporate Trust Office” means the office of the Trustee in the city at which at any particular time the Trustee’s duties under the Deal Documents shall be principally administered and, on the Closing Date, shall be U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Services (ZP SPV 1 K/S).

“Danish Tax Additional Amount” means, in the event that any Danish withholding tax or deduction in respect of tax is imposed or required to be made on payments on the Original Class A Notes or any PIK Notes with respect to any Payment Date, such additional amounts as will result in the receipt by the Original Class A Noteholders or any PIK Noteholders, after any such Danish withholding or deduction, of such Interest Amounts as would have been received by the Original Class A Noteholders or any PIK Noteholders with respect to such Payment Date had no such withholding or deduction in respect of Danish tax been required. The Issuer (or the Servicer, on behalf of the Issuer) shall be solely responsible for determining any Danish Tax Additional Amount and none of the Trustee nor any Authorized Agent shall have any duty to calculate the Danish Tax Additional Amount or to determine if any Danish Tax Additional Amount is payable.

“Deal Documents” means the Transaction Documents, the Placement Agency Agreement, the Master Contribution Agreement, the Issuer Purchase Agreement, the Licensee Instruction under the Master Contribution Agreement, the Licensee Instruction under the Issuer Purchase Agreement, the Assignment Agreement, and the Assumption and Release Agreement.

“Default” means a condition, event or act that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Definitive Notes” has the meaning set forth in Section 2.1(b) of the Indenture.

“Direction” means any direction, consent, request, demand, authorization, notice, waiver or other Act.

“Distribution Report” has the meaning set forth in Section 2.13(a) of the Indenture.

“Dollar” or the sign “$” means United States dollars.

“DTC” means The Depository Trust Company, its nominees and their respective successors.

“Eligibility Requirements” has the meaning set forth in Section 2.3(c) of the Indenture.

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“Eligible Account” means a trust account maintained on the books and records of an Eligible Institution in the name of the Issuer.

“Eligible Institution” means any bank organized under the laws of the U.S. or any state thereof or the District of Columbia (or any domestic branch of a foreign bank), which at all times has either (a) a long-term unsecured debt rating of at least A2 by Moody’s and A by S&P or (b) a certificate of deposit rating of at least P-1 by Moody’s and A-1 by S&P.

“Eligible Investment” means the U.S. Bank National Association Money Market Deposit Account.

“Equityholder” means one or more holders of Capital Securities of the Issuer, other than the General Partner. The Equityholder as of the Closing Date is the Seller.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Euro” means the lawful currency of the member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

“Event of Default” has the meaning set forth in Section 4.1 of the Indenture.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the regulations thereunder.

“Expenses” means any and all reasonable and documented out-of-pocket fees, costs and expenses of the Issuer, including the reasonable fees, costs, expenses and indemnities of the Service Providers (provided, that, with respect to the Servicer, such expenses shall only be the Servicing Fee and the Servicer Expenses), reasonable and customary directors and officers liability insurance for any directors and officers of the Issuer, the annual and periodic fees and out-of-pocket expenses of the Trustee and the Issuer incurred after the Closing Date in connection with the transactions contemplated by the Deal Documents, the fees and expenses of any nationally recognized independent public accounting firm engaged as auditors of the Issuer (including any fees incurred by any accounting firm in connection with auditing the records of Licensee), any expenses incurred in connection with the exercise of audit rights at the direction of the Noteholders pursuant to Section 6.14(a) of the Indenture (provided, that in the event such audit expenses are required to be paid by the Licensee pursuant to the License Agreement, such audit expenses shall not constitute “Expenses”), any expenses incurred in connection with spot currency exchanges pursuant to Section 3.3A(b) of the Indenture, any payments by the Issuer to third parties in respect of obligations for which indemnification payments have been received from the Seller or Zealand and the fees and expenses of any consultants engaged by, or on behalf of, the Issuer; provided, however, that, except as expressly provided in the Indenture, Expenses shall not include any Transaction Expenses, any amounts related to any indemnification or contribution obligations of the Issuer set forth in the Issuer Organizational Documents, any

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Servicing Fee to the extent greater than the amount specified in the Servicing Agreement, any amounts payable on the Notes pursuant to Section 3.6(a)(i), 3.6(a)(iii) and 3.6(a)(iv) of the Indenture or any principal, Premium or interest relating to the Subordinated Notes.

“FATCA” means Sections 1471 through 1474 of the Code, any final current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“Final Legal Maturity Date” means, with respect to (a) the Original Class A Notes and any PIK Notes, March 15, 2026, and (b) with respect to any Subordinated Notes, the date specified in the indenture supplemental to the Indenture providing for their issuance; provided, that the Final Legal Maturity Date with respect to any Subordinated Notes where the proceeds thereof are not used to redeem all of the Outstanding Class A Notes and any PIK Notes shall be no earlier than March 15, 2026.

“Fixed Rate Notes” means (a) the Original Class A Notes and any PIK Notes and (b) any Subordinated Notes issued with a fixed rate of interest.

“Floating Rate Notes” means any Subordinated Notes issued with a floating or variable rate of interest.

“GAAP” means generally accepted accounting principles in effect in the United States from time to time.

“GBP” means the lawful currency of the United Kingdom.

“General Partner” means ZP General Partner 2 ApS, as general partner of the Issuer.

“German Tax Additional Amount” means, in the event that any German withholding tax or deduction in respect of tax is imposed or required to be made on payments on the Issuer Purchased Assets with respect to the preceding Calendar Semester, such additional amounts as will result in the receipt by the Original Class A Noteholders and any PIK Noteholders of such Interest Amounts as would have been received by such Noteholders with respect to the succeeding Payment Date had no such withholding or deduction in respect of German tax on the Issuer Purchased Assets been required (net of any tax credit, deduction or loss resulting from the German withholding tax that the Issuer is able to utilize). The Issuer (or the Servicer, on behalf of the Issuer) shall be solely responsible for determining any German Tax Additional Amount and none of the Trustee nor any Authorized Agent shall have any duty to calculate the German Tax Additional Amount or to determine if any German Tax Additional Amount is payable.

“Global Notes” means any 144A Global Note and Regulation S Global Note.

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“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA, the Danish Financial Supervisory Authority and any other government authority in any jurisdiction.

“Grant” means to grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set over and confirm. A Grant of any item of the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such item of the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring any suit in equity, action at law or other judicial or administrative proceeding in the name of the granting party or otherwise, and generally to do and receive anything that the granting party may be entitled to do or receive thereunder or with respect thereto.

“Group 2 EU Approval Milestone Payment” means the milestone payment relating to Group 2 Products in the amount of $10,000,000, plus value added tax, if applicable, payable upon the occurrence of the event described in Article 5.1(iv)(6) of the License Agreement.

“Group 2 Milestone Payments” has the meaning set forth in the Issuer Purchase Agreement.

“Group 2 NDA-Approval Milestone Payment” means the milestone payment relating to Group 2 Products in the amount of $25,000,000, plus value added tax, if applicable, payable upon the occurrence of the event described in Article 5.1(iv)(5) of the License Agreement.

“Group 2 Product” has the meaning set forth in the License Agreement.

“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation of such other Person or (b) entered into for purposes of assuring in any other manner the obligee of such indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” when used as a verb has a corresponding meaning.

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“IFRS” means International Financial Reporting Standards.

“Incur” has the meaning set forth in Section 5.2(d) of the Indenture.

“Indenture” means that certain indenture, dated as of the Closing Date, by and between the Issuer and the Trustee.

“Initial Interest Reserve Amount” means $3,500,000.

“Initial Notice” has the meaning set forth in Section 4.17(a) of the Indenture.

“Institutional Accredited Investor” means an institutional investor that is an “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

“Intellectual Property Rights” has the meaning set forth in the Issuer Purchase Agreement.

“Interest Accrual Period” means the period beginning on (and including) the Closing Date (or, with respect to any PIK Notes or any Subordinated Notes, the date of issuance of such PIK Notes or Subordinated Notes) and ending on (but excluding) the first Payment Date thereafter and each successive period beginning on (and including) a Payment Date and ending on (but excluding) the succeeding Payment Date; provided, however, that the final Interest Accrual Period shall end on but exclude the final Payment Date (or, if earlier, with respect to any class of Notes repaid in full, the date such class of Notes is repaid in full).

“Interest Amount” means, with respect to the Outstanding Principal Balance of any class of Notes, on any Payment Date, the amount of accrued and unpaid interest at the Stated Rate of Interest with respect to the Outstanding Principal Balance of such class of Notes on such Payment Date (including any Additional Interest, if any, and any Tax Additional Amount, if any), determined in accordance with the terms thereof (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar Applicable Law, whether or not permitted as a claim under such Applicable Law).

“Interest Reserve Account” has the meaning set forth in Section 3.1(a) of the Indenture.

“Interest Shortfall” has the meaning set forth in Section 3.4(a)(ix) of the Indenture.

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended, and the regulations thereunder.

“Involuntary Issuer Bankruptcy” means, without the consent or acquiescence of the Issuer, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against the Issuer or, without the

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consent or acquiescence of the Issuer, the entering of an order appointing a trustee, custodian, receiver or liquidator of the Issuer or of all or any substantial part of the property of the Issuer, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within 90 days from entry thereof.

“Involuntary Seller Bankruptcy” means, without the consent or acquiescence of the Seller, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against the Seller or, without the consent or acquiescence of the Seller, the entering of an order appointing a trustee, custodian, receiver or liquidator of the Seller or of all or any substantial part of the property of the Seller, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within 90 days from entry thereof.

“Involuntary Zealand Bankruptcy” means, without the consent or acquiescence of Zealand, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against Zealand or, without the consent or acquiescence of Zealand, the entering of an order appointing a trustee, custodian, receiver or liquidator of Zealand or of all or any substantial part of the property of Zealand, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within 90 days from entry thereof.

“IRS” means the U.S. Internal Revenue Service.

”Issuer” means ZP SPV 1 K/S, a limited partnership registered under the laws of Denmark, as issuer of the Notes pursuant to the Indenture.

“Issuer Organizational Documents” means (i) the Articles of Association of the Issuer, dated as of the Closing Date, (ii) the Memorandum of Association of the Issuer, dated October 15, 2014 and (iii) the limited partnership agreement of the Issuer dated as of the Closing Date.

“Issuer Pledged Collateral” means (a) the Seller’s right to receive all monies and property representing a distribution in respect of the Issuer Pledged Equity (except those representing the proceeds of the issuance of the Notes, any PIK Notes or any Subordinated Notes) and (b) any proceeds of and to the Issuer Pledged Equity and any item referenced in subclause (a) of this definition.

“Issuer Pledged Equity” means all of the Seller’s interests in the Issuer and the General Partner, whether now owned or acquired in the future.

“Issuer Purchase Agreement” means that certain purchase agreement dated as of the Closing Date between the Seller and the Issuer.

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“Issuer Purchased Assets” has the meaning set forth in the Issuer Purchase Agreement.

“Judgment Currency” has the meaning set forth in Section 12.9(e) of the Indenture.

“Legal Reservations” means that (i) to the extent a Deal Document is subject to Danish law, representations as to the validity and enforceability of such Deal Document are subject to the qualifications regarding validity and enforceability set forth in sections 4.2 - 4.10, 4.12, 4.13, 4.15 and 4.17- 4.19 in the transactional legal opinion of Plesner, dated the Closing Date, concerning certain matters under Danish law, and (ii) to the extent a Deal Document is subject to German law, representations as to the validity and enforceability of such Deal Document are subject to the qualifications regarding validity and enforceability set forth in sections 5(i) - 5(ii) and 5(iv) - 5(vii) of the transactional legal opinion of Dechert LLP, dated the Closing Date, concerning certain matters under German law, in each case as delivered on behalf of the Issuer, the Seller or Zealand, as applicable, to the Trustee under or in connection with the Indenture.

“Legend” has the meaning set forth in Section 2.2 of the Indenture.

“License Agreement” means that certain License Agreement dated as of June 24, 2003, by and between Zealand and the Licensee, as amended on March 16, 2010, February 7, 2012, July 31, 2013, September 2, 2014 and October 6, 2014, as contributed to Seller pursuant to the Master Contribution Agreement, and as further amended, restated, supplemented or otherwise modified from time to time.

“Licensee” means Sanofi-Aventis Deutschland GmbH (formerly Aventis Pharma Deutschland GmbH), a company organized under the laws of Germany.

“Licensee Instruction” has the meaning set forth in the Issuer Purchase Agreement (with respect to the Licensee Instruction to be provided thereunder) or in the Master Contribution Agreement (with respect to the Licensee Instruction to be provided thereunder), and means either or both thereof as the context may require.

“Licensee Termination Payment” has the meaning set forth in the Issuer Purchase Agreement.

“License Services Provider” means Zealand, acting in its capacity as services provider pursuant to the License Servicing Agreement (or any other Person appointed to succeed Zealand as such or any successor thereto pursuant to the License Servicing Agreement).

“License Servicing Agreement” means the Zealand/Master SPV Servicing Agreement dated as of the Closing Date among the License Services Provider and the Seller.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property or other priority or preferential arrangement of any kind or nature whatsoever, in each case to secure payment of a debt or performance of an obligation, including any conditional sale

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or any sale with recourse; provided, however, that the license granted by the Seller to Licensee under the License Agreement shall not be included in the definition hereof.

“Local Law Security Agreements” means the Assignment and Charge Agreement, the Assignment for Security Purposes and the Share Pledge Agreement.

“Loss” means any loss, assessment, award, cause of action, claim, charge, cost, expense (including reasonable expenses of investigation and reasonable attorneys’ fees but excluding consequential and punitive damages, except to the extent consequential or punitive damages are paid to a third party), fine, judgment, liability, obligation, penalty, set-off, off-set, rescission, counterclaim, reduction, deduction or defense.

“Master Contributed Assets” has the meaning set forth in the Master Contribution Agreement.

“Master Contribution Agreement” means that certain contribution agreement dated as of the Closing Date between Zealand and the Seller.

“Master General Partner” means ZP General Partner 1 ApS, a company organized under the laws of Denmark.

“Material Adverse Change” means any event, circumstance or change that could reasonably be expected to result, individually or in the aggregate, in a material adverse effect, in any respect, on (a) the legality, validity or enforceability of any of the Deal Documents or the License Agreement, (b) the right or ability of Zealand (or any permitted assignee), the Seller (or any permitted assignee), the Issuer, the Servicer or the License Services Provider to perform any of its obligations under any of the Deal Documents or the License Agreement, in each case to which it is a party, or to consummate the transactions contemplated under any of the Deal Documents or the License Agreement, (c) the rights or remedies of the Seller or the Issuer under any of the Deal Documents or the rights or remedies of the Seller or the Issuer under the License Agreement, (d) the timing, amount or duration of the Payments or the right of the Seller or the Issuer to receive the Payments or the rights under the License Agreement affecting or relating to the Payments, (e) the Issuer Purchased Assets, (f) the Intellectual Property Rights or (g) the rights or remedies of the Trustee or the Security Trustee under, or the ability of the Trustee or the Security Trustee to realize the practical benefit of, the Indenture or the Local Law Security Agreements (including any failure to have a perfected, first priority Lien on any material portion of the Collateral, the Issuer Pledged Equity or the Issuer Pledged Collateral as required under the Indenture or any Local Law Security Agreement, as the case may be).

“Memorandum” means the private placement memorandum of the Issuer for the Original Class A Notes dated December 11, 2014.

“Milestone Payments” has the meaning set forth in the Issuer Purchase Agreement.

“Milestone Payments Reserve Account” has the meaning set forth in Section 3.1(a) of the Indenture.

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“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business or, if such corporation or its successor shall for any reason no longer perform the functions of a rating agency, “Moody’s” shall be deemed to refer to any other nationally recognized statistical rating organization (within the meaning ascribed thereto by the Exchange Act) designated by the Issuer.

“Net Sales” has the meaning set forth in the License Agreement.

“New Arrangement” has the meaning set forth in Clause 7.5.1 of the Issuer Purchase Agreement.

“Nomination Period” has the meaning set forth in Section 4.17(a) of the Indenture.

“Nominee” has the meaning set forth in Section 4.17(a) of the Indenture.

“Non-U.S. Person” means a person who is not a U.S. person within the meaning of Regulation S.

“Noteholder” means any Person in whose name a Note is registered from time to time in the Register for such Note.

“Noteholder-Required Redemption” has the meaning set forth in Section 3.8(b) of the Indenture.

“Note Purchase Price” has the meaning set forth in Section 3.1 of the Purchase Agreements.

“Note Purchasers” has the meaning set forth in Section 1.1 of the Purchase Agreements.

“Note Representative Agreement” means that certain Note Representative Agreement dated as of the Closing Date entered into between the Issuer and the Security Trustee.

“Notes” means the Original Class A Notes, any PIK Notes and any Subordinated Notes.

“Notices” means notices, demands, certificates, requests, directions, instructions and communications.

“Observer” has the meaning set forth in Section 4.17(a) of the Indenture.

“Officer’s Certificate” means a certificate signed by, with respect to the Issuer, a Responsible Officer of the Issuer and, with respect to any other Person, any officer, director, manager, partner, trustee or equivalent representative of such Person.

“Operating Bank” means U.S. Bank National Association, a national banking association, or any other Eligible Institution at which the Transaction Accounts are held;

Annex A-14

provided, that (a) upon the resignation or removal and the replacement of the Trustee pursuant to the terms of the Indenture, the successor trustee appointed thereunder shall be the Operating Bank, and (b) if at any time the Operating Bank ceases to be an Eligible Institution, a successor shall be appointed by the Issuer (or the Servicer) on behalf of the Trustee (and subject to the consent of the Trustee acting at the direction of the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes) and all Transaction Accounts shall thereafter be transferred to and be maintained at such successor in the name of the Issuer and for the benefit of the Trustee and the Noteholders and such successor shall thereafter be the “Operating Bank”.

“Opinion of Counsel” means a written opinion signed by legal counsel, who may be an employee of or counsel to the Issuer, the Seller or Zealand, that meets the requirements of Section 1.2 of the Indenture.

“Optional Redemption” has the meaning set forth in Section 3.8(b) of the Indenture.

“Original Class A Notes” means the Senior Secured 9.375% Notes due 2026 of the Issuer in the initial Outstanding Principal Balance of $50,000,000, substantially in the form of Exhibit A to the Indenture.

“Other Agreements” has the meaning set forth in Section 3.1 of the Purchase Agreements.

“Outstanding” means (a) with respect to the Notes of any class at any time, all Notes of such class theretofore authenticated and delivered by the Trustee except (i) any such Notes cancelled by, or delivered for cancellation to, the Trustee, (ii) any such Notes, or portions thereof, for the payment of principal of and accrued and unpaid interest on which moneys have been distributed to Noteholders by the Trustee and any such Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount have been deposited in the Redemption Account for such Notes; provided, that, if such Notes are to be redeemed prior to the maturity thereof in accordance with the requirements of Section 3.8 of the Indenture, written notice of such Redemption shall have been given and not rescinded as provided in Section 3.9 of the Indenture, or provision satisfactory to the Trustee shall have been made for giving such written notice, and, if Redemption does not occur, then this clause (ii) ceases to apply as of the Payment Date that was supposed to be the date of Redemption, and (iii) any such Notes in exchange or substitution for which other Notes, as the case may be, have been authenticated and delivered, or which have been paid pursuant to the terms of the Indenture (unless proof satisfactory to the Trustee is presented that any of such Notes is held by a Person in whose hands such Note is a legal, valid and binding obligation of the Issuer), and (b) when used with respect to any other evidence of indebtedness, at any time, any principal amount thereof then unpaid and outstanding (whether or not due or payable).

“Outstanding Principal Balance” means, with respect to any Note or other evidence of indebtedness Outstanding, the total principal amount of such Note or other evidence of indebtedness unpaid and Outstanding at any time, as determined in the case of the Notes in the

Annex A-15

Calculation Report to be provided to the Issuer (or the Servicer) and the Trustee by the Calculation Agent pursuant to Section 3.4(b) of the Indenture.

“Patent” means any pending or issued patent or continuation, continuation in part, division, extension or reissue thereof.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any Intellectual Property Rights that are Patents.

“Paying Agent” has the meaning set forth in Section 2.3(a) of the Indenture.

“Payment Date” means March 31, 2015 and each March 15 and September 15 thereafter, and including the Final Legal Maturity Date; provided, that, if any such date would otherwise fall on a day that is not a Business Day, the Payment Date falling on such date shall be the first following day that is a Business Day.

“Payments” has the meaning set forth in the Issuer Purchase Agreement.

“Permanent Regulation S Global Note” has the meaning set forth in Section 2.1(b) of the Indenture.

“Permitted Holder” means (a) the Seller, (b) the Issuer, (c) Zealand and (d) any Person (including the Noteholders) that has executed a Confidentiality Agreement and delivered such Confidentiality Agreement to the Registrar in accordance with the terms of the Indenture.

“Permitted Lien” means (a) any lien for Taxes, assessments and governmental charges or levies not yet due and payable or that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with accounting principles under IFRS have been set aside on the books of the relevant Person, (b) any Lien created in favor of the Trustee, (c) any other Lien created under or expressly permitted under the Deal Documents (including any security interest created or required to be created under the Indenture or any Local Law Security Agreement, including in connection with the issuance of any PIK Notes and any Subordinated Notes), and any lien that arises under Applicable Law by virtue of any right of set-off, counterclaim or withholding by Licensee under the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“PIK Notes” means the Senior Secured 9.375% Notes due 2026 of the Issuer, if any, substantially in the form of Exhibit A to the Indenture, issued to Noteholders of the Original Class A Notes pursuant to Section 3.6(b) of the Indenture.

“Placement Agency Agreement” means that certain placement agency agreement dated December 11, 2014, among the Placement Agent, the Issuer, the Seller and Zealand.

Annex A-16

“Placement Agent” means Credit Suisse Securities (USA) LLC.

“Premium” means, with respect to any Note on any Redemption Date, any Redemption Premium, if applicable, or, with respect to any Redemption Date, the portion of the Redemption Price of the Notes being redeemed in excess of the Outstanding Principal Balance of the Notes being redeemed.

“Price” has the meaning set forth in Section 3.1 of the Purchase Agreements.

“Product” means the means Licensee’s short-acting lixisenatide monotherapy product, now being marketed or in late stage development for marketing under the brand name Lyxumia®, including when sold under other trademarks or trade names.

“Purchase Agreement” means that certain note purchase agreement dated the Closing Date among the Issuer, the Seller, Zealand and the Purchaser party thereto.

“Purchase Agreements” means, collectively, the Purchase Agreement and the Other Agreements.

“Purchase Price” has the meaning set forth in the Issuer Purchase Agreement.

“Purchaser” has the meaning set forth in Section 1.1 of the Purchase Agreements.

“QIB” means a qualified institutional buyer within the meaning of Rule 144A.

“Receiver” means any Person or Persons appointed as (and any additional Person or Persons appointed or substituted as) administrative receiver, receiver, manager or receiver and manager.

“Record Date” means, with respect to each Payment Date, the close of business on the fifteenth day preceding such Payment Date and, with respect to the date on which any Direction is to be given by the Noteholders, the close of business on the last Business Day prior to the solicitation of such Direction.

“Redemption” means any Optional Redemption, the Noteholder-Required Redemption and any other redemption of Notes described in Section 3.8(c) of the Indenture.

“Redemption Account” has the meaning set forth in Section 3.1(a) of the Indenture.

“Redemption Date” means the date, which shall be any Payment Date, on which Notes are redeemed pursuant to a Redemption; provided, however, that such Redemption Date in respect of the Original Class A Notes and any PIK Notes may not be earlier than the Payment Date occurring in March 2016; provided, further, that, notwithstanding the foregoing, the Redemption Date shall, in the case of a Noteholder-Required Redemption, be such Business Day specified by the Controlling Noteholder to the Issuer and the Trustee (such Business Day to be no earlier than the third Business Day following the date of such notice).

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“Redemption Premium” means, in the case of any Subordinated Notes, the amount, if any, specified in the Resolution and set forth in any indenture supplemental to the Indenture to be paid in the event of a Redemption of such Subordinated Notes separately from the Redemption Price.

“Redemption Price” means (a) in respect of an Optional Redemption of the Original Class A Notes and any PIK Notes on any Redemption Date, an amount equal to the product of (x) (i) in the case of any Optional Redemption, the applicable Class A Redemption Percentage as set forth below or (ii) in the case of any Noteholder-Required Redemption, 100% and (y) the Outstanding Principal Balance of the Original Class A Notes and any PIK Notes that are being redeemed on such Redemption Date, plus the accrued and unpaid interest to the Redemption Date on the Original Class A Notes and any PIK Notes that are being redeemed and any Tax Additional Amount due and unpaid with respect to any Original Class A Notes and any PIK Notes that are being redeemed:

Payment Date	Class A Redemption Percentage

From and including March 15, 2016 to and including March 14, 2017	108%

From and including March 15, 2017 to and including March 14, 2018	101%

From and including March 15, 2018 and thereafter	100%

and (b) in respect of any Subordinated Notes, the redemption price, if any, plus the accrued and unpaid interest to the Redemption Date on the Subordinated Notes, established by or pursuant to a Resolution and set forth in any indenture supplemental to the Indenture providing for the issuance of such Notes or designated as such in the form of such Notes (any such Redemption Price in respect of any Subordinated Notes may include a Redemption Premium, and such Resolution and indenture supplemental to the Indenture may specify a separate Redemption Premium).

“Reference Date” means, with respect to each Interest Accrual Period for any Floating Rate Notes, the day that is two Business Days prior to the Payment Date on which such Interest Accrual Period commences; provided, however, that the Reference Date with respect to the initial Interest Accrual Period means the date that is two Business Days prior to the date of issuance of such Subordinated Notes.

“Register” has the meaning set forth in Section 2.3(a) of the Indenture.

“Registrar” has the meaning set forth in Section 2.3(a) of the Indenture.

“Regulation D” means Regulation D under the Securities Act.

“Regulation S” means Regulation S under the Securities Act.

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“Regulation S Global Note Exchange Date” means the date of exchange of any Temporary Regulation S Global Note for any Permanent Regulation S Global Note, which date shall be 40 days after the Closing Date (or, with respect to any Subordinated Notes, 40 days after the date of issuance of such Subordinated Notes).

“Regulation S Global Notes” has the meaning set forth in Section 2.1(b) of the Indenture.

“Relevant Calculation Date” has the meaning set forth in Section 3.4(a) of the Indenture.

“Relevant Information” means any information provided to the Trustee, the Calculation Agent or the Paying Agent in writing by any Service Provider retained from time to time by the Issuer pursuant to the Deal Documents.

“Representatives” has the meaning set forth in Section 17.2 of the Purchase Agreements.

“Resolution” means a copy of a resolution certified by a Responsible Officer of the Issuer as having been duly adopted by the Issuer and being in full force and effect on the date of such certification.

“Responsible Officer” means (a) with respect to the Trustee, any officer within the Corporate Trust Office, including any principal, vice president, managing director, director, manager, associate or other officer of the Trustee to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject, (b) with respect to the Seller, any officer, manager or director of the Master General Partner or person designated by the governing body of the Master General Partner as a Responsible Officer for purposes of the Deal Documents, and (c) with respect to the Issuer, any officer, manager or director of the General Partner or person designated by the governing body of the General Partner as a Responsible Officer for purposes of the Deal Documents.

“Rule 144A” means Rule 144A under the Securities Act.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto or, if such division or its successor shall for any reason no longer perform the functions of a rating agency, “S&P” shall be deemed to refer to any other nationally recognized statistical rating organization (within the meaning ascribed thereto by the Exchange Act) designated by the Issuer.

“Sales Test” shall be satisfied if the annual Net Sales of the Product in 2015 and 2016, in the aggregate, are greater than or equal to $275,000,000.

“SEC” means the U.S. Securities and Exchange Commission.

“Secured Obligations” has the meaning set forth in the Granting Clause of the Indenture.

Annex A-19

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the regulations thereunder.

“Security Interest” means each security interest granted or expressed to be granted in the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral pursuant to the Granting Clause of this Indenture and the Local Law Security Agreements, as the case may be.

“Security Trustee” means U.S. Bank National Association, a national banking association, as initial security trustee for the Noteholders under the Note Representative Agreement, and any successor appointed in accordance with the terms of the Note Representative Agreement.

“Seller” means ZP Holding SPV K/S, a limited partnership registered under the laws of Denmark.

“Seller Organizational Documents” means (i) the Articles of Association of the Seller, dated as of the Closing Date, (ii) the Memorandum of Association of the Seller, dated October 10, 2014 and (iii) the limited partnership agreement of the Seller dated as of the Closing Date.

“Senior Claim” has the meaning set forth in Section 10.1(a) of the Indenture.

“Senior Class of Notes” means (a) so long as any Class A Notes are Outstanding, the Class A Notes, or (b) if no Class A Notes are Outstanding, the class or classes (or sub-class or sub-classes) of Subordinated Notes defined as such pursuant to the Resolution(s) and/or indenture(s) supplemental to the Indenture providing for the issuance of such Subordinated Notes.

“Senior Trustee” means the Trustee, acting in its capacity as the trustee of the Senior Class of Notes.

“Service Providers” means the Servicer, the Trustee, the Calculation Agent, the Paying Agent, the Registrar, the Operating Bank and any outside law firm, accounting firm or other consultant providing services to the Issuer.

“Servicer” means Zealand, acting in its capacity as servicer pursuant to the Servicing Agreement (or any other Person appointed to succeed Zealand as such or any successor thereto pursuant to the Servicing Agreement).

“Servicer Expenses” has the meaning set forth in Section 2.2 of the Servicing Agreement.

“Servicer Termination Event” means any of the following events:

(a)           Zealand shall resign as Servicer other than in accordance with the terms of the Servicing Agreement;

Annex A-20

(b)           the Servicer shall fail to pay any amount when due under the Servicing Agreement and such failure shall continue unremedied for five Business Days;

(c)           the Servicer shall fail to deliver the Distribution Report and the other required accompanying materials with respect to any Payment Date in accordance with the provisions of the Servicing Agreement within five Business Days of the date such Distribution Report and the other required accompanying materials are required to be delivered under the Servicing Agreement; provided, however, that the Servicer shall have received in a timely manner any Calculation Report (unless the failure to receive such Calculation Report was due to the breach by the Servicer of Section 3.1(c)(v) of the Servicing Agreement);

(d)           the Servicer shall fail to carry out its obligations under Section 3.1(c)(ii) or Section 3.1(c)(iv) of the Servicing Agreement that shall be a Material Adverse Change;

(e)           the Servicer shall fail to carry out its obligations under, or comply with, Section 3.1(c)(iii), Section 3.1(e) or Section 6.7 of the Servicing Agreement;

(f)            (i) any representation or warranty made by the Servicer in any Deal Document (or in any certificate delivered pursuant thereto) shall prove to have been incorrect in a material respect when made or (ii) the Servicer shall fail to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer contained in the Servicing Agreement (other than for which provision is made in clauses (a) through (e) above) and such failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee;

(g)           (i) an admission in writing by the Servicer of its inability to pay its debts generally or a general assignment by the Servicer for the benefit of creditors, (ii) the filing of any petition or answer by the Servicer seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Servicer or its debts under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for the Servicer or for any substantial part of its property, or (iii) corporate or other action taken by the Servicer to authorize any of the actions set forth in clause (i) or clause (ii) above;

(h)           without the consent or acquiescence of the Servicer, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against the Servicer, or, without the consent or acquiescence of the Servicer, the entering of an order appointing a trustee,

Annex A-21

custodian, receiver or liquidator of the Servicer or of all or any substantial part of the property of the Servicer, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within 90 days from entry thereof;

(i)            the Servicer’s business activities are terminated by any Governmental Authority;

(j)            a material adverse change occurs in the financial condition or operations of the Servicer that is a Material Adverse Change with respect to the ability of the Servicer to perform its obligations under the Servicing Agreement;

(k)           an Event of Default shall have occurred, other than an Event of Default primarily caused by the Trustee, the Calculation Agent, a Paying Agent or the Registrar failing to perform any of its respective obligations under any Deal Document; or

(1)           so long as Zealand is the Servicer, (i) Zealand sells, contributes, assigns, transfers or conveys any of its Capital Securities of the Seller (or the Master General Partner) to another Person or Persons that are not Affiliates of Zealand or (ii) the Issuer or the General Partner is no longer, in each case, a wholly-owned direct subsidiary of the Seller.

“Servicing Agreement” means that certain servicing agreement dated as of the Closing Date between the Issuer and the Servicer.

“Servicing Fee” has the meaning set forth in Section 2.1 of the Servicing Agreement.

“Share Pledge Agreement” means that certain Share Pledge Agreement dated as of the Closing Date made by the Equityholder to the Trustee and the secured parties defined therein.

“Similar Laws” means U.S. federal, state, local or non-U.S. laws or regulations that are substantially similar to the prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code.

“Solicitation Notice” has the meaning set forth in Section 4.17(c) of the Indenture.

“Solicitation Period” has the meaning set forth in Section 4.17(c) of the Indenture.

“Stated Rate of Interest” means, with respect to any class of the Notes for any Interest Accrual Period, the interest rate set forth in such class of Notes for such Interest Accrual Period.

“Subordinated Claim” has the meaning set forth in Section 10.1(a) of the Indenture.

“Subordinated Note Issuance” has the meaning set forth in Section 2.16(a) of the Indenture.

Annex A-22

“Subordinated Notes” means any class (or sub-class) of Notes issued under the Indenture in such form as shall be authorized by a Resolution and set forth in any indenture supplemental to the Indenture in respect thereof pursuant to Section 2.16 of the Indenture.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person or by one or more other Subsidiaries of such Person.

“Taxes” means (a) any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs incurred or imposed with respect thereto) now or hereafter imposed, levied, collected, withheld or otherwise assessed by the U.S. or by any state, local, foreign or other Governmental Authority (or any subdivision or agency thereof) or other taxing authority, including taxes or other charges on or with respect to income, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth and similar charges and taxes or other charges in the nature of excise, deduction, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, escheat, gains taxes, license, registration and documentation fees, customs duties, tariffs and similar charges, (b) liability for such a tax that is imposed by reason of United States Treasury Regulation Section 1.1502-6 or similar provision of Applicable Law and (c) liability for the payment of any amounts as a result of any express or implied obligation to indemnify any other Person with respect to the payment of any amounts described in clause (a) or clause (b).

“Tax Additional Amount” means any Danish Tax Additional Amount and any German Tax Additional Amount. The Issuer (or the Servicer, on behalf of the Issuer) shall be solely responsible for determining any Tax Additional Amount and none of the Trustee nor any Authorized Agent shall have any duty to calculate the Tax Additional Amount or to determine if any Tax Additional Amount is payable.

“Temporary Regulation S Global Note” has the meaning set forth in Section 2.1(b) of the Indenture.

“Territory” means all countries of the world.

“Transaction Accounts” means the Collection Account, the Redemption Account, the Capital Account, the Interest Reserve Account, the Milestone Payments Reserve Account and any other account established pursuant to Section 3.1 of the Indenture.

“Transaction Documents” means the Indenture, the Notes, the Servicing Agreement, the License Servicing Agreement, the Local Law Security Agreements, the Note Representative Agreement, the Purchase Agreements, the Issuer Organizational Documents, the Seller Organizational Documents, the Shareholders’ Agreement for ZP General Partner 1 ApS, the Shareholders’ Agreement for ZP General Partner 2 ApS and each other agreement pursuant

Annex A-23

to which the Trustee (or its agent) is granted a Lien to secure the obligations under the Indenture or the Notes.

“Transaction Expenses” means the out-of-pocket expenses payable by the Issuer in connection with (a) the issuance of the Original Class A Notes, including placement fees, any initial fees and expenses (including reasonable counsel fees of outside counsel) payable to Service Providers (other than the Servicer) and the fees and expenses of Cadwalader, Wickersham & Taft LLP, Bech-Braun and Allen & Overy LLP, each as counsel to the Placement Agent in connection with the offering and issuance of the Original Class A Notes, and (b) the offering and issuance of any Subordinated Notes, to the extent specified in the Resolution authorizing such offering and issuance.

“Trustee” means U.S. Bank National Association, a national banking association, as initial trustee of the Notes under the Indenture, and any successor appointed in accordance with the terms of the Indenture; provided, that, for purposes of Section 3.1(b) of the Indenture, “Trustee” means U.S. Bank National Association, a national banking association, as the Operating Bank and/or initial trustee of the Notes under the Indenture, as the context may require.

“Trustee Closing Account” means the account of the Issuer maintained with the Trustee at U.S. Bank National Association, ABA No. 091 000 022, Account No. 1731 0332 1092, Ref. ZP SPV 1 K/S, Attention: Josh Tripi.

“Trust Indenture Act” means the U.S. Trust Indenture Act of 1939, as amended, and the regulations thereunder.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that, if, with respect to any financing statement or by reason of any provisions of Applicable Law, the perfection or the effect of perfection or non-perfection of the Liens granted to the Trustee pursuant to the applicable Deal Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Deal Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“United States Treasury” means the U.S. Department of the Treasury.

“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.

“U.S. Person” means a U.S. person within the meaning of Regulation S.

“Voluntary Issuer Bankruptcy” means (a) an admission in writing by the Issuer of its inability to pay its debts generally or a general assignment by the Issuer for the benefit of creditors, (b) the filing of any petition or answer by the Issuer seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Issuer or its debts under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation,

Annex A-24

reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for the Issuer or for any substantial part of its property, or (c) limited partnership action taken by the Issuer to authorize any of the actions set forth in clause (a) or clause (b) above.

“Voluntary Seller Bankruptcy” means (a) an admission in writing by the Seller of its inability to pay its debts generally or a general assignment by the Seller for the benefit of creditors, (b) the filing of any petition or answer by the Seller seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Seller or its debts under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for the Seller or for any substantial part of its property, or (c) limited partnership action taken by the Seller to authorize any of the actions set forth in clause (a) or clause (b) above.

“Voluntary Zealand Bankruptcy” means (a) an admission in writing by Zealand of its inability to pay its debts generally or a general assignment by Zealand for the benefit of creditors, (b) the filing of any petition or answer by Zealand seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of Zealand or its debts under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for Zealand or for any substantial part of its property, or (c) limited partnership action taken by Zealand to authorize any of the actions set forth in clause (a) or clause (b) above.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Zealand” means Zealand Pharma A/S, a company organized under the laws of Denmark, or its permitted successors or assigns.

Annex A-25

EXHIBIT A

FORM OF CLASS A NOTES

{INSERT THE APPLICABLE LEGEND(S) SET FORTH IN SECTION 2.2}

ZP SPV 1 K/S

Senior Secured 9.375% Notes due 2026

Class A

No. U.S.$	CUSIP:

ZP SPV 1 K/S, a limited partnership organized under the laws of Denmark (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount set forth on Schedule I hereto on or before March 15, 2026 (the “Final Legal Maturity Date”) and to pay interest semi-annually on the Outstanding Principal Balance hereof at a rate per annum equal to 9.375% (the “Stated Rate of Interest”), from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, which interest shall be due and payable on each Payment Date; provided, that, with respect to any Payment Date (other than the Final Legal Maturity Date), any such interest in excess of the portion of the Available Collections Amount available to pay such interest on such Payment Date and funds in the Interest Reserve Account and the Capital Account (and available for interest payments pursuant to Section 3.7 of the Indenture (as defined below)) shall be payable in full not later than the succeeding Payment Date (together with Additional Interest on the amount of unpaid interest from the Payment Date on which it was due until the date on which it is paid, compounded semi-annually on each Payment Date); provided, further, however, that, if an Interest Shortfall exists on the Payment Date occurring in September 2015 or March 2016, as determined pursuant to Section 3.4(a)(ix) of the Indenture, except to the extent of any payment of such Interest Shortfall from the Capital Account pursuant to Section 3.7 of the Indenture, such Interest Shortfall shall be payable through the issuance of PIK Notes in a principal amount equal to the Interest Shortfall pursuant to Section 3.6(b) of the Indenture. Interest on this Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period. If this Note is issued in the form of a Global Note, in accordance with the requirements of DTC, the Issuer will cause the Trustee to authenticate an additional Note or additional Notes in the appropriate principal amount such that neither this Note nor any other such Note may exceed an aggregate principal amount of U.S.$500,000,000 at any time.

This Note is a duly authorized issue of Notes of the Issuer, designated as its “Senior Secured 9.375% Notes due 2026”, issued under the Indenture dated as of December 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), by and between the Issuer and U.S. Bank National Association, a national banking association, as trustee (including any successor appointed in accordance with the terms of the Indenture, the “Trustee”). The Indenture also

Exh. A-1

provides for the issuance of PIK Notes. All capitalized terms used in this Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Noteholders. This Note is subject to all terms of the Indenture.

The Issuer will pay the Outstanding Principal Balance of this Note on or prior to the Final Legal Maturity Date on the Payment Date specified in the Indenture, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Section 3.6 of the Indenture.

The indebtedness evidenced by the Original Class A Notes and any PIK Notes is, to the extent and in the manner provided in the Indenture, senior in right of payment to the right of payment of the Subordinated Notes, and this Note is issued subject to such provisions. The maturity of this Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

The Issuer may redeem all or part of the Outstanding Principal Balance of this Note prior to the Final Legal Maturity Date on any Redemption Date, in the amounts and under the circumstances specified in the Indenture.

Any amount of Premium or interest on this Note that is not paid when due (including by virtue of being paid in kind through the issuance of PIK Notes on the Payment Date occurring in September 2015 or March 2016) shall, to the fullest extent permitted by Applicable Law, bear interest Additional Interest at an interest rate per annum equal to the Stated Rate of Interest from the date when due until such amount is paid or duly provided for, compounded semi-annually and payable on the succeeding Payment Date, subject to the availability of the Available Collections Amount therefor (and, to the extent provided in Section 3.7, the Interest Reserve Account and the Capital Account) after making payments entitled to priority under Section 3.6 of the Indenture.

This Note is and will be secured by the Collateral, the Issuer Pledged Equity and the Issuer Pledged Collateral pledged as security therefor as provided in the Indenture and the Local Law Security Agreements.

Subject to and in accordance with the terms of the Indenture, there will be distributed semi-annually from the Collection Account on each Payment Date, to the Person in whose name this Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in Section 3.6 of the Indenture, such Person’s pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Original Class A Notes or any PIK Notes, as the case may be, held by such Person) of the aggregate amount distributable to all Noteholders of Original Class A Notes or PIK Notes, as the case may be, on such Payment Date.

All amounts payable in respect of this Note shall be payable in Dollars in the manner provided in the Indenture to the Noteholder hereof on the Record Date relating to such payment. The final payment with respect to this Note, however, shall be made only upon

Exh. A-2

presentation and surrender of this Note by the Noteholder or its agent at an office or agency of the Trustee or Paying Agent in New York City. At such time, if any, as this Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Noteholder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to the Original Class A Notes or any PIK Notes, as the case may be. Alternatively, upon application in writing to the Trustee or other Paying Agent, not later than the applicable Record Date, by a Noteholder, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial institution in New York City; provided, that, in each case, the final payment with respect to any such Definitive Note shall be made only upon presentation and surrender of such Definitive Note by the Noteholder or its agent at an office or agency of the Trustee or Paying Agent in New York City. Notwithstanding the foregoing, payments in respect of this Note issued in the form of a Global Note (including principal, Premium, if any, and interest) shall be made by wire transfer of immediately available funds to the account specified by DTC. Any reduction in the Outstanding Principal Balance of this Note (or any one or more predecessor Class A Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Class A Note issued upon the registration of transfer of, in exchange or in lieu of this Note, whether or not noted hereon.

The Noteholder of this Note agrees, by acceptance hereof, to pay over to the Trustee any money (including principal, Premium, if any, and interest) paid to it in respect of this Note in the event that the Trustee, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Trustee in making such payment.

This Note is issuable only in registered form. A Noteholder or Beneficial Holder may transfer this Note or a Beneficial Interest herein only by delivery of a written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Noteholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. When this Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Original Class A Notes or PIK Notes, as the case may be, of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Noteholder thereof or by an attorney who is authorized in writing to act on behalf of the Noteholder). No service charge shall be made for any registration of transfer or exchange of this Note, but the party requesting such new Original Class A Note or Original Class A Notes or PIK Note or PIK Notes, as the case may be, may be required to pay a sum sufficient to cover any transfer Tax or similar governmental charge payable in connection therewith.

Prior to the registration of transfer of this Note, the Issuer and the Trustee may deem and treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Noteholder hereof for the purpose of receiving payment of all amounts payable with respect to

Exh. A-3

this Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

Subject to Section 3.6(c) of the Indenture, the Indenture permits the amendment or modification of the Indenture, the Original Class A Notes by the Issuer with the consent of the Noteholders holding a majority of the Outstanding Principal Balance of the Notes (voting or acting as a single class); provided, however, that if there shall be Notes of more than one class Outstanding and if a proposed amendment, modification, consent or waiver shall directly affect the rights of Noteholders of one or more, but less than all, of such classes, then the consent only of the Noteholders holding a majority of the Outstanding Principal Balance of each affected class of Notes, each voting or acting as a single class, shall be required; provided, further, however, that no amendment or modification of the Indenture or the Original Class A Notes may, without the consent of Noteholders holding 100% of the Outstanding Principal Balance of the class of Notes affected thereby, (i) reduce the percentage of any such class of Notes required to take or approve any action under the Indenture, (ii) reduce the amount or change the time of payment of any amount owing or payable with respect to any such class of Notes (including pursuant to any Redemption) or change the rate of interest or change the manner of calculation of interest payable with respect to any such class of Notes, (iii) alter or modify in any adverse respect the provisions of the Indenture or any Local Law Security Agreement with respect to the Collateral for the Notes, the provisions of the Share Pledge Agreement with respect to the related the Issuer Pledged Equity or the Issuer Pledged Collateral for the Notes, or the manner of payment or the order of priorities in which payments or distributions under the Indenture will be made as between the Noteholders of such Notes and the Issuer or as among the Noteholders, or (iv) consent to any assignment of the Issuer’s rights to a party other than the Trustee for the benefit of the Noteholders. Any such amendment or modification shall be binding on every Noteholder hereof, whether or not notation thereof is made upon this Note.

The subordination provisions contained in Article X of the Indenture may not be amended or modified without the consent of Noteholders holding 100% of the Outstanding Principal Balance of the class of Notes affected thereby.

The Indenture also contains provisions permitting the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Noteholders of all of the Original Class A Notes and any PIK Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Noteholders of this Note and of any Original Class A Note and any PIK Note issued upon the registration of transfer of, in exchange or in lieu of this Note, whether or not notation of such consent or waiver is made upon this Note.

The Original Class A Notes and any PIK Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS

Exh. A-4

OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The enforceability against the Issuer of the obligations of the Issuer under the Indenture, the Assignment and Charge Agreement, the Assignment for Security Purposes and under the Notes shall be limited to the assets of the Issuer, whether tangible or intangible, real or personal (including the Collateral) and the proceeds thereof. Once all such assets have been realized upon and such assets (and proceeds thereof) have been applied in accordance with Article III of the Indenture, any outstanding obligations of the Issuer shall be extinguished. Each of the parties to the Indenture shall take no action against any employee, director, officer or administrator of the Issuer, the Equityholder or the Trustee in relation to the Indenture; provided, that nothing therein shall limit the Issuer (or its permitted successors or assigns, including any party thereto that becomes such a successor or assign) from pursuing claims, if any, against any such Person. The provisions of Section 12.14 of the Indenture shall survive termination of the Indenture; provided, further, that the foregoing shall not in any way limit, impair or otherwise affect any rights of the Trustee or the Noteholders to proceed against any such Person (a) for intentional and willful fraud or intentional and willful misrepresentations on the part of or by such Person or (b) for the receipt of any distributions or payments to which the Issuer or any successor in interest is entitled, other than distributions expressly permitted pursuant to the Indenture and the other Deal Documents.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

Exh. A-5

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized General Partner.

Date: {            }, 2014

ZP SPV 1 K/S

By:	ZP General Partner 2 ApS, its General Partner

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Note is one of the Senior Secured 9.375% Notes due 2026 designated above and referred to in the within-mentioned indenture.

Date: {            }, 2014

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Exh. A-6

FORM OF TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

Date	Signature of Transferor

NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

{THE FOLLOWING PROVISIONS TO BE INCLUDED ON ALL NOTES}

In connection with any transfer of the within-mentioned Note, the undersigned confirms without utilizing any general solicitation or general advertising that:

{Check One}

☐(a)       the within-mentioned Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder

☐(b)       the within-mentioned Note is being transferred other than in accordance with clause (a) above and documents are being furnished that comply with the conditions of transfer set forth in the within-mentioned Note and the Indenture

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register the within-mentioned Note in the name of any Person other than the Noteholder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.11 of the Indenture shall have been satisfied.

Date	NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Exh. A-7

TO BE COMPLETED BY PURCHASER IF CLAUSE (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing the within-mentioned Note for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a “qualified institutional buyer” (within the meaning of Rule 144A) and it and such account are aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

Executive Officer

Exh. A-8

SCHEDULE I

ZP SPV 1 K/S

Senior Secured 9.375% Notes due 2026

No.

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

Exh. A-9

EXHIBIT B

FORM OF CONFIDENTIALITY AGREEMENT

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (the “Agreement”) is made on this              (the “Effective Date”) by and between:

ZEALAND PHARMA A/S, a Danish corporation, with a principal office at Smedeland 36, DK-2600 Glostrup (hereafter, “Zealand” or the “Disclosing Party”),

and,

[FINANCIAL PARTNER NAME], a             , with a principal office at                   ,(the “Receiving Party”).

WHEREAS Zealand and the Receiving Party have entered into discussions regarding a potential business or investment relationship with respect to the Subject Matter, as defined below;

WHEREAS, in the course of such discussions, Zealand is willing to disclose to Receiving Party confidential and proprietary information, including a copy of a Private Placement Memorandum (the “Memorandum”) relating to the potential issuance of certain Senior Secured Notes (the “Notes”) by a special purpose vehicle that will be affiliated with Zealand, provided such information is protected as set out in this Agreement and is used by Receiving Party only for the Purpose, as defined below;

NOW THEREFORE, the parties agree as follows:

1.                                      Definitions

For the purposes of this Agreement:

(a)                                 “Confidential Information” means any non-public information or data relating to the Subject Matter, or to Zealand’s business or affairs, which is owned or controlled by Zealand and provided by Zealand or its representatives to the Receiving Party or its Representatives, whether visual, tangible, on electronic or hard copy media or orally (including any such information provided in a dataroom via IntraLinks or otherwise), including, without limitation, the Memorandum, any agreements between Zealand and/or any of its Affiliates and the licensee referred to in the definition of Subject Matter below (the “Counterparty”), including, without limitation, any and all analyses, compilations, studies, reports, financial models or other documents prepared by Zealand, or by its directors, officers, employees, advisers, Affiliates, agents or representatives, and provided to the Receiving Party or its Representatives, and including any materials containing, based on or derived from any such information (including,

Exh. B-1

without limitation, any financial models or other analyses, compilations, forecasts, studies, notes, interpretations, data or other documents based thereon) prepared by the Receiving Party or its Representatives, in connection with the Receiving Party’s or its Representatives’ review of, or their interest in, the Subject Matter. Confidential Information will also include the fact that discussions are taking place between the parties concerning the Subject Matter, and the content of any such discussions. However, any information will not be considered as Confidential Information if such information:

(i)                                     is or was known by the Receiving Party, at the time of receipt from Zealand, and the Receiving Party has evidence to demonstrate such prior knowledge (unless such information was disclosed to the Receiving Party under a confidentiality agreement with Zealand or any Affiliate thereof); or

(ii)                                  is or becomes publicly known without breach of this Agreement by the Receiving Party; or

(iii)                               is or becomes available to the Receiving Party from an independent third source not bound by an obligation of secrecy to Zealand with respect to the Confidential Information.

(b)                                 “Affiliate” means a company which is, directly or indirectly, under the Control of either party to this Agreement.

(c)                                  “Control” means the ownership of fifty percent (50%) or more of the capital stocks or the voting rights of a company.

(d)                                 “Purpose” means any discussions, evaluations, and negotiations in connection with evaluating and/or establishing a potential business or investment relationship between the parties pertaining to the Subject Matter.

(e)                                  “Representatives” means, with respect to the Receiving Party, its directors, officers, employees, rating agencies, insurers, advisors, representatives (including, without limitation, financial advisors, attorneys, accountants, consultants and scientists) and agents.

(f)                                   “Subject Matter” means the proposed monetization by Zealand of all or a portion of its rights to receive royalty payments under a license agreement entered into between Zealand and Counterparty, through the issuance by a special purpose vehicle (the “Issuer”) of the Notes.

2.                                      Handling of Confidential Information

(a)                                 All Confidential Information must be maintained in strict confidence by the Receiving Party and by its Representatives, and must not be disclosed to any third party and must be protected with the same degree of care the Receiving Party normally uses in the protection of its own confidential and proprietary information, but in no case with any less degree than reasonable care.

Exh. B-2

(b)                            The Confidential Information may be disclosed by the Receiving Party only to those Representatives of the Receiving Party having the need to receive such Confidential Information to further the Purpose under this Agreement, provided the Representatives receiving of such Confidential Information are required to be bound by confidentiality and non-use obligations similar to those undertaken by the Receiving Party under this Agreement. The Receiving Party shall be wholly responsible for the full compliance with such confidentiality and non-use obligations by such Representatives. Notwithstanding and without limitation of the foregoing, neither the Receiving Party nor its Representatives shall reveal Confidential Information to advisors who are principally engaged in the business of investment banking, capital markets or securitization of financial assets, or to affiliates of such advisors, without the prior written consent of Zealand’s Representative, Credit Suisse Securities (USA) LLC (“Credit Suisse”).

(c)                             The Receiving Party must not, and must cause its Representatives not to, use any Confidential Information for the benefit of the Receiving Party or any such Representative, for the benefit of any third party, or for any purpose other than the Purpose, and must not use any Confidential Information for obtaining any intellectual property rights for the Receiving Party or such Representative.

(d)                            The Receiving Party must not, and must cause its Representatives not to, copy, reproduce, or reduce to writing any part of the Confidential Information, except as is necessary for the Purpose.

(e)                             The Receiving Party agrees, and agrees to cause its Representatives, to immediately notify Zealand in the event of any unauthorized use or disclosure of the Confidential Information.

3.                                 Restrictions

The obligations stated in this Agreement will not apply with respect to information which the Receiving Party is required to disclose by law, rule, regulation or court order, or pursuant to requests of governmental authorities or regulatory agencies having oversight over the Receiving Party, provided, in any such case, that the Receiving Party immediately notifies (or, if the nature of such requirement precludes immediate notification, notifies as soon as possible under the circumstances) Zealand in writing of such requirement, court order or regulatory request and fully cooperates with Zealand in the event Zealand elects to legally contest such disclosure or limit the effect thereof. In the event that Zealand is not successful in contesting such disclosure and does not waive compliance with the terms of this Agreement, the Receiving Party will furnish only that portion of the Confidential Information that it is advised by counsel (which may be the Receiving Party’s internal counsel) is legally required and will exercise all commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

Exh. B-3

4.                                 Other Matters

(a)                            Nothing in this Agreement will oblige Zealand to disclose any particular Confidential Information to the Receiving Party.

(b)                            Neither this Agreement, nor either party’s performance under this Agreement, will transfer to the Receiving Party, or give the Receiving Party, any proprietary right, title, interest or claim in or to any of the Confidential Information.

(c)                             Each party represents and warrants to the other party that it has the legal power and authority to enter into and perform under this Agreement.

(d)                            The Receiving Party represents and warrants to the other party that it, directly or through an affiliate, is not the non-contingent owner or licensee of patents claiming any other GLP-1 receptor agonist. The Receiving Party hereby agrees, and agrees to cause its Representatives, not to disclose Information to any Representative that, either directly or through an affiliate, is a non-contingent owner or licensee of patents claiming any other GLP-1 receptor agonist.

(e)                             Neither party is obliged to discuss or negotiate, or enter into, any other agreement as a result of the parties’ execution of this Agreement and, until such time as a definitive agreement may be entered into between the parties with respect to the Purpose of this Agreement, any such discussion or negotiation may be terminated at any time at the sole and absolute discretion of either one of the parties.

(e)                             The Receiving Party agrees and acknowledges that any disclosure of Confidential Information under this Agreement is made on an “as is” basis; Zealand makes no representation or warranty whatsoever with regard to the accuracy, completeness, freedom to operate or fitness for any purpose of the Confidential Information.

(f)                              The Receiving Party acknowledges that the Confidential Information may constitute “privileged information” under applicable laws and/or stock exchange rules and commits to strictly comply with the provisions of all such laws and rules that prohibit insider dealing and similar infractions.

(g)                             The Receiving Party agrees, and will cause its Affiliates and its and its Affiliates’ Representatives to agree (i) that any breach of any of the restrictions set forth in this Agreement by the Receiving Party or such Affiliates or Representatives may cause substantial and irreparable injury to Zealand and that money damages may not be a sufficient remedy for an actual or threatened breach of this Agreement because of the difficulty of ascertaining the amount of damage that would be suffered by Zealand in the event that this Agreement were breached, and (ii) that, in addition to all other remedies available at law or equity, Zealand will be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any such breach or threatened breach, without proof of actual damages, and the Receiving Party waives any requirement for the securing or posting of any bond in connection with such remedy. The Receiving Party further agrees to indemnify Zealand against any and all losses,

Exh. B-4

damages, claims or expenses incurred or suffered by Zealand as a result of any breach of any of the provisions of this Agreement by the Receiving Party, its Affiliates or its or its Affiliates’ Representatives.

(h)                                 The Receiving Party acknowledges and agrees that (i) any Confidential Information provided under this Agreement is qualified in its entirety by the information in the final Memorandum for the Notes, (ii) any information contained in the Memorandum provided hereunder is preliminary as of the date hereof, supersedes any previous such information delivered to the Receiving Party or its Representatives and will be superseded by any such information subsequently delivered and ultimately superseded by the final Memorandum relating to the Notes, (iii) Zealand has not updated, and has no obligation to update, the Memorandum in any respect for events, developments or circumstances, (iv) the Memorandum and other Confidential Information have been provided to the Receiving Party and its Representatives for informational purposes only and may not be relied upon in evaluating the merits of investing in the Notes described herein, and (v) any investment decision with respect to the Notes should be made by the Receiving Party based solely upon the information contained in the final Memorandum relating to the Notes. We further acknowledge that neither the Disclosing Party nor any of its representatives, nor any of its or their respective officers, directors, managers, members, partners, employees, agents or controlling persons within the meaning of Section 20 of the U.S. Securities Exchange Act of 1934, as amended, makes any express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Receiving Party agrees that no such person or entity will have any liability relating to the Confidential Information or for any errors therein or omissions therefrom. The Receiving Party further agrees that it is not entitled to rely on the accuracy or completeness of the Information.

(i)                                     The Receiving Party acknowledges that it is aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities of an issuer or an affiliate or controlling person of the issuer while in possession of material, non-public information and on the communication of such information to any other person or entity. The Receiving Party represents that it maintains effective internal procedures with respect to maintaining the confidentiality and use of the Confidential Information and that it will not use the Confidential Information for any purpose in violation of United States securities laws, Danish securities laws or any other applicable laws. The Receiving Party further represents that it is a qualified institutional buyer (as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”)), an investor that is an “institutional accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, or a non-U.S. person within the meaning of Regulation S under the Securities Act and acknowledge and agree that, by its purchase of any Notes, it will be deemed to have made the representations, agreements and acknowledgments set forth in the Memorandum under “Transfer Restrictions”. The Receiving Party acknowledges and agrees that, the Memorandum and the Confidential Information have been prepared to assist the Receiving Party in making its own evaluation of the Notes and does not purport to be all-inclusive or to contain all of the information that the Receiving Party may consider material or desirable in making its decision to invest in the Notes. The Receiving Party further agrees that, (i) it will take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision whether to purchase the Notes described herein, (ii) it will perform its own independent investigation and analysis of the Notes or the transactions contemplated thereby, and (iii) the Memorandum and Confidential Information are not a substitute for its independent evaluation and analysis and

Exh. B-5

should not be considered as a recommendation by Zealand or any of its representatives that the Receiving Party purchase the Notes.

(j)                                    The Receiving Party agrees that, at any time prior to consummation of a transaction regarding the Subject Matter, (i) Zealand reserves the right, in its sole discretion, to change the terms of any potential transaction at any time without prior notice to the Receiving Party or any other person or entity, to reject any and all proposals or offers made by the Receiving Party or any of its Representatives with regard to a potential transaction, and to terminate discussions and negotiations with the Receiving Party at any time and for any reason, and (ii) Zealand will not have any liability to the Receiving Party with respect to any such potential transaction, whether by virtue of this Confidentiality Agreement, any other written or oral expression with respect to such potential transaction or otherwise.

(k)                                 If the Receiving Party proposes to purchase, transfer, sell or otherwise dispose of any interest in the Subject Matter at any time, the Receiving Party agrees to (i) abide by any transfer restrictions described in the final operative documents governing the Notes, (ii) inform any proposed transferee of such interest of any such transfer restrictions, including, without limitation, any requirement that such proposed transferee execute a confidentiality agreement that is subject to the same terms herein, and (iii) not furnish any Confidential Information to such proposed transferee. The Receiving Party acknowledges that the servicer, the trustee or other service provider for any transaction regarding the Subject Matter shall be responsible for the delivery of all Confidential Information to any such prospective transferee following execution by such prospective transferee of an appropriate confidentiality agreement.

5.                                      Termination

(a)                                 This Agreement will commence upon the Effective Date and continue for a period of one (1) year unless earlier terminated by either party upon thirty (30) days’ written notice to the other party.

(b)                                 If Zealand or the Receiving Party determines not to proceed with a business or investment relationship regarding the Subject Matter, or upon termination or expiry of this Agreement, the Receiving Party (i) must cease to use the Confidential Information, and (ii) within sixty (60) days after the date of a written notice by Zealand, must destroy all copies thereof (whether in tangible or electronic form, or otherwise, and including notes the Receiving Party and its Representatives have taken on any discussions with Zealand or its representatives then in its possession or control, and (iii) upon the written request of Zealand, will furnish Zealand with written certification of such destruction by an authorized official supervising such destruction. Notwithstanding the foregoing, the Receiving Party (i) may retain one copy of the Confidential Information for the purpose of certifying the scope and nature of the documents received under this Agreement and (2) shall not be required to delete or modify electronic back-ups made in the ordinary course of business.

(c)                                  The obligations of confidentiality and restricted use contained herein will survive for a period of seven (7) years after the Effective Date.

Exh. B-6

6.                                      General

(a)                                 This Agreement will be legally binding upon the undersigned, their successors and assigns. Neither party can assign or amend any part of this Agreement except by a written document executed by both parties. In the event any provision of this Agreement is invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions will not in any way be affected or impaired. The Receiving Party acknowledges and agrees that this Agreement is for the sole and exclusive benefit of each of Zealand and its Affiliates, the Counterparty and Credit Suisse, on the one hand, and the Receiving Party on the other hand. Each of Zealand’s Affiliates, the Counterparty and Credit Suisse, is a third party beneficiary of this Agreement and shall have the right to enforce any provision of this Agreement.

(b)                                 This Agreement contains the entire agreement between Zealand and the Receiving Party, and supersedes all prior agreements and understandings, whether written or oral, between Zealand and the Receiving Party, concerning the confidentiality of the Confidential Information, and no modifications of this Agreement or waiver of the terms and conditions hereof will be binding upon Zealand and the Receiving Party, unless approved in writing by Zealand and the Receiving Party.

(c)                                  This Agreement may be executed by facsimile signature and such facsimile signature shall be deemed an original. This Agreement may be executed in one or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument

7.                                      Governing Law; Submission to Jurisdiction

This Agreement will be governed by, and construed and enforced in accordance with the laws of the State of New York, excluding its conflict of law rules. Each party hereto agrees that it shall bring any litigation with respect to any claim arising out of or related to this Agreement exclusively in the courts of proper jurisdiction in and for New York County, New York and solely in connection with claims arising under this Agreement (i) irrevocably submits to the exclusive jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over either party hereto, and (iv) agrees not to seek a transfer of venue on the basis that another forum is more convenient. Notwithstanding anything herein to the contrary, nothing in this shall prohibit any party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorised representatives as of the date first above written.

Exh. B-7

[FINANCIAL PARTNER NAME]	ZEALAND PHARMA A/S]

By:	By:
Name:	Name:
Title:	Title:

Exh. B-8

EXHIBIT C

AGENTS FOR SERVICE OF PROCESS

Party	Jurisdiction	Appointed Agent
ZP SPV 1 K/S	New York	Corporation Service Company

Exh. C-1

EXHIBIT D

COVERAGE OF DISTRIBUTION REPORT

(a)           Analysis of activity in each Transaction Account from the Calculation Date preceding the prior Payment Date (or, with respect to the first Payment Date, from the Closing Date) (the “Preceding Calculation Date”) to the Calculation Date preceding the current Payment Date (the “Current Calculation Date”), including in each case below, identifying any such amounts constituting Milestone Payments or any Licensee Termination Payment:

(i)            Balance on deposit in each Transaction Account on the Preceding Calculation Date

(ii)           Deposits into each Transaction Account from but excluding the Preceding Calculation Date to and including the Current Calculation Date

(iii)          Withdrawals from each Transaction Account from but excluding the Preceding Calculation Date to and including the Current Calculation Date, including identification of any Note payments pursuant to Section 2.5(d) of the Indenture and payments of Expenses pursuant to Section 3.6(d) of the Indenture

(iv)          Balance on deposit in each Transaction Account on the Current Calculation Date

(b)           Amount, if any, to be transferred from the Interest Reserve Account to the Collection Account on the current Payment Date

(c)           Payments on the current Payment Date:

(i)            Taxes, if any

(ii)           Expense payments (including normal and routine bank fees) payable on the Current Calculation Date

(iii)          Interest Amount

(iv)          Additional Interest, if any

(v)           Principal payments, if any

(d)           Issuance of PIK Notes, if any, on the Payment Date occurring in September 2015 or March 2016

(e)           Outstanding Principal Balance:

(i)            Opening Outstanding Principal Balance

Exh. D-1

(ii)           Principal payments, if any, made on the current Payment Date

(iii)          Closing Outstanding Principal Balance (including to reflect issuance of PIK Notes, if any, on the Payment Date occurring in September 2015 or March 2016)

(f)            Amount to be distributed to the Issuer from the Collection Account or Interest Reserve Account, if any, with respect to the current Payment Date

(g)           A withholding obligation may be included, including the amount, if any, that the Trustee is obligated under Danish law to withhold in the event that any Danish withholding tax or deduction in respect of tax is imposed or required to be made on payments on the Original Class A Notes or any PIK Notes with respect to any Payment Date

(h)           Appropriate modifications will be made to contemplate any Subordinated Notes

(i)            The amount or amounts of any Danish Tax Additional Amount and any German Tax Additional Amount received in the Capital Account and to be distributed on the current Payment Date

(j)            [Aggregate Net Sales of the Product in 2015 and 2016]*

(k)           [Certification, if applicable, of the satisfaction of the Sales Test]*

* Only in 2017

Exh. D-2

EXHIBIT E

UCC FINANCING STATEMENTS

1.             A Form UCC-1 Financing Statement will be filed with the Recorder in the District of Columbia naming the Issuer as debtor and the Trustee as secured party.

2.             A Form UCC-1 Financing Statement will be filed with the Recorder in the District of Columbia naming the Seller as debtor and the Issuer as secured party, with respect to the Issuer Purchased Assets.

3.             A Form UCC-1 Financing Statement will be filed with the Recorder in the District of Columbia naming the Master SPV as debtor and the Trustee as secured party, with respect to the Issuer Pledged Collateral.

Exh. E-1

EXHIBIT F

FORM OF CERTIFICATE OF EUROCLEAR OR CLEARSTREAM FOR
PERMANENT REGULATION S GLOBAL NOTE

, 20

U.S. Bank National Association,

as Trustee

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (ZP SPV 1 K/S)

ZP SPV 1 K/S

Smedeland 36

2600 Glostrup

Denmark

Attention:	David H. Solomon
Mats Blom

Re:          ZP SPV 1 K/S (the “Issuer”)

Ladies and Gentlemen:

This letter relates to U.S.$                         principal amount of Senior Secured 9.375% Notes due 2026 of the Issuer (the “Notes”) represented by a Note that bears a legend (the “Legended Note”) outlining restrictions upon transfer of such Legended Note. Pursuant to Section 2.1 of the Indenture dated as of December 11, 2014 (the “Indenture”) relating to the Notes and certain other classes of notes of the Issuer, we hereby certify that we are (or we will hold such securities on behalf of) a Non-U.S. Person (as defined in the Indenture) to whom the Notes may be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended (“Regulation S”). Accordingly, you are hereby requested to exchange the Legended Note for a Permanent Regulation S Global Note (as defined in the Indenture) representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Certain terms used in this certificate have the meanings set forth in Regulation S.

Exh. F-1

Very truly yours,

{Euroclear Bank S.A./N.V.} {Clearstream Banking}

By:
Authorized Signatory

Exh. F-2

EXHIBIT G

FORM OF CERTIFICATE OF BENEFICIAL OWNER OF TEMPORARY
REGULATION S GLOBAL NOTE

Euroclear Bank S.A./N.V.

{Address}

AND/OR

Clearstream Banking

{Address}

Re:                             ZP SPV 1 K/S (the “Issuer”)

Reference is hereby made to the Indenture, dated as of December 11, 2014 (the “Indenture”), made by and between the Issuer and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$                principal amount of Senior Secured 9.375% Notes due 2026 that are held in the form of a Beneficial Interest in the Temporary Regulation S Global Note (CUSIP No.              ) through DTC by the undersigned (the “Holder”) in the name of                .  The Holder of such Temporary Regulation S Global Note hereby requests the receipt of payments due and payable on the applicable Payment Date pursuant to Section 2.5 of the Indenture.

The Holder hereby represents and warrants that it (i) is a Non-U.S. Person and (ii) does not hold the above-referenced Temporary Regulation S Global Note for the account or benefit of a U.S. Person (other than a distributor). Certain terms in this certificate not otherwise defined in the Indenture have the meanings given to them in Regulation S.

This certificate and the statements contained herein are made for your benefit and the benefit of the Paying Agent.

{Name of Holder}

By:
Name:
Title:

Exh. G-1

EXHIBIT H

FORM OF CERTIFICATE OF EUROCLEAR OR CLEARSTREAM FOR PAYMENTS

U.S. Bank National Association,

as Paying Agent

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (ZP SPV 1 K/S)

Re:                             ZP SPV 1 K/S (the “Issuer”)

Reference is hereby made to the Indenture, dated as of December 11, 2014 (the “Indenture”), made by and between the Issuer and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$                principal amount of Senior Secured 9.375% Notes due 2026 that are held in the form of a Beneficial Interest in the Temporary Regulation S Global Note (CUSIP No.              ) through DTC by the undersigned (the “Holder”) in the name of                .  Certain Holders of the Beneficial Interests in such Temporary Regulation S Global Note have requested the receipt of payments due and payable on the applicable Payment Date pursuant to Section 2.5 of the Indenture.

We have received from such Holders certifications to the effect that they (i) are Non-U.S. Persons and (ii) do not hold the above-referenced Temporary Regulation S Global Note for the account or benefit of U.S. Persons (other than distributors).  Certain terms in this certificate not otherwise defined in the Indenture have the meanings given to them in Regulation S.

Accordingly, the Holders of the Beneficial Interests in the Temporary Regulation S Global Note are entitled to receive interest, principal and Premium, if any, in accordance with the terms of the Indenture in the amount of U.S.$             .

{Clearstream Banking} {Euroclear Bank S.A./N.V.}

By:
Name:
Title:

Exh. H-1

EXHIBIT I

FORM OF CERTIFICATE OF PROPOSED TRANSFEROR

, 20

U.S. Bank National Association,

as Registrar

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (ZP SPV 1 K/S)

ZP SPV 1 K/S

Smedeland 36

2600 Glostrup

Denmark

Attention: David H. Solomon

Mats Blom

Re:                             ZP SPV 1 K/S (the “Issuer”)

Ladies and Gentlemen:

In connection with our proposed sale of U.S.$              aggregate principal amount of Senior Secured 9.375% Notes due 2026 of the Issuer (the “Notes”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (“Regulation S”) and, accordingly, we represent that:

(1)                                 the offer of the Notes was not made to a person in the U.S.;

(2)                                 at the time the buy order was originated, the transferee was a Non-U.S. Person or we and any person acting on our behalf reasonably believed that the transferee was a Non-U.S. Person;

(3)                                 no directed selling efforts have been made by us in the U.S. in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4)                                 the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Certain terms used in this certificate have the meanings set forth in Regulation S.

Exh. I-1

Very truly yours,

{Name of Transferor}

By:
Authorized Signatory

Exh. I-2

EXHIBIT J

FORM OF CERTIFICATE OF CERTAIN PROPOSED REGULATION S NON-U.S.
PERSON TRANSFEREES

, 20

U.S. Bank National Association,

as Registrar

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (ZP SPV 1 K/S)

ZP SPV 1 K/S

Smedeland 36

2600 Glostrup

Denmark

Attention: David H. Solomon

Mats Blom

Ladies and Gentlemen:

In connection with our proposed purchase of Notes (the “Notes”) of ZP SPV 1 K/S (the “Issuer”), we represent and warrant to you that:

1.                                      We have received a copy of the Private Placement Memorandum dated December [ • ], 2014[, as supplemented by the Supplement to Private Placement Memorandum dated December [ • ], 2014] ([as so supplemented,] the “Memorandum”) relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled “Transfer Restrictions” of such Memorandum and the restrictions on duplication and circulation of such Memorandum.

2.                                      We are not a “U.S. person” within the meaning of Regulation S (a “Non-U.S. Person”) under the Securities Act of 1933, as amended (the “Securities Act”).

3.                                      We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Memorandum under “Transfer Restrictions” and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the “Securities Act”).

4.                                      We understand that the offer and sale of the Notes have not been registered under the Securities Act, that the Notes will only be in the form of definitive physical certificates and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that, if we should sell any Notes in the future, we will do so only (1) (A) to the

Exh. J-1

Issuer or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a qualified institutional buyer (as defined therein) or (C) to a person who is not a U.S. person within the meaning of Regulation S under the Securities Act (a “Non-U.S. Person”) in an offshore transaction in compliance with Rule 904 of Regulation S under the Securities Act, and we further agree to provide to any entity purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein and (2) in each case, in accordance with any applicable securities laws of any state in the U.S. or any other applicable jurisdiction and in accordance with the legend to be set forth in the Notes, which will reflect the substance of this paragraph.

5.                                      We have reviewed the Indenture and the agreements and other materials referred to therein and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Indenture. We hereby undertake to be bound by the terms and conditions of the Indenture in its capacity as an owner of the Notes (as a “Noteholder”), in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Issuer, the Trustee and all Noteholders present and future.

6.                                      We understand that, on any proposed resale of any Notes, we will be required to furnish to the Issuer and the Trustee such certifications, legal opinions and other information as the Issuer and the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

7.                                      We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are able to bear the economic risks of our or their investment.

8.                                      We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

9.                                      We are not acquiring the Notes with a view to distribution thereof or with any present intention of offering or selling the Notes, except as permitted above, provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
Name:
Title

Exh. J-2